UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06247

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2019

Annual Report

November 30, 2019

Emerging Markets Fund
Investor Class (TWMIX)
I Class (AMKIX)
Y Class (AEYMX)
A Class (AEMMX)
C Class (ACECX)
R Class (AEMRX)
R5 Class (AEGMX)
R6 Class (AEDMX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, please visit our website, americancentury.com.

Monetary Policy Pivot Improved Investor Sentiment

The reporting period began on a challenging note. Mounting concerns about slowing global economic and earnings growth, the U.S.-China trade dispute and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which worsened the year-end sell-off among global stocks.

However, a key policy pivot from the Fed in early 2019 helped improve investor attitudes worldwide. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Similar economic concerns kept central banks in Europe and Japan maintaining or expanding their accommodative policies. Additionally, investors’ earlier worst-case fears about trade and corporate earnings generally eased, which also aided stocks.

Volatility reemerged in the spring, when a Brexit stalemate prompted U.K. Prime Minister Theresa May to resign. This news reignited global fears of a no-deal Brexit. However, those worries subsided as Boris Johnson, a staunch Brexit advocate, succeeded May. Meanwhile, U.S.-China trade policy continued to fuel bouts of volatility. In July, growing concerns about global economic risks encouraged the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. Fed easing and a lower interest rate backdrop helped restore investor optimism.

Overall, broad global stock indices advanced for the 12-month period. U.S. stocks generally outperformed non-U.S. stocks, while developed markets broadly outperformed emerging markets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWMIX	10.99%	4.91%	4.70%	—	9/30/97
MSCI Emerging Markets Index	—	7.28%	3.12%	3.33%	—	—
I Class	AMKIX	11.20%	5.12%	4.91%	—	1/28/99
Y Class	AEYMX	11.43%	—	—	7.31%	4/10/17
A Class	AEMMX					5/12/99
No sales charge		10.71%	4.65%	4.44%	—
With sales charge		4.33%	3.42%	3.83%	—
C Class	ACECX	9.97%	3.91%	3.67%	—	12/18/01
R Class	AEMRX	10.46%	4.39%	4.17%	—	9/28/07
R5 Class	AEGMX	11.19%	—	—	7.15%	4/10/17
R6 Class	AEDMX	11.45%	5.29%	—	5.69%	7/26/13

Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2019
Investor Class — $15,826

MSCI Emerging Markets Index — $13,882

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.25%	1.05%	0.90%	1.50%	2.25%	1.75%	1.05%	0.90%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Sherwin Soo

Performance Summary
Emerging Markets returned 10.99%* for the 12 months ended November 30, 2019. The portfolio’s benchmark, the MSCI Emerging Markets Index, returned 7.28% for the same period.
The fund outperformed its benchmark during the period, driven largely by an overweight for most of the year in consumer discretionary and positive stock selection in the sector, as well as stock selection in financials. Conversely, holdings in the consumer staples sector had a negative relative impact. Regionally, stock selection in China and Brazil were key drivers of relative outperformance, while stock choices in South Korea weighed on returns.
Consumer Discretionary Holdings Contributed
Holdings in the consumer discretionary sector were the primary drivers of the fund’s outperformance over the 12-month period. Notable contributors included China-based sporting goods company Li Ning, Brazil-based retailer Magazine Luiza and China-based K-12 education service provider New Oriental Education & Technology Group.
Shares of Li Ning benefited from sales growth, driven by increased consumer demand. The company reported strong core profit results on the back of better-than-expected sales and earnings, while higher consensus estimates reflect the retailer’s healthy demand momentum in athleisure apparel. Magazine Luiza’s stock price appreciated amid economic improvement in Brazil, as the retailer reported solid operating results. Growth in gross merchandise volume remains strong in Magazine Luiza’s online channel and brick-and-mortar stores as investments in execution continue to drive traffic higher. New Oriental Education & Technology’s top-line momentum was strong, driven by online expansion, margin recovery and increased utilization, amid a supportive policy environment.
In the financials sector, Taiwan-based leasing company Chailease Holding and Brazil-based stock exchange B3 were key contributors to the fund’s outperformance. Chailease’s stock price gained on improving spread and yield data, driven by asset quality control and business growth in China. Shares of B3 advanced on record high derivatives volume and strong equity volume, amid improving macroeconomic conditions and structurally low policy rates in Brazil.
Investments in the Consumer Staples Sector Detracted
The fund’s consumer staples holdings weighed on relative performance, driven primarily by South Korea-based cosmetics maker Cosmax and India-based personal care company Godrej Consumer Products. Cosmax shares declined amid slowing sales growth in South Korea and declining sales for Cosmax China, and lower forecasts for U.S. and China operations. Shares of Godrej suffered as domestic sales growth weakened and overseas challenges persisted, particularly weakness in some African markets. We exited positions in Cosmax and Godrej during the period.
On an individual stock basis, NMC Health, a U.K.-based private health care operator in Saudi Arabia and the United Arab Emirates with exposure to Abu Dhabi and Dubai, was a notable detractor. Shares of NMC declined amid concerns over delays in a Saudi joint venture. Further, concerns surrounding the company’s financial health and strategy—which we believe are misplaced—weighed on the stock.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Other notable detractors included South Africa-based multinational internet group Naspers. Shares declined due to the company’s partial spin-off of its global consumer internet group. The initial market reaction viewed the spin-off as a risk to Naspers, given the increased complexity of its corporate structure.
Outlook
We continue to believe the long-term case for emerging markets stocks remains strong. Improving growth data, dovish U.S. Federal Reserve policy and reduced geopolitical concerns around both U.S.-China trade tensions and Brexit are expected to provide support for emerging markets stock prices. We’ve also seen a recovery in emerging markets earnings.
The fund continues to invest in companies where we believe fundamentals are improving but share price performance does not fully reflect these factors.
Geographically, we increased our exposure to China, shifting from a relative underweight to the fund’s largest overweight versus the benchmark. We believe the softening of trade rhetoric and a trade agreement between the U.S. and China has helped improve conditions in the country and the region. Our holdings are exposed to domestic consumption or government stimulus policies designed to support domestic growth. Ongoing infrastructure investment and a reduction in the value-added tax should further support consumer activity.
We increased our overweight to Brazil during the period. Amid marked economic expansion and positive shifts in the country’s macroeconomic policy, we expect the Brazilian economy to accelerate without excessive inflationary pressure. We are positioned primarily in the private sector, finding opportunities in Brazilian companies positioned to benefit from improving domestic conditions.
Although Saudi Arabia was added to the benchmark in 2019, we did not have exposure to the market at period-end, making it our largest underweight relative to the benchmark. We also reduced our exposure to India as economic growth slowed over the period.
Consumer discretionary remained the largest relative sector position, and we meaningfully increased our exposure during the period. We believe that urbanization and growth of the middle class, as well as the aspirational spending that goes with them are powerful, long-term drivers. We are finding opportunities in companies positioned for strengthening consumer demand in areas such as sportswear, as well as higher standard-of-living spending such as education, automobiles and travel.
Finally, we significantly increased our information technology position over the last year, shifting from a relative underweight to an overweight versus the benchmark. In our view, the sector is improving based on stabilizing memory prices, stronger-than-expected iPhone 11 sales and accelerated 5G-related demand.
We reduced our exposure to the materials and energy sectors, the largest relative underweights as of period-end. Amid commodity volatility and government intervention, sustained earnings acceleration remains challenging for many companies in both sectors. Our holdings represent companies that have earnings catalysts outside commodity prices.

6

Fund Characteristics

NOVEMBER 30, 2019
Top Ten Holdings	% of net assets
Taiwan Semiconductor Manufacturing Co. Ltd.	6.4%
Alibaba Group Holding Ltd. ADR	6.0%
Tencent Holdings Ltd.	5.5%
Samsung Electronics Co. Ltd.	4.1%
HDFC Bank Ltd.	2.6%
Naspers Ltd., N Shares	2.2%
New Oriental Education & Technology Group, Inc. ADR	2.0%
Chailease Holding Co. Ltd.	2.0%
Novatek PJSC GDR	1.9%
GDS Holdings Ltd. ADR	1.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.8%
Temporary Cash Investments	2.0%
Temporary Cash Investments - Securities Lending Collateral	0.6%
Other Assets and Liabilities	(0.4)%

Investments by Country	% of net assets
China	35.8%
Taiwan	11.0%
South Korea	9.7%
Brazil	8.8%
India	7.6%
Russia	4.4%
South Africa	4.2%
Thailand	3.9%
Indonesia	3.0%
Mexico	2.4%
Other Countries	7.0%
Cash and Equivalents*	2.2%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expenses Paid During Period(1) 6/1/19 - 11/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,083.80	$6.53	1.25%
I Class	$1,000	$1,085.40	$5.49	1.05%
Y Class	$1,000	$1,086.10	$4.71	0.90%
A Class	$1,000	$1,081.80	$7.83	1.50%
C Class	$1,000	$1,079.10	$11.73	2.25%
R Class	$1,000	$1,081.50	$9.13	1.75%
R5 Class	$1,000	$1,085.40	$5.49	1.05%
R6 Class	$1,000	$1,086.30	$4.71	0.90%
Hypothetical
Investor Class	$1,000	$1,018.80	$6.33	1.25%
I Class	$1,000	$1,019.80	$5.32	1.05%
Y Class	$1,000	$1,020.56	$4.56	0.90%
A Class	$1,000	$1,017.55	$7.59	1.50%
C Class	$1,000	$1,013.79	$11.36	2.25%
R Class	$1,000	$1,016.30	$8.85	1.75%
R5 Class	$1,000	$1,019.80	$5.32	1.05%
R6 Class	$1,000	$1,020.56	$4.56	0.90%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2019

	Shares	Value
COMMON STOCKS — 97.8%
Argentina — 0.3%
Globant SA(1)	71,205	$7,618,935
Brazil — 8.8%
B3 SA - Brasil Bolsa Balcao	3,403,200	38,230,435
Banco Bradesco SA ADR	4,864,636	38,187,393
Cyrela Brazil Realty SA Empreendimentos e Participacoes	4,031,600	25,463,539
Localiza Rent a Car SA	2,072,832	21,723,683
Lojas Renner SA	2,046,860	25,043,661
Magazine Luiza SA	3,174,718	33,894,053
Pagseguro Digital Ltd., Class A(1)	403,901	13,708,400
TOTVS SA	884,300	13,290,504
WEG SA	1,090,400	7,651,885
		217,193,553
China — 35.8%
Alibaba Group Holding Ltd. ADR(1)	746,623	149,324,600
Anhui Conch Cement Co. Ltd., H Shares	4,925,500	31,496,571
Baozun, Inc. ADR(1)	381,691	14,492,807
Brilliance China Automotive Holdings Ltd.	26,040,000	26,883,963
China Construction Bank Corp., H Shares	54,801,000	43,636,023
China Education Group Holdings Ltd.(2)	14,505,000	19,644,114
China Gas Holdings Ltd.	9,435,400	35,084,418
China International Travel Service Corp. Ltd., A Shares	1,000,917	11,929,180
China Overseas Land & Investment Ltd.	3,232,000	10,839,821
CIFI Holdings Group Co. Ltd.	42,666,888	31,075,281
CNOOC Ltd.	27,739,000	40,263,572
Country Garden Services Holdings Co. Ltd.	6,223,000	20,116,007
GDS Holdings Ltd. ADR(1)	1,001,215	46,876,886
Haier Electronics Group Co. Ltd.	5,336,000	14,830,122
Industrial & Commercial Bank of China Ltd., H Shares	61,285,645	43,708,020
Kweichow Moutai Co. Ltd., A Shares	134,085	21,530,556
Li Ning Co. Ltd.	9,201,500	29,509,750
Luxshare Precision Industry Co. Ltd., A Shares	1,491,816	7,220,792
New Oriental Education & Technology Group, Inc. ADR(1)	409,503	49,582,623
Ping An Insurance Group Co. of China Ltd., H Shares	3,685,000	41,762,416
Shenzhou International Group Holdings Ltd.	1,709,800	22,536,870
TAL Education Group ADR(1)	840,131	37,184,198
Tencent Holdings Ltd.	3,187,000	135,111,423
		884,640,013
Colombia — 0.7%
Bancolombia SA ADR	333,914	16,118,029
Egypt — 0.8%
Commercial International Bank Egypt S.A.E.	2,215,207	10,828,679

10

	Shares	Value
Commercial International Bank Egypt S.A.E. GDR	1,681,101	$8,094,698
		18,923,377
Hungary — 1.1%
OTP Bank Nyrt	589,980	27,755,246
India — 7.6%
Asian Paints Ltd.	496,192	11,800,132
Bajaj Finance Ltd.	268,158	15,225,735
Bata India Ltd.	643,473	14,610,091
HDFC Bank Ltd.	3,576,662	63,556,582
Indraprastha Gas Ltd.	2,776,368	15,990,173
Jubilant Foodworks Ltd.	705,450	15,911,557
Larsen & Toubro Ltd.	632,391	11,727,091
Nestle India Ltd.	94,618	19,063,602
Tata Consultancy Services Ltd.	684,706	19,597,222
		187,482,185
Indonesia — 3.0%
Bank Rakyat Indonesia Persero Tbk PT	137,715,600	39,914,042
Telekomunikasi Indonesia Persero Tbk PT	118,627,500	32,960,753
		72,874,795
Mexico — 2.4%
America Movil SAB de CV, Class L ADR	864,460	13,217,593
Grupo Aeroportuario del Centro Norte SAB de CV	2,703,132	17,954,128
Wal-Mart de Mexico SAB de CV	9,789,545	27,249,172
		58,420,893
Peru — 0.6%
Credicorp Ltd.	75,854	16,019,606
Philippines — 1.2%
Ayala Land, Inc.	33,873,700	30,328,887
Russia — 4.4%
Novatek PJSC GDR	243,203	48,128,624
Sberbank of Russia PJSC ADR (London)	1,761,672	25,751,174
Yandex NV, A Shares(1)	849,422	35,650,241
		109,530,039
South Africa — 4.2%
Capitec Bank Holdings Ltd.	367,044	35,516,867
Kumba Iron Ore Ltd.(2)	515,546	13,215,539
Naspers Ltd., N Shares	381,741	54,606,892
		103,339,298
South Korea — 9.7%
CJ Logistics Corp.(1)(2)	225,793	30,138,120
Fila Korea Ltd.(2)	721,682	31,527,572
Hotel Shilla Co. Ltd.(2)	175,518	12,607,715
Korea Shipbuilding & Offshore Engineering Co. Ltd.(1)	201,617	20,502,142
Orion Corp/Republic of Korea	169,558	14,785,992
Samsung Electro-Mechanics Co. Ltd.(2)	282,241	26,523,939
Samsung Electronics Co. Ltd.	2,396,425	102,341,126
		238,426,606

11

	Shares	Value
Taiwan — 11.0%
ASPEED Technology, Inc.	277,000	$7,745,848
Chailease Holding Co. Ltd.	10,769,556	48,246,972
Chroma ATE, Inc.	1,666,000	7,618,300
Merida Industry Co. Ltd.	1,979,000	11,359,875
President Chain Store Corp.	1,338,000	13,406,687
Taiwan Cement Corp.	12,278,614	16,674,152
Taiwan Cement Corp. Preference Shares	819,838	1,445,591
Taiwan Semiconductor Manufacturing Co. Ltd.	15,811,939	158,744,811
Win Semiconductors Corp.	722,000	7,159,465
		272,401,701
Thailand — 3.9%
Airports of Thailand PCL	8,699,500	21,592,206
CP ALL PCL	13,945,700	34,728,681
Kasikornbank PCL NVDR	2,520,300	12,919,847
Minor International PCL	10,865,400	13,833,611
Muangthai Capital PCL	6,186,400	12,324,848
		95,399,193
Turkey — 0.5%
BIM Birlesik Magazalar AS	1,611,730	12,884,873
United Arab Emirates — 0.8%
First Abu Dhabi Bank PJSC	4,955,930	20,524,603
United Kingdom — 1.0%
Network International Holdings plc(1)	1,104,687	8,271,403
NMC Health plc(2)	537,814	17,434,416
		25,705,819
TOTAL COMMON STOCKS (Cost $2,070,673,748)		2,415,587,651
TEMPORARY CASH INVESTMENTS — 2.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.875%, 11/15/20 - 8/15/28, valued at $41,501,223), in a joint trading account at 1.40%, dated 11/29/19, due 12/2/19 (Delivery value $40,726,679)		40,721,928
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.375%, 7/15/27, valued at $9,247,455), at 0.65%, dated 11/29/19, due 12/2/19 (Delivery value $9,065,491)		9,065,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $49,786,928)		49,786,928
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $15,485,777)	15,485,777	15,485,777
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $2,135,946,453)		2,480,860,356
OTHER ASSETS AND LIABILITIES — (0.4)%		(10,000,940)
TOTAL NET ASSETS — 100.0%		$2,470,859,416

12

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	24.9%
Financials	22.6%
Information Technology	17.3%
Communication Services	8.9%
Industrials	6.1%
Consumer Staples	5.8%
Energy	3.6%
Materials	3.1%
Real Estate	2.8%
Utilities	2.0%
Health Care	0.7%
Cash and Equivalents*	2.2%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $46,481,141. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)
Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $49,189,916, which includes securities collateral of $33,704,139.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2019
Assets
Investment securities, at value (cost of $2,120,460,676) — including $46,481,141 of securities on loan	$2,465,374,579
Investment made with cash collateral received for securities on loan, at value (cost of $15,485,777)	15,485,777
Total investment securities, at value (cost of $2,135,946,453)	2,480,860,356
Cash	27,838
Foreign currency holdings, at value (cost of $2,278,039)	2,268,119
Receivable for investments sold	4,797,596
Receivable for capital shares sold	1,944,131
Dividends and interest receivable	509,720
Securities lending receivable	33,826
Other assets	28,676
2,490,470,262

Liabilities
Payable for collateral received for securities on loan	15,485,777
Payable for capital shares redeemed	1,855,867
Accrued management fees	2,224,845
Distribution and service fees payable	44,357
19,610,846

Net Assets	$2,470,859,416

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,396,706,061
Distributable earnings	74,153,355
$2,470,859,416

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$606,668,335	53,904,812	$11.25
I Class, $0.01 Par Value	$1,325,801,438	114,704,227	$11.56
Y Class, $0.01 Par Value	$14,637,515	1,262,177	$11.60
A Class, $0.01 Par Value	$78,703,678	7,257,267	$10.84*
C Class, $0.01 Par Value	$30,003,686	3,056,327	$9.82
R Class, $0.01 Par Value	$6,825,346	627,323	$10.88
R5 Class, $0.01 Par Value	$2,443,663	211,216	$11.57
R6 Class, $0.01 Par Value	$405,775,755	35,048,259	$11.58
*Maximum offering price $11.50 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $5,579,119)	$66,575,247
Securities lending, net	628,318
Interest	567,565
67,771,130

Expenses:
Management fees	26,270,680
Distribution and service fees:
A Class	192,827
C Class	317,728
R Class	32,310
Directors' fees and expenses	73,777
Other expenses	36,576
26,923,898

Net investment income (loss)	40,847,232

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(164,013,307)
Foreign currency translation transactions	(1,563,575)
(165,576,882)

Change in net unrealized appreciation (depreciation) on:
Investments	371,070,266
Translation of assets and liabilities in foreign currencies	(41,356)
371,028,910

Net realized and unrealized gain (loss)	205,452,028

Net Increase (Decrease) in Net Assets Resulting from Operations	$246,299,260

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2019 AND NOVEMBER 30, 2018
Increase (Decrease) in Net Assets	November 30, 2019	November 30, 2018
Operations
Net investment income (loss)	$40,847,232	$18,203,387
Net realized gain (loss)	(165,576,882)	(145,900,157)
Change in net unrealized appreciation (depreciation)	371,028,910	(316,445,822)
Net increase (decrease) in net assets resulting from operations	246,299,260	(444,142,592)

Distributions to Shareholders
From earnings:
Investor Class	(4,369,482)	(8,646,208)
I Class	(6,026,364)	(7,994,063)
Y Class	(55,971)	(1,759)
A Class	(149,480)	(390,371)
C Class	—	(207,089)
R Class	—	(30,409)
R5 Class	(18,644)	(41,149)
R6 Class	(2,430,490)	(1,815,971)
Decrease in net assets from distributions	(13,050,431)	(19,127,019)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	825,809	1,127,728,674

Net increase (decrease) in net assets	234,074,638	664,459,063

Net Assets
Beginning of period	2,236,784,778	1,572,325,715
End of period	$2,470,859,416	$2,236,784,778

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2019

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price

17

of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$15,485,777	—	—	—	$15,485,777
Gross amount of recognized liabilities for securities lending transactions					$15,485,777

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 6% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.25%	1.05%	0.90%	1.25%	1.25%	1.25%	1.05%	0.90%

19

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $651,054 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2019 were $916,965,062 and $950,477,732, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2019		Year ended November 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,100,000,000		1,150,000,000
Sold	22,833,790	$240,540,598	64,760,949	$771,018,077
Issued in reinvestment of distributions	388,374	4,217,739	651,370	8,389,638
Redeemed	(65,606,525)	(711,808,825)	(42,737,959)	(476,726,066)
	(42,384,361)	(467,050,488)	22,674,360	302,681,649
I Class/Shares Authorized	1,520,000,000		1,100,000,000
Sold	78,665,181	874,061,540	84,346,072	1,028,660,971
Issued in reinvestment of distributions	474,557	5,281,820	520,633	6,877,558
Redeemed	(50,245,387)	(545,284,007)	(40,057,350)	(447,621,773)
	28,894,351	334,059,353	44,809,355	587,916,756
Y Class/Shares Authorized	30,000,000		25,000,000
Sold	913,667	10,139,043	484,086	5,451,640
Issued in reinvestment of distributions	4,968	55,447	133	1,759
Redeemed	(106,700)	(1,190,387)	(34,488)	(368,913)
	811,935	9,004,103	449,731	5,084,486
A Class/Shares Authorized	100,000,000		80,000,000
Sold	3,294,887	33,939,545	5,501,637	61,911,723
Issued in reinvestment of distributions	10,533	110,381	27,068	336,722
Redeemed	(3,456,550)	(35,675,172)	(3,444,674)	(38,074,936)
	(151,130)	(1,625,246)	2,084,031	24,173,509
C Class/Shares Authorized	45,000,000		45,000,000
Sold	716,119	6,640,072	2,206,474	23,600,751
Issued in reinvestment of distributions	—	—	15,833	180,175
Redeemed	(1,227,066)	(11,446,164)	(1,007,861)	(9,742,868)
	(510,947)	(4,806,092)	1,214,446	14,038,058
R Class/Shares Authorized	30,000,000		30,000,000
Sold	220,384	2,282,049	492,151	5,468,250
Issued in reinvestment of distributions	—	—	2,430	30,398
Redeemed	(184,311)	(1,924,685)	(316,573)	(3,426,412)
	36,073	357,364	178,008	2,072,236
R5 Class/Shares Authorized	30,000,000		30,000,000
Sold	58,405	635,522	590,313	7,280,374
Issued in reinvestment of distributions	1,674	18,644	3,113	41,149
Redeemed	(280,786)	(3,093,224)	(165,206)	(1,808,015)
	(220,707)	(2,439,058)	428,220	5,513,508
R6 Class/Shares Authorized	450,000,000		190,000,000
Sold	18,822,132	206,418,584	19,923,599	239,430,383
Issued in reinvestment of distributions	212,269	2,364,675	136,929	1,810,200
Redeemed	(6,804,815)	(75,457,386)	(4,736,641)	(54,992,111)
	12,229,586	133,325,873	15,323,887	186,248,472
Net increase (decrease)	(1,295,200)	$825,809	87,162,038	$1,127,728,674

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Argentina	$7,618,935	—	—
Brazil	51,895,793	$165,297,760	—
China	297,461,114	587,178,899	—
Colombia	16,118,029	—	—
Mexico	13,217,593	45,203,300	—
Peru	16,019,606	—	—
Russia	35,650,241	73,879,798	—
Other Countries	—	1,106,046,583	—
Temporary Cash Investments	—	49,786,928	—
Temporary Cash Investments - Securities Lending Collateral	15,485,777	—	—
	$453,467,088	$2,027,393,268	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

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8. Federal Tax Information

On December 17, 2019, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 16, 2019:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
$0.0101	$0.0287	$0.0426	—	—	—	$0.0287	$0.0426

The tax character of distributions paid during the years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$13,050,431	$7,757,413
Long-term capital gains	—	$11,369,606

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,137,109,722
Gross tax appreciation of investments	$445,277,340
Gross tax depreciation of investments	(101,526,706)
Net tax appreciation (depreciation) of investments	343,750,634
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(52,690)
Net tax appreciation (depreciation)	$343,697,944
Undistributed ordinary income	$39,272,103
Accumulated short-term capital losses	$(256,610,971)
Accumulated long-term capital losses	$(52,205,721)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$10.19	0.17	0.94	1.11	(0.05)	—	(0.05)	$11.25	10.99%	1.25%	1.25%	1.59%	1.59%	39%	$606,668
2018	$12.00	0.08	(1.80)	(1.72)	(0.03)	(0.06)	(0.09)	$10.19	(14.57)%	1.18%	1.29%	0.71%	0.60%	36%	$980,765
2017	$8.57	0.02	3.44	3.46	(0.03)	—	(0.03)	$12.00	40.46%	1.18%	1.50%	0.19%	(0.13)%	47%	$883,436
2016	$8.10	0.02	0.46	0.48	(0.01)	—	(0.01)	$8.57	5.95%	1.38%	1.63%	0.30%	0.05%	59%	$470,280
2015	$9.00	0.03	(0.92)	(0.89)	(0.01)	—	(0.01)	$8.10	(9.93)%	1.43%	1.68%	0.30%	0.05%	58%	$399,694
I Class
2019	$10.46	0.20	0.97	1.17	(0.07)	—	(0.07)	$11.56	11.20%	1.05%	1.05%	1.79%	1.79%	39%	$1,325,801
2018	$12.32	0.11	(1.85)	(1.74)	(0.06)	(0.06)	(0.12)	$10.46	(14.35)%	0.98%	1.09%	0.91%	0.80%	36%	$897,336
2017	$8.79	0.04	3.54	3.58	(0.05)	—	(0.05)	$12.32	40.86%	0.94%	1.26%	0.43%	0.11%	47%	$505,000
2016	$8.31	0.04	0.47	0.51	(0.03)	—	(0.03)	$8.79	6.13%	1.18%	1.43%	0.50%	0.25%	59%	$37,036
2015	$9.24	0.02	(0.93)	(0.91)	(0.02)	—	(0.02)	$8.31	(9.83)%	1.23%	1.48%	0.50%	0.25%	58%	$4,797
Y Class
2019	$10.49	0.26	0.94	1.20	(0.09)	—	(0.09)	$11.60	11.43%	0.90%	0.90%	1.94%	1.94%	39%	$14,638
2018	$12.34	0.08	(1.81)	(1.73)	(0.06)	(0.06)	(0.12)	$10.49	(14.23)%	0.83%	0.94%	1.06%	0.95%	36%	$4,724
2017(3)	$9.79	0.07	2.48	2.55	—	—	—	$12.34	26.05%	0.77%(4)	1.12%(4)	0.91%(4)	0.56%(4)	47%(5)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$9.81	0.14	0.91	1.05	(0.02)	—	(0.02)	$10.84	10.71%	1.50%	1.50%	1.34%	1.34%	39%	$78,704
2018	$11.57	0.05	(1.75)	(1.70)	—	(0.06)	(0.06)	$9.81	(14.80)%	1.43%	1.54%	0.46%	0.35%	36%	$72,711
2017	$8.26	—(6)	3.32	3.32	(0.01)	—	(0.01)	$11.57	40.16%	1.43%	1.75%	(0.06)%	(0.38)%	47%	$61,586
2016	$7.82	0.01	0.43	0.44	—	—	—	$8.26	5.63%	1.63%	1.88%	0.05%	(0.20)%	59%	$37,743
2015	$8.70	0.01	(0.89)	(0.88)	—	—	—	$7.82	(10.11)%	1.68%	1.93%	0.05%	(0.20)%	58%	$25,632
C Class
2019	$8.93	0.05	0.84	0.89	—	—	—	$9.82	9.97%	2.25%	2.25%	0.59%	0.59%	39%	$30,004
2018	$10.61	(0.03)	(1.59)	(1.62)	—	(0.06)	(0.06)	$8.93	(15.39)%	2.18%	2.29%	(0.29)%	(0.40)%	36%	$31,871
2017	$7.63	(0.08)	3.06	2.98	—	—	—	$10.61	39.06%	2.16%	2.48%	(0.79)%	(1.11)%	47%	$24,972
2016	$7.28	(0.05)	0.40	0.35	—	—	—	$7.63	4.81%	2.38%	2.63%	(0.70)%	(0.95)%	59%	$5,840
2015	$8.15	(0.05)	(0.82)	(0.87)	—	—	—	$7.28	(10.67)%	2.43%	2.68%	(0.70)%	(0.95)%	58%	$3,149
R Class
2019	$9.85	0.12	0.91	1.03	—	—	—	$10.88	10.46%	1.75%	1.75%	1.09%	1.09%	39%	$6,825
2018	$11.64	0.02	(1.75)	(1.73)	—	(0.06)	(0.06)	$9.85	(14.97)%	1.68%	1.79%	0.21%	0.10%	36%	$5,825
2017	$8.33	(0.02)	3.33	3.31	—	—	—	$11.64	39.74%	1.68%	2.00%	(0.31)%	(0.63)%	47%	$4,811
2016	$7.90	(0.02)	0.45	0.43	—	—	—	$8.33	5.44%	1.88%	2.13%	(0.20)%	(0.45)%	59%	$2,340
2015	$8.82	(0.02)	(0.90)	(0.92)	—	—	—	$7.90	(10.43)%	1.93%	2.18%	(0.20)%	(0.45)%	58%	$1,425

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2019	$10.47	0.20	0.97	1.17	(0.07)	—	(0.07)	$11.57	11.19%	1.05%	1.05%	1.79%	1.79%	39%	$2,444
2018	$12.32	0.12	(1.86)	(1.74)	(0.05)	(0.06)	(0.11)	$10.47	(14.33)%	0.98%	1.09%	0.91%	0.80%	36%	$4,521
2017(3)	$9.78	0.03	2.51	2.54	—	—	—	$12.32	25.97%	0.92%(4)	1.27%(4)	0.78%(4)	0.43%(4)	47%(5)	$46
R6 Class
2019	$10.48	0.23	0.96	1.19	(0.09)	—	(0.09)	$11.58	11.45%	0.90%	0.90%	1.94%	1.94%	39%	$405,776
2018	$12.34	0.12	(1.84)	(1.72)	(0.08)	(0.06)	(0.14)	$10.48	(14.28)%	0.83%	0.94%	1.06%	0.95%	36%	$239,031
2017	$8.81	0.06	3.53	3.59	(0.06)	—	(0.06)	$12.34	40.98%	0.83%	1.15%	0.54%	0.22%	47%	$92,470
2016	$8.33	0.06	0.46	0.52	(0.04)	—	(0.04)	$8.81	6.27%	1.03%	1.28%	0.65%	0.40%	59%	$34,065
2015	$9.25	0.07	(0.95)	(0.88)	(0.04)	—	(0.04)	$8.33	(9.58)%	1.08%	1.33%	0.65%	0.40%	58%	$24,965

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through November 30, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

(6)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the "Fund"), as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Emerging Markets Fund of the American Century World Mutual Funds, Inc. as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

32

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading

33

activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

34

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2019.

For the fiscal year ended November 30, 2019, the fund intends to pass through to shareholders foreign source income of $72,154,366 and foreign taxes paid of $5,359,440, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2019 are $0.3339 and $0.0248, respectively.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91030 2001

Annual Report

November 30, 2019

Emerging Markets Small Cap Fund
Investor Class (AECVX)
I Class (AECSX)
A Class (AECLX)
C Class (AECHX)
R Class (AECMX)
R6 Class (AECTX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, please visit our website, americancentury.com.

Monetary Policy Pivot Improved Investor Sentiment

The reporting period began on a challenging note. Mounting concerns about slowing global economic and earnings growth, the U.S.-China trade dispute and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which worsened the year-end sell-off among global stocks.

However, a key policy pivot from the Fed in early 2019 helped improve investor attitudes worldwide. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Similar economic concerns kept central banks in Europe and Japan maintaining or expanding their accommodative policies. Additionally, investors’ earlier worst-case fears about trade and corporate earnings generally eased, which also aided stocks.

Volatility reemerged in the spring, when a Brexit stalemate prompted U.K. Prime Minister Theresa May to resign. This news reignited global fears of a no-deal Brexit. However, those worries subsided as Boris Johnson, a staunch Brexit advocate, succeeded May. Meanwhile, U.S.-China trade policy continued to fuel bouts of volatility. In July, growing concerns about global economic risks encouraged the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. Fed easing and a lower interest rate backdrop helped restore investor optimism.

Overall, broad global stock indices advanced for the 12-month period. U.S. stocks generally outperformed non-U.S. stocks, while developed markets broadly outperformed emerging markets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AECVX	11.36%	8.04%	4/7/16
MSCI Emerging Markets Small Cap Index	—	3.39%	4.40%	—
I Class	AECSX	11.52%	8.25%	4/7/16
A Class	AECLX			4/7/16
No sales charge		11.11%	7.77%
With sales charge		4.73%	6.04%
C Class	AECHX	10.20%	6.95%	4/7/16
R Class	AECMX	10.68%	7.48%	4/7/16
R6 Class	AECTX	11.68%	8.41%	4/7/16
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made April 7, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2019
Investor Class — $13,258

MSCI Emerging Markets Small Cap Index — $11,703

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.62%	1.42%	1.87%	2.62%	2.12%	1.27%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Sherwin Soo

Performance Summary
Emerging Markets Small Cap returned 11.36%* for the 12 months ended November 30, 2019. The portfolio’s benchmark, the MSCI Emerging Markets Small Cap Index, returned 3.39% for the same period.
The fund outperformed its benchmark during the period, primarily due to positive stock selection in the consumer discretionary sector, as well as stock choices in financials and industrials. Conversely, investments in consumer staples and materials limited relative gains. Regionally, stock selection in China and Indonesia lifted relative performance, while an underweight in Taiwan hindered results.
Consumer Discretionary Holdings Contributed
Consumer discretionary drove relative outperformance on a sector basis, driven largely by China-based sporting goods company Li Ning and Brazil-based retailer Magazine Luiza. Shares of Li Ning benefited from sales growth, driven by increased consumer demand. The company reported strong core profit results on the back of better-than-expected sales and earnings, while higher consensus estimates reflect the retailer’s healthy demand momentum in athleisure apparel. Magazine Luiza’s stock price appreciated amid economic improvement in Brazil, as the retailer reported solid operating results. Growth in gross merchandise volume remains strong in Magazine Luiza’s online channel and brick-and-mortar stores as investments in execution continue to drive traffic higher.
The fund’s strong performance in the financials sector was driven primarily by Bank Tabungan Pensiunan Nasional (BTPN) and Taiwan-based leasing company Chailease Holding. BTPN’s shares benefited from strong loan growth and higher loan size, as well as stable asset quality. The bank faces limited competition amid a large opportunity with the unbanked population. Chailease’s stock price gained on improving spread and yield data, driven by asset quality control and business growth in China.
Within industrials, Country Garden Services Holdings was a notable contributor. Shares of the China-based property developer benefited from continued strong contract sales and visible growth in the fragmented markets of China’s lower-tier cities. Elsewhere, China-based data center operator GDS Holdings bolstered relative performance. GDS reported strong sales as it continued to benefit from increased cloud adoption in China. The company’s margins are improving, and we believe GDS’ pipeline remains strong given strong demand for data centers.
Stock Selection in the Consumer Staples Sector Detracted
The fund’s consumer staples holdings weighed on relative performance, driven primarily by South Korea-based cosmetics maker Cosmax and Taiwan-based dietary supplements and skincare products manufacturer TCI. Cosmax’s shares declined amid slowing sales growth in South Korea, declining sales for Cosmax China, and lower forecasts for U.S. and China operations. TCI’s stock price declined as waning near-term consumer demand amid the Chinese government’s clampdown and investigation into potentially false health food claims. A major shareholder’s move to divest shares also weighed on TCI shares. We exited our positions in Cosmax and TCI during the period.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

In the materials sector, notable detractors included South Korea-based POSCO Chemical, which we exited during the period. Shares declined as the company revised its operating profit lower to account for increases in payroll costs and the slower pace of shipment growth at its rechargeable battery materials unit.
Outlook
We continue to believe the long-term case for emerging markets stocks remains strong. Improving growth data, dovish U.S. Federal Reserve policy and reduced geopolitical concerns around both U.S.-China trade tensions and Brexit are expected to provide support for emerging markets stock prices. We’ve also seen a recovery in emerging markets earnings.
The fund continues to invest in companies where we believe fundamentals are improving but share price performance does not fully reflect these factors.
Geographically, we increased our exposure to China, which remained the fund’s largest overweight versus the benchmark. We believe the softening of trade rhetoric and a trade agreement between the U.S. and China has helped improve conditions in the country and the region. Our holdings are exposed to domestic consumption or government stimulus policies designed to support domestic growth. Ongoing infrastructure investment and a reduction in the value-added tax should further support consumer activity.
We also added to our overweight exposure to Indonesia, amid accommodative monetary policy and improving domestic conditions, primarily by buying Bank Tabungan Pensiunan Nasional. Conversely, we reduced our exposure to South Korea, moving from an overweight to the largest relative market underweight, primarily through the sale of Cosmax.
We significantly increased our information technology position over the last year, shifting from a relative underweight to an overweight versus the benchmark, due in part to a new position in Taiwan-based Win Semiconductors. In our view, the sector is improving based on stabilizing memory prices, stronger-than-expected iPhone 11 sales and accelerated 5G-related demand.
Consumer discretionary remained the largest relative sector position, and we meaningfully increased our exposure during the period. We believe that urbanization and growth of the middle class, as well as the aspirational spending that goes with them are powerful, long-term drivers. We are finding opportunities in companies positioned for strengthening consumer demand in areas such as sportswear, as well as higher standard-of-living spending such as education, automobiles and travel.
We reduced our exposure to the consumer staples sector, largely through the sale of Cosmax and India-based Future Retail. The latter struggled with lower operating margins and weak performance in its small-format stores.

6

Fund Characteristics

NOVEMBER 30, 2019
Top Ten Holdings	% of net assets
Chailease Holding Co. Ltd.	2.4%
Country Garden Services Holdings Co. Ltd.	2.4%
Bank Tabungan Pensiunan Nasional Syariah Tbk PT	2.2%
Li Ning Co. Ltd.	2.2%
Merida Industry Co. Ltd.	2.1%
GDS Holdings Ltd. ADR	2.1%
Taiwan Union Technology Corp.	1.7%
Capitec Bank Holdings Ltd.	1.7%
Win Semiconductors Corp.	1.6%
Digital Telecommunications Infrastructure Fund	1.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.1%
Exchange-Traded Funds	1.2%
Rights	—*
Total Equity Exposure	97.3%
Temporary Cash Investments	3.1%
Other Assets and Liabilities	(0.4)%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
China	19.7%
Taiwan	14.0%
India	11.0%
Brazil	9.8%
Indonesia	7.6%
South Korea	7.0%
Thailand	5.7%
Philippines	4.4%
South Africa	3.7%
Greece	2.0%
Other Countries	11.2%
Exchange-Traded Funds*	1.2%
Cash and Equivalents**	2.7%
*Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
**Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expenses Paid During Period(1) 6/1/19 - 11/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,076.50	$8.33	1.60%
I Class	$1,000	$1,077.20	$7.29	1.40%
A Class	$1,000	$1,075.00	$9.62	1.85%
C Class	$1,000	$1,070.60	$13.50	2.60%
R Class	$1,000	$1,073.50	$10.92	2.10%
R6 Class	$1,000	$1,077.90	$6.51	1.25%
Hypothetical
Investor Class	$1,000	$1,017.05	$8.09	1.60%
I Class	$1,000	$1,018.05	$7.08	1.40%
A Class	$1,000	$1,015.79	$9.35	1.85%
C Class	$1,000	$1,012.03	$13.11	2.60%
R Class	$1,000	$1,014.54	$10.61	2.10%
R6 Class	$1,000	$1,018.80	$6.33	1.25%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2019

	Shares	Value
COMMON STOCKS — 96.1%
Argentina — 1.5%
Globant SA(1)	1,310	$140,170

Brazil — 9.8%
Arco Platform Ltd., Class A(1)	2,355	101,265
Banco Inter SA	13,094	139,207
Cia de Locacao das Americas	32,100	131,169
Cyrela Brazil Realty SA Empreendimentos e Participacoes	17,700	111,793
Equatorial Energia SA	17,000	83,038
Fleury SA	15,800	106,324
Magazine Luiza SA	8,927	95,307
TOTVS SA	8,600	129,253
		897,356
Chile — 1.2%
Geopark Ltd.	6,035	108,992
China — 19.7%
A-Living Services Co. Ltd., H Shares	42,500	137,114
Anton Oilfield Services Group	412,000	39,480
Baozun, Inc. ADR(1)	1,789	67,928
Brilliance China Automotive Holdings Ltd.	86,000	88,787
China East Education Holdings Ltd.(1)(2)	43,000	79,531
China Education Group Holdings Ltd.	67,000	90,738
China Foods Ltd.	124,000	49,912
China Resources Cement Holdings Ltd.	40,000	47,872
CIFI Holdings Group Co. Ltd.	134,570	98,010
Comba Telecom Systems Holdings Ltd.	396,000	92,089
Country Garden Services Holdings Co. Ltd.	67,000	216,579
GDS Holdings Ltd. ADR(1)	4,042	189,246
Li Ning Co. Ltd.	62,000	198,838
Maoyan Entertainment(1)	49,600	71,482
TAL Education Group ADR(1)	2,449	108,393
Times China Holdings Ltd.	41,000	77,117
Times Neighborhood Holdings Ltd.(1)	15,769	9,742
West China Cement Ltd.	532,000	84,259
Wisdom Education International Holdings Co. Ltd.	130,000	57,305
		1,804,422
Egypt — 0.6%
Juhayna Food Industries	96,679	50,978
Greece — 2.0%
Eurobank Ergasias SA(1)	45,443	47,794
JUMBO SA	4,464	89,517
OPAP SA	3,829	47,064
		184,375

10

	Shares	Value
India — 11.0%
Bata India Ltd.	4,123	$93,613
Berger Paints India Ltd.	17,513	121,203
Crompton Greaves Consumer Electricals Ltd.	30,609	108,636
Indraprastha Gas Ltd.	18,128	104,406
Jubilant Foodworks Ltd.	3,509	79,146
L&T Technology Services Ltd.	3,305	68,685
Larsen & Toubro Infotech Ltd.	3,206	75,512
Prestige Estates Projects Ltd.	31,727	134,256
Torrent Pharmaceuticals Ltd.	4,428	117,171
Zydus Wellness Ltd.	5,102	102,695
		1,005,323
Indonesia — 7.6%
Ace Hardware Indonesia Tbk PT	692,400	77,554
Bank Tabungan Pensiunan Nasional Syariah Tbk PT(1)	733,000	205,722
Jasa Marga Persero Tbk PT	253,800	88,835
Mitra Adiperkasa Tbk PT	1,672,800	120,351
Semen Indonesia Persero Tbk PT	120,100	97,456
Waskita Karya Persero Tbk PT	299,100	25,966
XL Axiata Tbk PT(1)	359,700	85,154
		701,038
Malaysia — 0.9%
Carlsberg Brewery Malaysia Bhd	12,100	79,200
Mexico — 1.8%
Grupo Aeroportuario del Centro Norte SAB de CV	17,720	117,696
Regional SAB de CV	8,742	47,568
		165,264
Philippines — 4.4%
Bloomberry Resorts Corp.	551,900	121,104
International Container Terminal Services, Inc.	42,840	104,194
MacroAsia Corp.	111,800	39,565
Wilcon Depot, Inc.	390,300	142,146
		407,009
Russia — 1.9%
TCS Group Holding plc GDR	4,907	90,285
Yandex NV, A Shares(1)	2,052	86,122
		176,407
Saudi Arabia — 0.8%
Leejam Sports Co. JSC	3,900	74,959
South Africa — 3.7%
Capitec Bank Holdings Ltd.	1,627	157,436
Clicks Group Ltd.	8,132	139,088
JSE Ltd.	5,232	43,890
		340,414
South Korea — 7.0%
CJ Logistics Corp.(1)	626	83,557
Doosan Bobcat, Inc.	4,490	119,183

11

	Shares	Value
Fila Korea Ltd.	2,788	$121,797
Han Kuk Carbon Co. Ltd.	13,376	84,724
Hotel Shilla Co. Ltd.	600	43,099
Hyundai Mipo Dockyard Co. Ltd.	2,989	113,991
Koh Young Technology, Inc.	511	43,349
Studio Dragon Corp.(1)	510	32,902
		642,602
Taiwan — 14.0%
Asia Cement Corp.	78,000	116,260
ASPEED Technology, Inc.	4,000	111,853
Chailease Holding Co. Ltd.	49,728	222,778
Chroma ATE, Inc.	13,000	59,447
ITEQ Corp.	29,000	132,897
Merida Industry Co. Ltd.	34,000	195,167
Realtek Semiconductor Corp.	6,000	45,403
Taiwan Union Technology Corp.	36,000	158,133
Vanguard International Semiconductor Corp.	38,000	89,256
Win Semiconductors Corp.	15,000	148,742
		1,279,936
Thailand — 5.7%
Digital Telecommunications Infrastructure Fund	261,800	145,555
Minor International PCL	36,700	46,726
Muangthai Capital PCL	21,900	43,630
Plan B Media PCL, F Shares	534,500	141,384
Srisawad Corp. PCL	68,660	142,374
		519,669
Turkey — 1.4%
Mavi Giyim Sanayi Ve Ticaret AS, B Shares(1)	9,103	71,519
Sok Marketler Ticaret AS(1)	33,378	57,337
		128,856
United Kingdom — 1.1%
Network International Holdings plc(1)	13,527	101,284
TOTAL COMMON STOCKS (Cost $7,385,013)		8,808,254
EXCHANGE-TRADED FUNDS — 1.2%
iShares MSCI India Small-Cap ETF (Cost $104,846)	2,965	107,452
RIGHTS†
China†
Times China Holdings Ltd.(1) (Cost $—)	1,708	—
TEMPORARY CASH INVESTMENTS — 3.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.875%, 11/15/20 - 8/15/28, valued at $172,827), in a joint trading account at 1.40%, dated 11/29/19, due 12/2/19 (Delivery value $169,602)		169,582
12

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	117,033	$117,033
TOTAL TEMPORARY CASH INVESTMENTS (Cost $286,615)		286,615
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $7,776,474)		9,202,321
OTHER ASSETS AND LIABILITIES — (0.4)%		(36,485)
TOTAL NET ASSETS — 100.0%		$9,165,836

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	27.4%
Information Technology	18.2%
Industrials	13.6%
Financials	12.4%
Materials	6.0%
Consumer Staples	5.2%
Communication Services	3.7%
Real Estate	3.5%
Health Care	2.5%
Utilities	2.0%
Energy	1.6%
Exchange-Traded Funds	1.2%
Cash and Equivalents*	2.7%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $75,554. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. At period end, the aggregate market value of the collateral held by the fund was $80,014, all of which is securities collateral.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2019
Assets
Investment securities, at value (cost of $7,776,474) — including $75,554 of securities on loan	$9,202,321
Foreign currency holdings, at value (cost of $6,569)	6,288
Receivable for investments sold	26,985
Receivable for capital shares sold	20,547
Dividends and interest receivable	6,241
Securities lending receivable	77
9,262,459

Liabilities
Disbursements in excess of demand deposit cash	79,167
Accrued management fees	11,643
Distribution and service fees payable	889
Accrued foreign taxes	4,924
96,623

Net Assets	$9,165,836

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,082,430
Distributable earnings	1,083,406
$9,165,836

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$4,763,917	380,542	$12.52
I Class, $0.01 Par Value	$2,385,844	189,924	$12.56
A Class, $0.01 Par Value	$852,563	68,383	$12.47*
C Class, $0.01 Par Value	$683,933	55,633	$12.29
R Class, $0.01 Par Value	$335,621	27,032	$12.42
R6 Class, $0.01 Par Value	$143,958	11,432	$12.59
*Maximum offering price $13.23 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $23,839)	$199,455
Interest	4,330
Securities lending, net	1,275
205,060

Expenses:
Management fees	156,593
Distribution and service fees:
A Class	2,817
C Class	9,756
R Class	1,878
Directors' fees and expenses	307
Other expenses	269
171,620

Net investment income (loss)	33,440

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $579)	(290,375)
Foreign currency translation transactions	(15,070)
(305,445)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(4,924))	1,379,751
Translation of assets and liabilities in foreign currencies	(529)
1,379,222

Net realized and unrealized gain (loss)	1,073,777

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,107,217

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2019 AND NOVEMBER 30, 2018
Increase (Decrease) in Net Assets	November 30, 2019	November 30, 2018
Operations
Net investment income (loss)	$33,440	$20,668
Net realized gain (loss)	(305,445)	517,202
Change in net unrealized appreciation (depreciation)	1,379,222	(2,372,120)
Net increase (decrease) in net assets resulting from operations	1,107,217	(1,834,250)

Distributions to Shareholders
From earnings:
Investor Class	(211,250)	(78,924)
I Class	(47,717)	(11,182)
A Class	(42,563)	(17,599)
C Class	(41,460)	(1,980)
R Class	(13,422)	(2,168)
R6 Class	(8,507)	(4,150)
Decrease in net assets from distributions	(364,919)	(116,003)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,788,460)	529,189

Net increase (decrease) in net assets	(1,046,162)	(1,421,064)

Net Assets
Beginning of period	10,211,998	11,633,062
End of period	$9,165,836	$10,211,998

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2019

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Small Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price

17

of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 38% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.60%	1.40%	1.60%	1.60%	1.60%	1.25%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2019 are detailed in the Statement of Operations.

19

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2019 were $6,553,752 and $8,691,724, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2019		Year ended November 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		50,000,000
Sold	135,086	$1,622,100	385,055	$5,438,357
Issued in reinvestment of distributions	19,297	210,336	5,727	78,175
Redeemed	(281,199)	(3,374,805)	(387,314)	(5,315,103)
	(126,816)	(1,542,369)	3,468	201,429
I Class/Shares Authorized	30,000,000		30,000,000
Sold	120,968	1,458,880	54,211	695,641
Issued in reinvestment of distributions	4,370	47,717	820	11,182
Redeemed	(46,951)	(576,122)	(4,133)	(52,760)
	78,387	930,475	50,898	654,063
A Class/Shares Authorized	30,000,000		30,000,000
Sold	11,855	129,000	581	8,802
Issued in reinvestment of distributions	3,908	42,563	1,288	17,599
Redeemed	(51,108)	(623,555)	(41,571)	(462,502)
	(35,345)	(451,992)	(39,702)	(436,101)
C Class/Shares Authorized	30,000,000		30,000,000
Issued in reinvestment of distributions	3,835	41,460	145	1,980
Redeemed	(48,347)	(585,000)	—	—
	(44,512)	(543,540)	145	1,980
R Class/Shares Authorized	20,000,000		30,000,000
Sold	8,751	103,794	13,676	173,754
Issued in reinvestment of distributions	1,235	13,422	159	2,168
Redeemed	(15,170)	(184,757)	(5,947)	(72,254)
	(5,184)	(67,541)	7,888	103,668
R6 Class/Shares Authorized	20,000,000		30,000,000
Issued in reinvestment of distributions	778	8,507	304	4,150
Redeemed	(9,894)	(122,000)	—	—
	(9,116)	(113,493)	304	4,150
Net increase (decrease)	(142,586)	$(1,788,460)	23,001	$529,189

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Argentina	$140,170	—	—
Brazil	101,265	$796,091	—
Chile	108,992	—	—
China	365,567	1,438,855	—
Russia	86,122	90,285	—
Other Countries	—	5,680,907	—
Exchange-Traded Funds	107,452	—	—
Rights	—	—	—
Temporary Cash Investments	117,033	169,582	—
	$1,026,601	$8,175,720	—

The fund may hold financial instruments at their inherent carrying value for financial statement purposes, which approximates fair value. As of period end, the fund’s disbursements in excess of demand deposit cash were classified as Level 2.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

21

8. Federal Tax Information

On December 17, 2019, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 16, 2019:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
$0.0467	$0.0726	$0.0142	—	—	$0.0921
The tax character of distributions paid during the years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$61	$100,312
Long-term capital gains	$364,858	$15,691

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$7,823,901
Gross tax appreciation of investments	$1,760,298
Gross tax depreciation of investments	(381,878)
Net tax appreciation (depreciation) of investments	1,378,420
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(5,458)
Net tax appreciation (depreciation)	$1,372,962
Undistributed ordinary income	$29,342
Accumulated short-term capital losses	$(277,551)
Post-October capital loss deferral	$(41,347)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$11.68	0.05	1.20	1.25	—	(0.41)	(0.41)	$12.52	11.36%	1.61%	0.43%	67%	$4,764
2018	$13.66	0.04	(1.86)	(1.82)	(0.14)	(0.02)	(0.16)	$11.68	(13.59)%	1.60%	0.31%	75%	$5,924
2017	$10.45	(0.03)	3.33	3.30	(0.09)	—	(0.09)	$13.66	31.85%	1.61%	(0.16)%	49%	$6,884
2016(3)	$10.00	0.04	0.41	0.45	—	—	—	$10.45	4.50%	1.60%(4)	0.59%(4)	51%	$2,373
I Class
2019	$11.69	0.07	1.21	1.28	—	(0.41)	(0.41)	$12.56	11.52%	1.41%	0.63%	67%	$2,386
2018	$13.68	0.06	(1.86)	(1.80)	(0.17)	(0.02)	(0.19)	$11.69	(13.39)%	1.40%	0.51%	75%	$1,304
2017	$10.46	0.01	3.32	3.33	(0.11)	—	(0.11)	$13.68	32.18%	1.41%	0.04%	49%	$829
2016(3)	$10.00	0.05	0.41	0.46	—	—	—	$10.46	4.60%	1.40%(4)	0.79%(4)	51%	$628
A Class
2019	$11.66	0.02	1.20	1.22	—	(0.41)	(0.41)	$12.47	11.11%	1.86%	0.18%	67%	$853
2018	$13.64	0.01	(1.86)	(1.85)	(0.11)	(0.02)	(0.13)	$11.66	(13.82)%	1.85%	0.06%	75%	$1,209
2017	$10.43	(0.04)	3.31	3.27	(0.06)	—	(0.06)	$13.64	31.57%	1.86%	(0.41)%	49%	$1,956
2016(3)	$10.00	0.02	0.41	0.43	—	—	—	$10.43	4.30%	1.85%(4)	0.34%(4)	51%	$1,043

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$11.58	(0.07)	1.19	1.12	—	(0.41)	(0.41)	$12.29	10.20%	2.61%	(0.57)%	67%	$684
2018	$13.55	(0.10)	(1.85)	(1.95)	—(5)	(0.02)	(0.02)	$11.58	(14.41)%	2.60%	(0.69)%	75%	$1,160
2017	$10.38	(0.13)	3.30	3.17	—	—	—	$13.55	30.54%	2.61%	(1.16)%	49%	$1,355
2016(3)	$10.00	(0.03)	0.41	0.38	—	—	—	$10.38	3.80%	2.60%(4)	(0.41)%(4)	51%	$1,038
R Class
2019	$11.64	(0.01)	1.20	1.19	—	(0.41)	(0.41)	$12.42	10.68%	2.11%	(0.07)%	67%	$336
2018	$13.62	(0.03)	(1.86)	(1.89)	(0.07)	(0.02)	(0.09)	$11.64	(13.98)%	2.10%	(0.19)%	75%	$375
2017	$10.41	(0.07)	3.32	3.25	(0.04)	—	(0.04)	$13.62	31.30%	2.11%	(0.66)%	49%	$331
2016(3)	$10.00	0.01	0.40	0.41	—	—	—	$10.41	4.10%	2.10%(4)	0.09%(4)	51%	$212
R6 Class
2019	$11.70	0.09	1.21	1.30	—	(0.41)	(0.41)	$12.59	11.68%	1.26%	0.78%	67%	$144
2018	$13.69	0.08	(1.86)	(1.78)	(0.19)	(0.02)	(0.21)	$11.70	(13.25)%	1.25%	0.66%	75%	$240
2017	$10.47	0.03	3.31	3.34	(0.12)	—	(0.12)	$13.69	32.35%	1.26%	0.19%	49%	$277
2016(3)	$10.00	0.06	0.41	0.47	—	—	—	$10.47	4.70%	1.25%(4)	0.94%(4)	51%	$209

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 7, 2016 (fund inception) through November 30, 2016.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Small Cap Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the "Fund"), as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the years ended November 30, 2019, 2018, 2017 and for the period April 7, 2016 (fund inception) through November 30, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Emerging Markets Small Cap Fund of the American Century World Mutual Funds, Inc. as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years ended November 30, 2019, 2018, 2017 and for the period April 7, 2016 (fund inception) through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

30

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance

31

activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

32

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2019.

The fund hereby designates $364,858, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2019.

For the fiscal year ended November 30, 2019, the fund intends to pass through to shareholders foreign source income of $223,294 and foreign taxes paid of $23,154, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2019 are $0.3018 and $0.0313, respectively.

35

Notes

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91033 2001

Annual Report

November 30, 2019

Focused Global Growth Fund
Investor Class (TWGGX)
I Class (AGGIX)
Y Class (AGYGX)
A Class (AGGRX)
C Class (AGLCX)
R Class (AGORX)
R5 Class (AGFGX)
R6 Class (AGGDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, please visit our website, americancentury.com.

Monetary Policy Pivot Improved Investor Sentiment

The reporting period began on a challenging note. Mounting concerns about slowing global economic and earnings growth, the U.S.-China trade dispute and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which worsened the year-end sell-off among global stocks.

However, a key policy pivot from the Fed in early 2019 helped improve investor attitudes worldwide. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Similar economic concerns kept central banks in Europe and Japan maintaining or expanding their accommodative policies. Additionally, investors’ earlier worst-case fears about trade and corporate earnings generally eased, which also aided stocks.

Volatility reemerged in the spring, when a Brexit stalemate prompted U.K. Prime Minister Theresa May to resign. This news reignited global fears of a no-deal Brexit. However, those worries subsided as Boris Johnson, a staunch Brexit advocate, succeeded May. Meanwhile, U.S.-China trade policy continued to fuel bouts of volatility. In July, growing concerns about global economic risks encouraged the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. Fed easing and a lower interest rate backdrop helped restore investor optimism.

Overall, broad global stock indices advanced for the 12-month period. U.S. stocks generally outperformed non-U.S. stocks, while developed markets broadly outperformed emerging markets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGGX	21.82%	9.14%	10.42%	—	12/1/98
MSCI ACWI Index	—	13.68%	7.24%	8.63%	—	—
MSCI World Index	—	14.53%	7.74%	9.34%	—	—
I Class	AGGIX	22.04%	9.36%	10.63%	—	8/1/00
Y Class	AGYGX	22.18%	—	—	15.18%	4/10/17
A Class	AGGRX					2/5/99
No sales charge		21.48%	8.86%	10.14%	—
With sales charge		14.49%	7.58%	9.49%	—
C Class	AGLCX	20.53%	8.05%	9.31%	—	3/1/02
R Class	AGORX	21.24%	8.59%	9.87%	—	7/29/05
R5 Class	AGFGX	22.04%	—	—	15.02%	4/10/17
R6 Class	AGGDX	22.30%	9.53%	—	10.62%	7/26/13
Effective December 1, 2019, the fund's benchmark changed from the MSCI World Index to the MSCI ACWI Index. The fund's investment advisor believes that the MSCI ACWI Index aligns better with the fund's strategy.

Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2019
Investor Class — $26,964

MSCI World Index — $24,424

MSCI ACWI Index — $22,892

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.07%	0.87%	0.72%	1.32%	2.07%	1.57%	0.87%	0.72%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Creveling, Brent Puff and Ted Harlan

Performance Summary

Focused Global Growth (new fund name effective November 22, 2019) returned 21.82%* for the 12 months ended November 30, 2019, outperforming its benchmark, the MSCI World Index, which returned 14.53%.

Strong stock selection in the information technology and industrials sectors contributed to the fund’s outperformance. Conversely, the weak results of our investments in the energy sector limited the fund’s gains. Geographically, our U.S.-based holdings and, to a lesser degree, our U.K.-based holdings lifted relative performance, while our investments in Canada and Switzerland weighed on results. Notably, our exposure in Switzerland included only two holdings: insurance company Zurich Insurance Group and chemicals and biotechnology firm Lonza Group.

Information Technology Holdings Contributed

Strong performers came primarily from the information technology sector, where Worldpay and Keysight Technologies contributed meaningfully. Worldpay gained on news of the payment processing firm’s merger with Fidelity National Information Services (FIS). Upon completion of the merger, our Worldpay holdings converted to shares of FIS. We believe the combined companies will capitalize on the growth of electronic payments worldwide and, therefore, maintained our position in FIS. Keysight, a maker of electronic measurement instruments, continued to report better-than-expected quarterly earnings. As one of the first companies to market 5G technology internationally, Keysight’s role in the development of 5G networks using open radio access network architecture has been the most recent of its cutting-edge developments.

Another area of strength within the fund was the industrials sector, where notable contributors included CoStar Group, a provider of data and analytics to commercial real estate professionals. Strong financial results driven by higher bookings supported stock gains during the period. We like that CoStar is a subscription-based business with a high renewal rate. We are confident it can continue to increase its already-strong market position and raise pricing.

On an individual stock basis, key contributors included internet-enabled television services provider Roku. Better-than-expected profits and revenues drove share price appreciation. We believe Roku’s gross margins and cash flows will continue to accelerate over the next several years, driven by a shift in the company’s revenue composition from hardware toward advertising.

Energy Holdings Detracted

Notable detractors included energy holdings EOG Resources and Pioneer Natural Resources. Headwinds for these oil and gas producers stocks included low oil prices as well as concerns around rising trade uncertainty and the potential impact on global growth and the demand for oil.

The fund’s lack of exposure to Apple and Microsoft—stocks that performed well during the period but that we do not own because they do not fit our investment process—also weighed on relative performance. Robust iPhone sales and strong growth in Apply Pay transactions lifted Apple’s stock,

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

while Microsoft’s stock benefited from better-than-expected quarterly earnings. News that the U.S. Department of Defense awarded a multibillion-dollar defense deal to Microsoft’s cloud platform also drove shares higher.

Outlook

The outlook for global corporate earnings growth remains uncertain. We continue to see a bifurcation in growth trends across industries, with global manufacturing depressed in contrast to generally healthy consumer and service segments. While we believe current global monetary policies are supportive of stocks, we remain vigilant of late-cycle risk. Although the portfolio continues to follow our proven investment approach, it is now a focused fund and has fewer holdings, as indicated in its new name. We continue to invest in companies where we believe business fundamentals are improving and where we have high conviction that improvement is sustainable. Our process is based on individual security selection, but broad themes have emerged.

For example, we retain a bias for companies that are beneficiaries of long-lasting secular growth drivers. These opportunities are generally independent of the overall swings in macroeconomic cycles. We also prefer businesses that have a relatively high level of revenue visibility, such as companies that provide services under long-term contracts, businesses that are subscription based and those companies that rely on aftermarket sales of consumables. We continue to invest in companies exhibiting company-specific growth drivers. These drivers may range from new product innovation, restructuring or self-help programs to other market share gain initiatives. All represent varying forms of catalysts that we believe could allow for sustained revenue and earnings.

Within the financials sector, our investments include several nonbank financial names offering financial data and analytics to their customers. We believe the data segment provides an attractive business, as it is not balance sheet intensive and not dependent on transaction volume. We also have exposure to insurers amid a firming of pricing in the property and casualty markets. Finally, the portfolio remains invested in emerging markets-based banks, which continue to benefit from the rising penetration of financial services in those markets.

In technology, we have identified companies benefiting from long-lasting secular trends, such as e-commerce, payment systems, cloud computing, the rollout of 5G technologies, data center expansion and growth in software innovation. The portfolio retains a large exposure to companies involved in the proliferation of data and information.

Our focus within the health care sector is on companies specializing in medical devices, equipment, tools and production. We believe these companies will benefit from increasing research and development spending driven by secular trends, such as an aging population. Many of these businesses have highly visible revenue models tied to the sale of aftermarket consumables and test kits. We have less exposure to companies where growth is tied directly to the successful commercialization of the product pipeline or where the business is susceptible to political rhetoric around drug pricing.

Within the consumer discretionary sector, we continue to invest in companies with strong brands. The impact of e-commerce is driving diverging trends for many retailers, with traditional brick-and-mortar businesses being forced to adapt or become obsolete. However, we continue to find opportunities in select companies with well-established brands.

6

Fund Characteristics

NOVEMBER 30, 2019
Top Ten Holdings	% of net assets
Amazon.com, Inc.	3.6%
Visa, Inc., Class A	3.1%
Alibaba Group Holding Ltd. ADR	3.0%
CRH plc	2.6%
American Express Co.	2.6%
IHS Markit Ltd.	2.5%
AIA Group Ltd.	2.4%
ServiceNow, Inc.	2.3%
Equinix, Inc.	2.2%
Avantor, Inc.	2.2%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	61.5%
Foreign Common Stocks	37.5%
Total Common Stocks	99.0%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	(1.0)%

Investments by Country	% of net assets
United States	61.5%
Japan	6.5%
United Kingdom	4.1%
China	4.0%
Hong Kong	3.7%
Netherlands	3.3%
Switzerland	3.3%
Ireland	2.6%
India	2.1%
Other Countries	7.9%
Cash and Equivalents*	1.0%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expenses Paid During Period(1) 6/1/19 - 11/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,124.60	$5.70	1.07%
I Class	$1,000	$1,125.20	$4.63	0.87%
Y Class	$1,000	$1,126.10	$3.84	0.72%
A Class	$1,000	$1,122.70	$7.02	1.32%
C Class	$1,000	$1,117.90	$10.99	2.07%
R Class	$1,000	$1,121.80	$8.35	1.57%
R5 Class	$1,000	$1,126.10	$4.64	0.87%
R6 Class	$1,000	$1,126.20	$3.84	0.72%
Hypothetical
Investor Class	$1,000	$1,019.70	$5.42	1.07%
I Class	$1,000	$1,020.71	$4.41	0.87%
Y Class	$1,000	$1,021.46	$3.65	0.72%
A Class	$1,000	$1,018.45	$6.68	1.32%
C Class	$1,000	$1,014.69	$10.46	2.07%
R Class	$1,000	$1,017.20	$7.94	1.57%
R5 Class	$1,000	$1,020.71	$4.41	0.87%
R6 Class	$1,000	$1,021.46	$3.65	0.72%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2019

	Shares	Value
COMMON STOCKS — 99.0%
Austria — 0.3%
Erste Group Bank AG(1)	48,559	$1,737,263
Brazil — 1.5%
B3 SA - Brasil Bolsa Balcao	798,100	8,965,594
Canada — 0.5%
Alimentation Couche-Tard, Inc., B Shares	56,440	1,855,131
Canada Goose Holdings, Inc.(1)	35,240	1,344,406
		3,199,537
China — 4.0%
Alibaba Group Holding Ltd. ADR(1)	88,340	17,668,000
GDS Holdings Ltd. ADR(1)	86,266	4,038,974
Tencent Holdings Ltd.	17,600	746,144
YY, Inc. ADR(1)	15,120	964,505
		23,417,623
France — 1.2%
Danone SA	16,920	1,392,594
Pernod Ricard SA	12,750	2,340,844
TOTAL SA	63,732	3,346,045
		7,079,483
Hong Kong — 3.7%
AIA Group Ltd.	1,409,800	14,122,173
Hang Seng Bank Ltd.	115,300	2,351,032
Hong Kong Exchanges & Clearing Ltd.	170,200	5,378,722
		21,851,927
Hungary — 1.6%
OTP Bank Nyrt	196,613	9,249,537
India — 2.1%
HDFC Bank Ltd.	696,230	12,371,871
Indonesia — 0.1%
Bank Central Asia Tbk PT	356,500	793,195
Ireland — 2.6%
CRH plc	399,205	15,261,298
Japan — 6.5%
Keyence Corp.	17,000	5,824,857
MonotaRO Co. Ltd.	129,300	3,645,010
ORIX Corp.	203,100	3,330,427
Pan Pacific International Holdings Corp.	177,500	2,878,919
Shiseido Co. Ltd.	123,600	8,929,919
Sysmex Corp.	167,000	11,592,551
Unicharm Corp.	51,200	1,681,136
		37,882,819
Mexico — 0.5%
Grupo Financiero Banorte SAB de CV	395,201	2,073,076

10

	Shares	Value
Grupo Mexico SAB de CV, Series B	308,120	$804,127
		2,877,203
Netherlands — 3.3%
ASML Holding NV	8,580	2,331,894
InterXion Holding NV(1)	38,590	3,281,694
Koninklijke DSM NV	20,416	2,614,015
NXP Semiconductors NV	84,980	9,821,988
Unilever NV	19,350	1,146,433
		19,196,024
Peru — 0.4%
Credicorp Ltd.	10,390	2,194,264
South Korea — 0.7%
Samsung Electronics Co. Ltd.	91,860	3,922,950
Sweden — 1.1%
Epiroc AB, A Shares	151,950	1,773,130
Hexagon AB, B Shares	87,080	4,919,912
		6,693,042
Switzerland — 3.3%
Lonza Group AG(1)	28,780	9,771,498
Zurich Insurance Group AG	23,490	9,212,260
		18,983,758
United Kingdom — 4.1%
AstraZeneca plc	29,730	2,869,559
B&M European Value Retail SA	296,450	1,449,550
Burberry Group plc	56,600	1,535,976
Diageo plc	34,320	1,403,041
London Stock Exchange Group plc	121,491	10,793,682
Melrose Industries plc	1,050,910	3,117,611
Prudential plc	150,900	2,684,501
		23,853,920
United States — 61.5%
Abbott Laboratories	31,290	2,673,731
Adobe, Inc.(1)	40,417	12,510,274
Advanced Micro Devices, Inc.(1)	48,000	1,879,200
Agilent Technologies, Inc.	24,620	1,988,557
Air Products & Chemicals, Inc.	3,950	933,504
Alphabet, Inc., Class A(1)	5,755	7,505,038
Amazon.com, Inc.(1)	11,678	21,029,742
American Express Co.	126,930	15,246,832
American Tower Corp.	16,750	3,585,002
AMETEK, Inc.	37,430	3,705,944
AO Smith Corp.	49,242	2,383,313
AptarGroup, Inc.	12,150	1,362,258
Aptiv plc	97,970	9,197,424
Arthur J Gallagher & Co.	15,850	1,478,330
Avantor, Inc.(1)	746,820	12,793,027
Bio-Rad Laboratories, Inc., Class A(1)	33,534	12,386,789
Boston Scientific Corp.(1)	48,580	2,101,085

11

	Shares	Value
Brink's Co. (The)	19,790	$1,840,470
Burlington Stores, Inc.(1)	7,940	1,786,500
Catalent, Inc.(1)	34,230	1,779,618
Charles Schwab Corp. (The)	164,248	8,130,276
Cheniere Energy, Inc.(1)	166,160	10,059,326
Cintas Corp.	7,210	1,853,403
CoStar Group, Inc.(1)	17,190	10,535,063
Danaher Corp.	78,740	11,494,465
Elanco Animal Health, Inc.(1)	73,533	2,037,599
EOG Resources, Inc.	27,270	1,933,443
Equinix, Inc.	22,966	13,018,277
Etsy, Inc.(1)	23,390	1,014,892
Fidelity National Information Services, Inc.	91,237	12,604,392
Genpact Ltd.	43,059	1,752,501
Home Depot, Inc. (The)	14,274	3,147,560
Honeywell International, Inc.	13,147	2,347,397
IDEXX Laboratories, Inc.(1)	7,350	1,849,113
IHS Markit Ltd.(1)	202,220	14,691,283
Illumina, Inc.(1)	17,100	5,484,996
Keysight Technologies, Inc.(1)	107,973	11,556,350
L3Harris Technologies, Inc.	21,050	4,232,944
Liberty Media Corp-Liberty Formula One, Class C(1)	42,507	1,916,641
Lowe's Cos., Inc.	19,040	2,233,582
Lyft, Inc., Class A(1)	18,975	929,396
MarketAxess Holdings, Inc.	22,163	8,949,863
MasterCard, Inc., Class A	33,210	9,704,958
Monster Beverage Corp.(1)	125,460	7,505,017
MSCI, Inc.	30,230	7,835,314
Nordson Corp.	10,839	1,797,431
PayPal Holdings, Inc.(1)	13,300	1,436,533
Pioneer Natural Resources Co.	47,868	6,119,445
RealPage, Inc.(1)	37,320	2,053,720
Roku, Inc.(1)	10,660	1,709,544
Service Corp. International	36,680	1,614,654
ServiceNow, Inc.(1)	46,990	13,300,050
Sherwin-Williams Co. (The)	4,660	2,717,386
Stanley Black & Decker, Inc.	18,260	2,880,332
Sysco Corp.	15,260	1,229,193
Teleflex, Inc.	32,998	11,659,513
Tempur Sealy International, Inc.(1)	20,710	1,757,865
Texas Instruments, Inc.	37,910	4,557,161
Under Armour, Inc., Class A(1)	65,360	1,234,650
Union Pacific Corp.	41,470	7,298,305
Visa, Inc., Class A	99,032	18,272,394
Zebra Technologies Corp., Class A(1)	11,700	2,935,998

12

	Shares	Value
Zoetis, Inc.	13,318	$1,605,085
		359,163,948
TOTAL COMMON STOCKS (Cost $431,809,840)		578,695,256
TEMPORARY CASH INVESTMENTS — 2.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.875%, 11/15/20 - 8/15/28, valued at $4,820,074), in a joint trading account at 1.40%, dated 11/29/19, due 12/2/19 (Delivery value $4,730,116)		4,729,564
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 5/15/27, valued at $1,078,243), at 0.65%, dated 11/29/19, due 12/2/19 (Delivery value $1,052,057)		1,052,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,728,778	5,728,778
TOTAL TEMPORARY CASH INVESTMENTS (Cost $11,510,342)		11,510,342
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $443,320,182)		590,205,598
OTHER ASSETS AND LIABILITIES — (1.0)%		(6,056,760)
TOTAL NET ASSETS — 100.0%		$584,148,838

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	21.8%
Financials	21.7%
Health Care	15.9%
Consumer Discretionary	11.7%
Industrials	10.7%
Consumer Staples	4.6%
Materials	4.0%
Energy	3.6%
Real Estate	2.8%
Communication Services	2.2%
Cash and Equivalents*	1.0%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2019
Assets
Investment securities, at value (cost of $443,320,182)	$590,205,598
Foreign currency holdings, at value (cost of $28)	28
Receivable for capital shares sold	131,274
Dividends and interest receivable	498,677
Other assets	1,225
590,836,802

Liabilities
Disbursements in excess of demand deposit cash	5,724,720
Payable for capital shares redeemed	398,832
Accrued management fees	479,399
Distribution and service fees payable	12,335
Accrued foreign taxes	72,678
6,687,964

Net Assets	$584,148,838

Net Assets Consist of:
Capital (par value and paid-in surplus)	$352,421,685
Distributable earnings	231,727,153
$584,148,838

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$450,413,058	33,268,188	$13.54
I Class, $0.01 Par Value	$28,238,093	2,040,607	$13.84
Y Class, $0.01 Par Value	$298,989	21,460	$13.93
A Class, $0.01 Par Value	$26,932,449	2,059,004	$13.08*
C Class, $0.01 Par Value	$4,960,495	450,772	$11.00
R Class, $0.01 Par Value	$7,448,047	581,859	$12.80
R5 Class, $0.01 Par Value	$7,236	523	$13.84
R6 Class, $0.01 Par Value	$65,850,471	4,731,857	$13.92
*Maximum offering price $13.88 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $219,580)	$6,069,777
Interest	97,083
6,166,860

Expenses:
Management fees	5,525,603
Distribution and service fees:
A Class	64,626
C Class	48,245
R Class	36,725
Directors' fees and expenses	16,746
Other expenses	15,858
5,707,803

Net investment income (loss)	459,057

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	93,226,326
Foreign currency translation transactions	(50,501)
93,175,825

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(40,875))	13,822,404
Translation of assets and liabilities in foreign currencies	(345)
13,822,059

Net realized and unrealized gain (loss)	106,997,884

Net Increase (Decrease) in Net Assets Resulting from Operations	$107,456,941

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2019 AND NOVEMBER 30, 2018
Increase (Decrease) in Net Assets	November 30, 2019	November 30, 2018
Operations
Net investment income (loss)	$459,057	$1,616,796
Net realized gain (loss)	93,175,825	49,211,928
Change in net unrealized appreciation (depreciation)	13,822,059	(42,444,324)
Net increase (decrease) in net assets resulting from operations	107,456,941	8,384,400

Distributions to Shareholders
From earnings:
Investor Class	(36,935,706)	(48,031,985)
I Class	(1,467,077)	(3,592,399)
Y Class	(546)	(642)
A Class	(2,409,311)	(3,350,308)
C Class	(500,817)	(752,010)
R Class	(660,873)	(892,252)
R5 Class	(540)	(639)
R6 Class	(4,427,325)	(4,170,767)
Decrease in net assets from distributions	(46,402,195)	(60,791,002)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	12,249,882	11,146,331

Net increase (decrease) in net assets	73,304,628	(41,260,271)

Net Assets
Beginning of period	510,844,210	552,104,481
End of period	$584,148,838	$510,844,210

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2019

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Global Growth Fund (formerly Global Growth Fund) (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

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Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2019 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.050% to 1.300%	1.07%
I Class	0.850% to 1.100%	0.87%
Y Class	0.700% to 0.950%	0.72%
A Class	1.050% to 1.300%	1.07%
C Class	1.050% to 1.300%	1.07%
R Class	1.050% to 1.300%	1.07%
R5 Class	0.850% to 1.100%	0.87%
R6 Class	0.700% to 0.950%	0.72%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2019 are detailed in the Statement of Operations.

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Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,120,822 and $1,030,389, respectively. The effect of interfund transactions on the Statement of Operations was $191,553 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2019 were $366,263,298 and $400,319,563, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2019		Year ended November 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	450,000,000		385,000,000
Sold	2,039,625	$25,196,722	2,390,301	$30,414,509
Issued in reinvestment of distributions	3,477,530	35,957,657	3,851,797	46,801,407
Redeemed	(5,409,998)	(65,892,519)	(5,110,511)	(65,185,892)
	107,157	(4,738,140)	1,131,587	12,030,024
I Class/Shares Authorized	40,000,000		50,000,000
Sold	1,077,089	13,794,877	727,393	9,577,897
Issued in reinvestment of distributions	138,538	1,461,572	269,213	3,338,740
Redeemed	(464,877)	(5,764,381)	(2,042,868)	(26,578,900)
	750,750	9,492,068	(1,046,262)	(13,662,263)
Y Class/Shares Authorized	20,000,000		25,000,000
Sold	22,544	303,359	88	1,174
Issued in reinvestment of distributions	51	546	52	642
Redeemed	(1,693)	(22,088)	—	—
	20,902	281,817	140	1,816
A Class/Shares Authorized	40,000,000		40,000,000
Sold	290,672	3,485,724	451,629	5,642,831
Issued in reinvestment of distributions	233,037	2,332,697	273,488	3,221,690
Redeemed	(660,400)	(7,718,982)	(829,318)	(10,201,574)
	(136,691)	(1,900,561)	(104,201)	(1,337,053)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	116,094	1,060,561	104,011	1,117,903
Issued in reinvestment of distributions	52,006	441,007	62,611	641,132
Redeemed	(169,103)	(1,654,534)	(222,760)	(2,402,989)
	(1,003)	(152,966)	(56,138)	(643,954)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	130,276	1,543,815	83,143	1,011,937
Issued in reinvestment of distributions	67,219	660,090	76,654	889,957
Redeemed	(210,738)	(2,489,964)	(167,806)	(2,035,422)
	(13,243)	(286,059)	(8,009)	(133,528)
R5 Class/Shares Authorized	20,000,000		20,000,000
Issued in reinvestment of distributions	51	540	52	639
R6 Class/Shares Authorized	65,000,000		40,000,000
Sold	1,443,634	17,087,804	1,521,533	20,077,660
Issued in reinvestment of distributions	418,067	4,427,325	334,272	4,170,767
Redeemed	(940,824)	(11,961,946)	(709,871)	(9,357,777)
	920,877	9,553,183	1,145,934	14,890,650
Net increase (decrease)	1,648,800	$12,249,882	1,063,103	$11,146,331

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Austria	—	$1,737,263	—
Brazil	—	8,965,594	—
Canada	$1,344,406	1,855,131	—
China	22,671,479	746,144	—
France	—	7,079,483	—
Hong Kong	—	21,851,927	—
Hungary	—	9,249,537	—
India	—	12,371,871	—
Indonesia	—	793,195	—
Ireland	—	15,261,298	—
Japan	—	37,882,819	—
Mexico	—	2,877,203	—
Netherlands	13,103,682	6,092,342	—
South Korea	—	3,922,950	—
Sweden	—	6,693,042	—
Switzerland	—	18,983,758	—
United Kingdom	—	23,853,920	—
Other Countries	361,358,212	—	—
Temporary Cash Investments	5,728,778	5,781,564	—
	$404,206,557	$185,999,041	—

The fund may hold financial instruments at their inherent carrying value for financial statement purposes, which approximates fair value. As of period end, the fund’s disbursements in excess of demand deposit cash were classified as Level 2.

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7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

8. Federal Tax Information

On December 17, 2019, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 16, 2019 of $2.0558 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class.

On December 17, 2019, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 16, 2019:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
$0.0028	$0.0305	$0.0513	—	—	—	$0.0305	$0.0513

The tax character of distributions paid during the years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$657,150	$7,182,024
Long-term capital gains	$45,745,045	$53,608,978

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$446,530,027
Gross tax appreciation of investments	$146,520,399
Gross tax depreciation of investments	(2,844,828)
Net tax appreciation (depreciation) of investments	143,675,571
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(76,769)
Net tax appreciation (depreciation)	$143,598,802
Undistributed ordinary income	$309,909
Accumulated long-term gains	$87,818,442

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$12.32	0.01	2.33	2.34	(0.01)	(1.11)	(1.12)	$13.54	21.82%	1.07%	0.07%	68%	$450,413
2018	$13.67	0.04	0.11	0.15	(0.03)	(1.47)	(1.50)	$12.32	1.27%	1.07%	0.29%	42%	$408,562
2017	$10.84	0.02	2.98	3.00	(0.04)	(0.13)	(0.17)	$13.67	27.99%	1.08%	0.14%	54%	$437,822
2016	$12.01	0.03	(0.42)	(0.39)	(0.01)	(0.77)	(0.78)	$10.84	(3.24)%	1.08%	0.27%	57%	$387,155
2015	$12.94	—(3)	0.12	0.12	—	(1.05)	(1.05)	$12.01	1.37%	1.08%	0.04%	50%	$443,915
I Class
2019	$12.57	0.03	2.39	2.42	(0.04)	(1.11)	(1.15)	$13.84	22.04%	0.87%	0.27%	68%	$28,238
2018	$13.91	0.06	0.12	0.18	(0.05)	(1.47)	(1.52)	$12.57	1.52%	0.87%	0.49%	42%	$16,210
2017	$11.01	0.05	3.02	3.07	(0.04)	(0.13)	(0.17)	$13.91	28.25%	0.88%	0.34%	54%	$32,498
2016	$12.19	0.05	(0.42)	(0.37)	(0.04)	(0.77)	(0.81)	$11.01	(3.07)%	0.88%	0.47%	57%	$37,028
2015	$13.09	0.03	0.12	0.15	—	(1.05)	(1.05)	$12.19	1.60%	0.88%	0.24%	50%	$33,211
Y Class
2019	$12.65	0.01	2.43	2.44	(0.05)	(1.11)	(1.16)	$13.93	22.18%	0.72%	0.42%	68%	$299
2018	$13.98	0.08	0.12	0.20	(0.06)	(1.47)	(1.53)	$12.65	1.62%	0.72%	0.64%	42%	$7
2017(4)	$11.95	0.04	1.99	2.03	—	—	—	$13.98	16.99%	0.73%(5)	0.49%(5)	54%(6)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$11.96	(0.02)	2.25	2.23	—	(1.11)	(1.11)	$13.08	21.48%	1.32%	(0.18)%	68%	$26,932
2018	$13.31	—(3)	0.12	0.12	—	(1.47)	(1.47)	$11.96	1.08%	1.32%	0.04%	42%	$26,256
2017	$10.58	(0.01)	2.90	2.89	(0.03)	(0.13)	(0.16)	$13.31	27.65%	1.33%	(0.11)%	54%	$30,622
2016	$11.76	—(3)	(0.41)	(0.41)	—	(0.77)	(0.77)	$10.58	(3.52)%	1.33%	0.02%	57%	$36,382
2015	$12.72	(0.02)	0.11	0.09	—	(1.05)	(1.05)	$11.76	1.14%	1.33%	(0.21)%	50%	$45,855
C Class
2019	$10.32	(0.09)	1.88	1.79	—	(1.11)	(1.11)	$11.00	20.53%	2.07%	(0.93)%	68%	$4,960
2018	$11.77	(0.08)	0.10	0.02	—	(1.47)	(1.47)	$10.32	0.27%	2.07%	(0.71)%	42%	$4,662
2017	$9.42	(0.09)	2.58	2.49	(0.01)	(0.13)	(0.14)	$11.77	26.77%	2.08%	(0.86)%	54%	$5,977
2016	$10.63	(0.07)	(0.37)	(0.44)	—	(0.77)	(0.77)	$9.42	(4.23)%	2.08%	(0.73)%	57%	$6,872
2015	$11.68	(0.10)	0.10	—(3)	—	(1.05)	(1.05)	$10.63	0.40%	2.08%	(0.96)%	50%	$8,520
R Class
2019	$11.75	(0.05)	2.21	2.16	—	(1.11)	(1.11)	$12.80	21.24%	1.57%	(0.43)%	68%	$7,448
2018	$13.14	(0.03)	0.11	0.08	—	(1.47)	(1.47)	$11.75	0.75%	1.57%	(0.21)%	42%	$6,995
2017	$10.47	(0.04)	2.86	2.82	(0.02)	(0.13)	(0.15)	$13.14	27.29%	1.58%	(0.36)%	54%	$7,925
2016	$11.67	(0.03)	(0.40)	(0.43)	—	(0.77)	(0.77)	$10.47	(3.73)%	1.58%	(0.23)%	57%	$7,007
2015	$12.66	(0.05)	0.11	0.06	—	(1.05)	(1.05)	$11.67	0.89%	1.58%	(0.46)%	50%	$6,040

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2019	$12.57	0.03	2.39	2.42	(0.04)	(1.11)	(1.15)	$13.84	22.04%	0.87%	0.27%	68%	$7
2018	$13.90	0.06	0.12	0.18	(0.04)	(1.47)	(1.51)	$12.57	1.52%	0.87%	0.49%	42%	$6
2017(4)	$11.90	0.03	1.97	2.00	—	—	—	$13.90	16.81%	0.88%(5)	0.34%(5)	54%(6)	$6
R6 Class
2019	$12.63	0.05	2.40	2.45	(0.05)	(1.11)	(1.16)	$13.92	22.30%	0.72%	0.42%	68%	$65,850
2018	$13.98	0.09	0.10	0.19	(0.07)	(1.47)	(1.54)	$12.63	1.58%	0.72%	0.64%	42%	$48,147
2017	$11.05	0.05	3.05	3.10	(0.04)	(0.13)	(0.17)	$13.98	28.46%	0.73%	0.49%	54%	$37,248
2016	$12.23	0.07	(0.43)	(0.36)	(0.05)	(0.77)	(0.82)	$11.05	(2.91)%	0.73%	0.62%	57%	$16,508
2015	$13.11	0.05	0.12	0.17	—	(1.05)	(1.05)	$12.23	1.76%	0.73%	0.39%	50%	$15,887

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	April 10, 2017 (commencement of sale) through November 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused Global Growth Fund (formerly, Global Growth Fund), one of the funds constituting the American Century World Mutual Funds, Inc. (the "Fund"), as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Focused Global Growth Fund (formerly, Global Growth Fund) of the American Century World Mutual Funds, Inc. as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

31

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading

32

activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

33

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2019.

For corporate taxpayers, the fund hereby designates $657,150, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $48,880,567, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2019.

The fund utilized earnings and profits of $3,146,707 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91028 2001

Annual Report

November 30, 2019

Focused International Growth Fund
Investor Class (AFCNX)
I Class (AFCSX)
A Class (AFCLX)
C Class (AFCHX)
R Class (AFCWX)
R6 Class (AFCMX)
G Class (AFCGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, please visit our website, americancentury.com.

Monetary Policy Pivot Improved Investor Sentiment

The reporting period began on a challenging note. Mounting concerns about slowing global economic and earnings growth, the U.S.-China trade dispute and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which worsened the year-end sell-off among global stocks.

However, a key policy pivot from the Fed in early 2019 helped improve investor attitudes worldwide. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Similar economic concerns kept central banks in Europe and Japan maintaining or expanding their accommodative policies. Additionally, investors’ earlier worst-case fears about trade and corporate earnings generally eased, which also aided stocks.

Volatility reemerged in the spring, when a Brexit stalemate prompted U.K. Prime Minister Theresa May to resign. This news reignited global fears of a no-deal Brexit. However, those worries subsided as Boris Johnson, a staunch Brexit advocate, succeeded May. Meanwhile, U.S.-China trade policy continued to fuel bouts of volatility. In July, growing concerns about global economic risks encouraged the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. Fed easing and a lower interest rate backdrop helped restore investor optimism.

Overall, broad global stock indices advanced for the 12-month period. U.S. stocks generally outperformed non-U.S. stocks, while developed markets broadly outperformed emerging markets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AFCNX	20.96%	10.70%	3/29/16
MSCI ACWI ex-U.S. Index	—	11.20%	8.65%	—
I Class	AFCSX	21.21%	10.93%	3/29/16
A Class	AFCLX			3/29/16
No sales charge		20.66%	10.43%
With sales charge		13.76%	8.66%
C Class	AFCHX	19.85%	9.61%	3/29/16
R Class	AFCWX	20.36%	10.15%	3/29/16
R6 Class	AFCMX	21.34%	11.08%	3/29/16
G Class	AFCGX	—	12.13%	4/1/19

G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made March 29, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2019
Investor Class — $14,530

MSCI ACWI ex-U.S. Index — $13,563

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class	G Class
1.23%	1.03%	1.48%	2.23%	1.73%	0.88%	0.88%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Manager: Raj Gandhi and Jim Zhao
Performance Summary
Focused International Growth returned 20.96%* for the fiscal year ended November 30, 2019, compared with the 11.20% return of its benchmark, the MSCI ACWI ex-U.S. Index.

This approximately 40-stock portfolio represents our highest-conviction ideas and is unconstrained by sector and region. Excess returns are driven by stock selection, and discussion of attribution centers on stocks rather than sectors or regions.

Non-U.S. equity markets experienced significant volatility during the period amid global economic uncertainty and U.S.-China trade tensions. Global stocks staged several rallies in the first half of 2019 as U.S. interest rate hikes paused and corporate earnings reports exceeded lowered expectations. Markets gave back some of the gains in the second half as signs of slowing economic growth and escalation of trade disputes dampened investor appetite for risk. Toward the end of the period, stocks rebounded on encouraging earnings reports, anticipation of a U.S.-China trade deal and relief at improved prospects for an orderly Brexit.

Select Stocks Advanced Despite Broad Economic Unease

Selective investments within financials propelled fund returns. Stock of London Stock Exchange Group (LSEG) outperformed for the year, driven by strength in the company’s security clearing and data businesses, which have benefited from demand for clearing of new security classes, increased use of quantitative investment approaches and demand for market data from its Russell division. LSEG’s stock also benefited from news of the company’s proposed acquisition of financial data and technology firm Refinitiv. We believe the acquisition will enhance LSEG’s offerings for two of the strongest trends in financial markets: electronification of trading and demand for data.

Among health care stocks, blood plasma company CSL contributed to outperformance. The company’s leading position within the immunoglobulin market supported growth in a year that saw competitors suffer from shortages and disruptions. CSL has invested heavily in its plasma collection centers, which should help it to maintain its market share gains. Investors drove the stock higher as management reiterated the firm’s strong growth prospects for 2020.

Two Brazil-based holdings, Magazine Luiza and Localiza Rent a Car, ranked among the top individual contributors to fund performance. Magazine Luiza’s stock performed well for the year as the retailer reported better-than-expected results driven by strong comparable-store sales growth and significant gains in e-commerce revenues. A leader in integrating e-commerce with its brick-and-mortar business, we believe the firm is well positioned to capture the robust growth of e-commerce in Brazil. Localiza’s stock advanced on consistently solid results driven by strong revenue growth and rental margins. Improved car and fleet rental volumes offset weak margins in used car sales. We believe these trends will continue as market fragmentation in Brazil offers opportunity for consolidation.

ANTA Sports Products further boosted returns. The shoe and apparel company’s stock posted significant gains for the year on better-than-expected results demonstrating strong revenue and profit growth. Strength in FILA merchandise, for which ANTA owns marketing rights in China, drove the upside revenue surprise. Ongoing strength in mass-market demand continued to benefit ANTA brands in general.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

On the downside, Canada Goose Holdings detracted from the fund’s performance. Stock of the apparel manufacturer and retailer weakened during the year as the market reacted to transitory issues, which caused volatility in short-term earnings results. We believe the long-term story remains intact as Canada Goose retains a strong brand presence, is migrating its model away from wholesale toward higher-margin retail and online business and is entering new markets with its own stores.

Portfolio Positioning
We remain focused on our disciplined, bottom-up process aimed at identifying companies with accelerating, sustainable growth. In a tougher environment for earnings growth, we are looking for companies whose growth does not depend on economic improvement. As a result of this selection process, information technology was the fund’s largest overweight position relative to the benchmark at period-end. We are invested in companies that benefit from secular and structural growth drivers, including the ongoing shift to digital and increased corporate spending on technology to increase efficiency and enhance competitive position. We remain underweight in financials, particularly banks, due to the pressures of a low interest rate environment. However, we are finding nonbank opportunities, including financial exchanges, data providers and select insurance companies benefiting from improved pricing trends in the property and casualty business.

The fund’s largest regional exposure remains Europe. We maintain our underweight position in emerging markets as uncertainty around trade has reduced visibility of earnings prospects for many emerging markets companies, especially in China.

6

Fund Characteristics

NOVEMBER 30, 2019
Top Ten Holdings	% of net assets
CSL Ltd.	4.1%
AIA Group Ltd.	3.5%
Cellnex Telecom SA	3.5%
Schneider Electric SE	3.3%
Alibaba Group Holding Ltd. ADR	3.1%
AstraZeneca plc	3.0%
Recruit Holdings Co. Ltd.	2.9%
Koninklijke DSM NV	2.8%
Novartis AG	2.8%
Zurich Insurance Group AG	2.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	95.9%
Temporary Cash Investments	5.8%
Temporary Cash Investments - Securities Lending Collateral	2.2%
Other Assets and Liabilities	(3.9)%

Investments by Country	% of net assets
Japan	17.0%
Switzerland	11.6%
United Kingdom	9.8%
France	9.2%
China	6.8%
Australia	6.3%
Spain	5.3%
Netherlands	4.9%
Sweden	3.7%
Germany	3.7%
Hong Kong	3.5%
Brazil	3.4%
Taiwan	2.5%
Finland	2.2%
India	2.1%
Indonesia	2.0%
Other Countries	1.9%
Cash and Equivalents*	4.1%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expenses Paid During Period(1) 6/1/19 - 11/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,139.90	$6.60	1.23%
I Class	$1,000	$1,142.10	$5.53	1.03%
A Class	$1,000	$1,138.80	$7.94	1.48%
C Class	$1,000	$1,135.30	$11.94	2.23%
R Class	$1,000	$1,137.60	$9.27	1.73%
R6 Class	$1,000	$1,141.70	$4.72	0.88%
G Class	$1,000	$1,147.00	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,018.90	$6.23	1.23%
I Class	$1,000	$1,019.90	$5.22	1.03%
A Class	$1,000	$1,017.65	$7.49	1.48%
C Class	$1,000	$1,013.89	$11.26	2.23%
R Class	$1,000	$1,016.40	$8.74	1.73%
R6 Class	$1,000	$1,020.66	$4.46	0.88%
G Class	$1,000	$1,025.07	$0.00	0.00%(2)

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

9

Schedule of Investments

NOVEMBER 30, 2019

	Shares	Value
COMMON STOCKS — 95.9%
Australia — 6.3%
CSL Ltd.	2,690	$517,321
Treasury Wine Estates Ltd.(1)	22,500	285,251
		802,572
Brazil — 3.4%
Localiza Rent a Car SA	12,968	135,907
Magazine Luiza SA	27,291	291,366
		427,273
Canada — 1.9%
Canada Goose Holdings, Inc.(1)(2)	6,460	246,449
China — 6.8%
Alibaba Group Holding Ltd. ADR(2)	1,960	392,000
ANTA Sports Products Ltd.	20,000	188,023
Tencent Holdings Ltd.	6,600	279,804
		859,827
Finland — 2.2%
Neste Oyj	8,120	274,598
France — 9.2%
Airbus SE	1,680	246,705
Dassault Systemes SE	1,520	239,290
Schneider Electric SE	4,380	422,385
Teleperformance	1,080	255,659
		1,164,039
Germany — 3.7%
Puma SE	2,980	224,024
Symrise AG	2,560	248,327
		472,351
Hong Kong — 3.5%
AIA Group Ltd.	44,800	448,768
India — 2.1%
HDFC Bank Ltd. ADR	4,280	264,290
Indonesia — 2.0%
Bank Central Asia Tbk PT	114,900	255,647
Japan — 17.0%
Hoya Corp.	2,300	210,000
Keyence Corp.	1,000	342,639
MonotaRO Co. Ltd.	8,300	233,980
Murata Manufacturing Co. Ltd.	5,100	296,099
Pan Pacific International Holdings Corp.	13,200	214,094
Recruit Holdings Co. Ltd.	10,300	373,405
Shiseido Co. Ltd.	3,000	216,746
Terumo Corp.	7,600	267,168
		2,154,131

10

	Shares	Value
Netherlands — 4.9%
Adyen NV(2)	349	$267,538
Koninklijke DSM NV	2,820	361,066
		628,604
Spain — 5.3%
Cellnex Telecom SA(2)	10,254	440,410
Iberdrola SA	23,540	231,511
		671,921
Sweden — 3.7%
Hexagon AB, B Shares	3,800	214,696
Telefonaktiebolaget LM Ericsson, B Shares	28,830	260,161
		474,857
Switzerland — 11.6%
Lonza Group AG(2)	920	312,362
Novartis AG	3,910	360,463
Partners Group Holding AG	280	236,045
Temenos AG(2)	1,380	209,099
Zurich Insurance Group AG	900	352,960
		1,470,929
Taiwan — 2.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	32,000	321,266
United Kingdom — 9.8%
AstraZeneca plc	3,930	379,326
Burberry Group plc	8,290	224,969
London Stock Exchange Group plc	3,640	323,390
Melrose Industries plc	107,250	318,166
		1,245,851
TOTAL COMMON STOCKS (Cost $9,903,027)		12,183,373
TEMPORARY CASH INVESTMENTS — 5.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.875%, 11/15/20 - 8/15/28, valued at $347,793), in a joint trading account at 1.40%, dated 11/29/19, due 12/2/19 (Delivery value $341,302)		341,262
State Street Institutional U.S. Government Money Market Fund, Premier Class	393,166	393,166
TOTAL TEMPORARY CASH INVESTMENTS (Cost $734,428)		734,428
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 2.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $282,329)	282,329	282,329
TOTAL INVESTMENT SECURITIES — 103.9% (Cost $10,919,784)		13,200,130
OTHER ASSETS AND LIABILITIES — (3.9)%		(496,958)
TOTAL NET ASSETS — 100.0%		$12,703,172

11

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	16.8%
Health Care	16.2%
Industrials	15.7%
Financials	14.8%
Consumer Discretionary	14.1%
Communication Services	5.7%
Materials	4.7%
Consumer Staples	3.9%
Energy	2.2%
Utilities	1.8%
Cash and Equivalents*	4.1%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $274,928. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(2)	Non-income producing.

(3)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $282,329.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

NOVEMBER 30, 2019
Assets
Investment securities, at value (cost of $10,637,455) — including $274,928 of securities on loan	$12,917,801
Investment made with cash collateral received for securities on loan, at value (cost of $282,329)	282,329
Total investment securities, at value (cost of $10,919,784)	13,200,130
Foreign currency holdings, at value (cost of $13,233)	12,696
Receivable for investments sold	62,043
Receivable for capital shares sold	29,580
Dividends and interest receivable	10,641
Securities lending receivable	79
13,315,169

Liabilities
Disbursements in excess of demand deposit cash	316,966
Payable for collateral received for securities on loan	282,329
Payable for capital shares redeemed	947
Accrued management fees	10,758
Distribution and service fees payable	997
611,997

Net Assets	$12,703,172

Net Assets Consist of:
Capital (par value and paid-in surplus)	$10,024,455
Distributable earnings	2,678,717
$12,703,172

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$6,676,932	465,597	$14.34
I Class, $0.01 Par Value	$2,604,513	181,023	$14.39
A Class, $0.01 Par Value	$821,574	57,532	$14.28*
C Class, $0.01 Par Value	$787,185	56,192	$14.01
R Class, $0.01 Par Value	$468,023	32,910	$14.22
R6 Class, $0.01 Par Value	$182,009	12,618	$14.42
G Class, $0.01 Par Value	$1,162,936	80,132	$14.51
*Maximum offering price $15.15 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED NOVEMBER 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $13,286)	$131,681
Interest	5,382
Securities lending, net	249
137,312

Expenses:
Management fees	118,730
Distribution and service fees:
A Class	2,654
C Class	10,136
R Class	2,158
Directors' fees and expenses	304
Other expenses	491
134,473
Fees waived - G Class	(2,516)
131,957

Net investment income (loss)	5,355

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	607,086
Foreign currency translation transactions	(3,858)
603,228

Change in net unrealized appreciation (depreciation) on:
Investments	1,323,463
Translation of assets and liabilities in foreign currencies	(809)
1,322,654

Net realized and unrealized gain (loss)	1,925,882

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,931,237

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2019 AND NOVEMBER 30, 2018
Increase (Decrease) in Net Assets	November 30, 2019	November 30, 2018
Operations
Net investment income (loss)	$5,355	$53,738
Net realized gain (loss)	603,228	(74,846)
Change in net unrealized appreciation (depreciation)	1,322,654	(885,209)
Net increase (decrease) in net assets resulting from operations	1,931,237	(906,317)

Distributions to Shareholders
From earnings:
Investor Class	(31,989)	—
I Class	(5,626)	—
A Class	(3,404)	—
R Class	(167)	—
R6 Class	(2,051)	—
Decrease in net assets from distributions	(43,237)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	823,591	1,116,468

Net increase (decrease) in net assets	2,711,591	210,151

Net Assets
Beginning of period	9,991,581	9,781,430
End of period	$12,703,172	$9,991,581

See Notes to Financial Statements.

15

Notes to Financial Statements

NOVEMBER 30, 2019

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on April 1, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$282,329	—	—	—	$282,329
Gross amount of recognized liabilities for securities lending transactions					$282,329

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 31% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

18

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. Effective April 1, 2019, the investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class	R6 Class	G Class
1.23%	1.03%	1.23%	1.23%	1.23%	0.88%	0.00%(1)

(1)	Annual management fee before waiver was 0.88%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2019 were $9,739,967 and $9,344,048, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2019(1)		Year ended November 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	181,700	$2,441,852	528,514	$7,140,621
Issued in reinvestment of distributions	2,828	31,989	—	—
Redeemed	(237,365)	(3,054,194)	(469,257)	(6,238,274)
	(52,837)	(580,353)	59,257	902,347
I Class/Shares Authorized	30,000,000		35,000,000
Sold	145,088	2,001,579	4,325	50,773
Issued in reinvestment of distributions	497	5,626	—	—
Redeemed	(29,472)	(392,509)	—	—
	116,113	1,614,696	4,325	50,773
A Class/Shares Authorized	30,000,000		30,000,000
Sold	—	—	1,672	22,494
Issued in reinvestment of distributions	301	3,404	—	—
Redeemed	(45,299)	(601,599)	(358)	(5,089)
	(44,998)	(598,195)	1,314	17,405
C Class/Shares Authorized	30,000,000		30,000,000
Sold	970	13,149	3	35
Redeemed	(44,793)	(585,022)	—	—
	(43,823)	(571,873)	3	35
R Class/Shares Authorized	20,000,000		30,000,000
Sold	9,081	117,317	14,078	184,615
Issued in reinvestment of distributions	15	167	—	—
Redeemed	(10,549)	(137,759)	(3,020)	(38,707)
	(1,453)	(20,275)	11,058	145,908
R6 Class/Shares Authorized	20,000,000		30,000,000
Sold	1,611	19,127	—	—
Issued in reinvestment of distributions	181	2,051	—	—
Redeemed	(9,399)	(125,437)	—	—
	(7,607)	(104,259)	—	—
G Class/Shares Authorized	40,000,000		N/A
Sold	84,787	1,148,841
Redeemed	(4,655)	(64,991)
	80,132	1,083,850
Net increase (decrease)	45,527	$823,591	75,957	$1,116,468

(1)	April 1, 2019 (commencement of sale) through November 30, 2019 for the G Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$246,449	—	—
China	392,000	$467,827	—
India	264,290	—	—
Other Countries	—	10,812,807	—
Temporary Cash Investments	393,166	341,262	—
Temporary Cash Investments - Securities Lending Collateral	282,329	—	—
	$1,578,234	$11,621,896	—

The fund may hold financial instruments at their inherent carrying value for financial statement purposes, which approximates fair value. As of period end, the fund’s disbursements in excess of demand deposit cash were classified as Level 2.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

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8. Federal Tax Information

On December 17, 2019, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 16, 2019 of $0.3263 for the Investor Class, I Class, A Class, C Class, R Class, R6 Class and G Class.

The tax character of distributions paid during the years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$43,237	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$10,960,823
Gross tax appreciation of investments	$2,321,796
Gross tax depreciation of investments	(82,489)
Net tax appreciation (depreciation) of investments	2,239,307
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(792)
Net tax appreciation (depreciation)	$2,238,515
Undistributed ordinary income	—
Accumulated long-term gains	$440,202

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$11.92	0.02	2.46	2.48	(0.06)	$14.34	20.96%	1.24%	0.13%	96%	$6,677
2018	$12.81	0.08	(0.97)	(0.89)	—	$11.92	(6.95)%	1.23%	0.59%	82%	$6,180
2017	$9.75	0.01	3.13	3.14	(0.08)	$12.81	32.40%	1.24%	0.14%	76%	$5,882
2016(3)	$10.00	0.04	(0.29)	(0.25)	—	$9.75	(2.50)%	1.23%(4)	0.56%(4)	47%	$2,074
I Class
2019	$11.96	0.02	2.49	2.51	(0.08)	$14.39	21.21%	1.04%	0.33%	96%	$2,605
2018	$12.83	0.09	(0.96)	(0.87)	—	$11.96	(6.78)%	1.03%	0.79%	82%	$776
2017	$9.76	0.05	3.11	3.16	(0.09)	$12.83	32.74%	1.04%	0.34%	76%	$777
2016(3)	$10.00	0.05	(0.29)	(0.24)	—	$9.76	(2.40)%	1.03%(4)	0.76%(4)	47%	$586
A Class
2019	$11.87	—(5)	2.44	2.44	(0.03)	$14.28	20.66%	1.49%	(0.12)%	96%	$822
2018	$12.79	0.03	(0.95)	(0.92)	—	$11.87	(7.19)%	1.48%	0.34%	82%	$1,217
2017	$9.73	(0.01)	3.12	3.11	(0.05)	$12.79	32.13%	1.49%	(0.11)%	76%	$1,295
2016(3)	$10.00	0.02	(0.29)	(0.27)	—	$9.73	(2.70)%	1.48%(4)	0.31%(4)	47%	$978

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$11.70	(0.09)	2.40	2.31	—	$14.01	19.85%	2.24%	(0.87)%	96%	$787
2018	$12.70	(0.07)	(0.93)	(1.00)	—	$11.70	(7.95)%	2.23%	(0.41)%	82%	$1,170
2017	$9.68	(0.09)	3.11	3.02	—	$12.70	31.20%	2.24%	(0.86)%	76%	$1,270
2016(3)	$10.00	(0.03)	(0.29)	(0.32)	—	$9.68	(3.20)%	2.23%(4)	(0.44)%(4)	47%	$968
R Class
2019	$11.82	(0.04)	2.44	2.40	—(5)	$14.22	20.36%	1.74%	(0.37)%	96%	$468
2018	$12.77	—(5)	(0.95)	(0.95)	—	$11.82	(7.44)%	1.73%	0.09%	82%	$406
2017	$9.72	(0.04)	3.12	3.08	(0.03)	$12.77	31.73%	1.74%	(0.36)%	76%	$298
2016(3)	$10.00	—(5)	(0.28)	(0.28)	—	$9.72	(2.80)%	1.73%(4)	0.06%(4)	47%	$196
R6 Class
2019	$11.99	0.08	2.45	2.53	(0.10)	$14.42	21.34%	0.89%	0.48%	96%	$182
2018	$12.84	0.11	(0.96)	(0.85)	—	$11.99	(6.62)%	0.88%	0.94%	82%	$242
2017	$9.77	0.06	3.12	3.18	(0.11)	$12.84	32.90%	0.89%	0.49%	76%	$260
2016(3)	$10.00	0.06	(0.29)	(0.23)	—	$9.77	(2.30)%	0.88%(4)	0.91%(4)	47%	$195
G Class
2019(6)	$12.94	0.12	1.45	1.57	—	$14.51	12.13%	0.01%(4)(7)	1.29%(4)(7)	96%(8)	$1,163

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	March 29, 2016 (fund inception) through November 30, 2016.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

(6)	April 1, 2019 (commencement of sale) through November 30, 2019.

(7)
The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.89% and 0.41%, respectively.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2019.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused International Growth Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the "Fund"), as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the years ended November 30, 2019, 2018, 2017 and for the period March 29, 2016 (fund inception) through November 30, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Focused International Growth Fund of the American Century World Mutual Funds, Inc. as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years ended November 30, 2019, 2018, 2017 and for the period March 29, 2016 (fund inception) through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

30

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance

31

activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

32

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2019.

The fund hereby designates $10,848, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2019.

The fund utilized earnings and profits of $12,172 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91034 2001

Annual Report

November 30, 2019

Global Small Cap Fund
Investor Class (AGCVX)
I Class (AGCSX)
A Class (AGCLX)
C Class (AGCHX)
R Class (AGCWX)
R6 Class (AGCTX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, please visit our website, americancentury.com.

Monetary Policy Pivot Improved Investor Sentiment

The reporting period began on a challenging note. Mounting concerns about slowing global economic and earnings growth, the U.S.-China trade dispute and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which worsened the year-end sell-off among global stocks.

However, a key policy pivot from the Fed in early 2019 helped improve investor attitudes worldwide. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Similar economic concerns kept central banks in Europe and Japan maintaining or expanding their accommodative policies. Additionally, investors’ earlier worst-case fears about trade and corporate earnings generally eased, which also aided stocks.

Volatility reemerged in the spring, when a Brexit stalemate prompted U.K. Prime Minister Theresa May to resign. This news reignited global fears of a no-deal Brexit. However, those worries subsided as Boris Johnson, a staunch Brexit advocate, succeeded May. Meanwhile, U.S.-China trade policy continued to fuel bouts of volatility. In July, growing concerns about global economic risks encouraged the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. Fed easing and a lower interest rate backdrop helped restore investor optimism.

Overall, broad global stock indices advanced for the 12-month period. U.S. stocks generally outperformed non-U.S. stocks, while developed markets broadly outperformed emerging markets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AGCVX	17.93%	15.50%	3/29/16
MSCI ACWI Small Cap Index	—	9.93%	10.17%	—
I Class	AGCSX	18.12%	15.73%	3/29/16
A Class	AGCLX			3/29/16
No sales charge		17.60%	15.21%
With sales charge		10.82%	13.37%
C Class	AGCHX	16.75%	14.35%	3/29/16
R Class	AGCWX	17.34%	14.94%	3/29/16
R6 Class	AGCTX	18.34%	15.92%	3/29/16

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made March 29, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2019
Investor Class — $16,978

MSCI ACWI Small Cap Index — $14,273

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.50%	1.30%	1.75%	2.50%	2.00%	1.15%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Trevor Gurwich and Federico Laffan

Performance Summary

Global Small Cap returned 17.93%* for the 12-month period ended November 30, 2019, outperforming its benchmark, the MSCI ACWI Small Cap Index, which returned 9.93%.

Global stocks rose strongly over the period, as generally positive earnings news and shifts to more accommodative monetary policy in Europe and the U.S. helped investors revise their pessimism over the global economic outlook and trade policy. U.S. stocks outperformed non-U.S. stocks, aided by resilient U.S. economic and earnings growth. Small-cap non-U.S. stocks lagged their large-cap counterparts. Stock selection drove the fund’s relative outperformance, and was especially favorable in the information technology, health care, consumer discretionary and financials sectors. An overweight to information technology also lifted relative results. Stock selection in materials, consumer staples and industrials detracted. Regionally, stock selection in the U.S. boosted relative performance, while stock selection and an overweight in Canada detracted.

Information Technology Holdings Contributed

Stock selection in the information technology sector was a key contributor to relative outperformance, as several holdings in the software and IT services industries were top performers. These included Avalara, a supplier of cloud-based tax compliance solutions. The stock rose strongly after the company reported strong revenue growth, as tax policy changes in the U.S. fueled subscriptions growth. AVEVA Group, another contributor, supplies engineering and industrial software solutions. It benefited from positive demand trends in its end-user markets and the integration of the Schneider Electric’s software business.

Several China-based investments were also top contributors. The stock of athletic footwear and sportswear manufacturer Li Ning rose strongly over the period, supported by its robust revenue and earnings growth, brand strength and expanding store base. We believe Li Ning is well positioned to benefit from rising disposable incomes and market penetration in China. A-Living Services, another top contributor, provides property management services in China. The company’s strategic acquisitions helped boost its revenue and earnings performance. At the end of September, it announced an acquisition in the public property management space that was well received by investors.

Luxury Coats Manufacturer Detracted

Economic uncertainty created headwinds for several fund holdings. The stock of Canada Goose Holdings fell sharply in the second quarter after the luxury down coats manufacturer reported weaker-than-expected revenue growth. It also faced concerns over the strength of its wholesale business. We continue to own the stock as we remain optimistic about its long-term revenue growth potential, as it expands its store base and broadens into new product areas such as footwear.

Global economic uncertainty also pressured earnings growth for copper and zinc mining company Hudbay Minerals, a leading detractor in materials. Following strong performance earlier in the year, the stock declined in the second and third quarters after the company reported weaker financial

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

results due to lower copper prices and lower production. Its revenue growth also missed Wall Street expectations. We opted to liquidate our holdings because of uncertainty over its near-term earnings outlook. Elsewhere in the portfolio, the stock of independent oil producer Centennial Resource Development dropped sharply in the first quarter after weaker oil prices led to disappointing earnings growth. The company also announced potential production cuts for 2019, and we exited the position.

Outlook

We will continue to focus on global small-cap companies we believe demonstrate improving, sustainable earnings growth. Stock selection led to an increased position in information technology, which ended the period as our top overweight relative to the benchmark. Within the sector, we continued to focus on companies we expect to benefit from long-term growth drivers such as cloud computing, e-commerce, electronic payments, 5G communications and data centers. Health care also remained a notable overweight, although our stock selection led us to lighten our exposure over the period. We also reduced exposure to financials, which moved to a notable underweight. The fund is also underweight in real estate and materials, as we are cautious about the impact of global economic uncertainty on earnings growth for materials companies in particular.

From a regional standpoint, our bottom-up process led to a continued overweight in Europe. We reduced our weighting in North America, moving to a regional underweight, although we added modestly to our overweight position in Canada. We also added to our emerging markets exposure, ending the period with a slight overweight driven by stock selection. The fund is underweight in Asia, including Japan, as we have found fewer companies in the region that we believe offer the potential for accelerating earnings growth.

6

Fund Characteristics

NOVEMBER 30, 2019
Top Ten Holdings	% of net assets
A-Living Services Co. Ltd., H Shares	1.5%
Kinsale Capital Group, Inc.	1.4%
Ares Management Corp., Class A	1.4%
R1 RCM, Inc.	1.4%
TopBuild Corp.	1.3%
HelloFresh SE	1.3%
Skyline Champion Corp.	1.3%
Chegg, Inc.	1.2%
Detour Gold Corp.	1.2%
Li Ning Co. Ltd.	1.2%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	57.1%
Domestic Common Stocks	41.8%
Rights	—*
Total Equity Exposure	98.9%
Temporary Cash Investments	2.0%
Temporary Cash Investments - Securities Lending Collateral	3.2%
Other Assets and Liabilities	(4.1)%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
United States	41.8%
Canada	7.5%
Japan	6.8%
United Kingdom	5.8%
Sweden	5.1%
China	3.9%
Germany	3.5%
Taiwan	3.1%
Switzerland	3.1%
Australia	3.0%
Belgium	2.1%
France	2.0%
Israel	2.0%
Other Countries	9.2%
Cash and Equivalents**	1.1%
**Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expenses Paid During Period(1) 6/1/19 - 11/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,137.40	$8.09	1.51%
I Class	$1,000	$1,138.70	$7.02	1.31%
A Class	$1,000	$1,135.60	$9.42	1.76%
C Class	$1,000	$1,131.60	$13.41	2.51%
R Class	$1,000	$1,135.30	$10.76	2.01%
R6 Class	$1,000	$1,140.10	$6.22	1.16%
Hypothetical
Investor Class	$1,000	$1,017.50	$7.64	1.51%
I Class	$1,000	$1,018.50	$6.63	1.31%
A Class	$1,000	$1,016.24	$8.90	1.76%
C Class	$1,000	$1,012.48	$12.66	2.51%
R Class	$1,000	$1,014.99	$10.15	2.01%
R6 Class	$1,000	$1,019.25	$5.87	1.16%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2019

	Shares	Value
COMMON STOCKS — 98.9%
Australia — 3.0%
Afterpay Touch Group Ltd.(1)	6,941	$148,242
Jumbo Interactive Ltd.(2)	10,656	147,833
Megaport Ltd.(1)(2)	16,145	105,458
Seven Group Holdings Ltd.(2)	9,441	122,580
		524,113
Belgium — 2.1%
Argenx SE(1)(2)	1,238	183,964
Barco NV	787	181,560
		365,524
Brazil — 0.7%
Randon SA Implementos e Participacoes Preference Shares	52,000	131,913
Canada — 7.5%
Altus Group Ltd.(2)	5,402	150,718
Boyd Group Income Fund	1,176	176,520
BRP, Inc.	3,584	178,053
Canada Goose Holdings, Inc.(1)	1,554	59,285
Detour Gold Corp.(1)	11,886	216,906
ECN Capital Corp.	23,891	80,039
FirstService Corp.	1,123	107,819
Gibson Energy, Inc.	6,634	124,459
Parex Resources, Inc.(1)	5,589	82,554
TFI International, Inc.	4,376	144,296
		1,320,649
China — 3.9%
A-Living Services Co. Ltd., H Shares	80,750	260,517
GSX Techedu, Inc. ADR(1)	11,646	204,853
Li Ning Co. Ltd.	67,000	214,873
		680,243
Finland — 1.0%
Valmet Oyj	7,469	167,071
France — 2.0%
Korian SA	3,743	164,581
SOITEC(1)	1,756	185,574
		350,155
Germany — 3.5%
Evotec SE(1)	1,662	36,831
HelloFresh SE(1)	11,646	231,758
Isra Vision AG	1,827	78,035
Rheinmetall AG	696	74,113
Varta AG(1)	1,585	202,596
		623,333

10

	Shares	Value
Hong Kong — 0.7%
Minth Group Ltd.	36,000	$123,728
India — 1.2%
Indraprastha Gas Ltd.	7,006	40,350
WNS Holdings Ltd. ADR(1)	2,800	176,736
		217,086
Indonesia — 0.7%
Bank Tabungan Pensiunan Nasional Syariah Tbk PT(1)	416,800	116,978
Israel — 2.0%
Kornit Digital Ltd.(1)	5,291	180,423
Nova Measuring Instruments Ltd.(1)	4,568	164,996
		345,419
Italy — 0.6%
Amplifon SpA	3,487	102,056
Japan — 6.8%
Anritsu Corp.	8,300	158,098
Kobe Bussan Co. Ltd.	5,200	161,311
Mabuchi Motor Co. Ltd.	1,900	72,533
Nabtesco Corp.	5,700	175,433
Nippon Gas Co. Ltd.	4,600	145,462
Orix JREIT, Inc.	56	123,142
SHIFT, Inc.(1)	1,300	93,391
Trust Tech, Inc.	7,200	89,486
UT Group Co. Ltd.	6,300	178,844
		1,197,700
Netherlands — 0.8%
IMCD NV	751	62,418
Takeaway.com NV(1)(2)	947	85,101
		147,519
Norway — 1.5%
Bakkafrost P/F	2,801	187,629
Subsea 7 SA	7,758	81,066
		268,695
Singapore — 0.6%
Mapletree Industrial Trust	55,100	101,163
South Korea — 1.4%
Douzone Bizon Co. Ltd.	2,314	139,880
Studio Dragon Corp.(1)	1,567	101,093
		240,973
Sweden — 5.1%
AAK AB	6,563	119,886
Biotage AB	10,055	129,899
Elekta AB, B Shares	6,345	79,586
Embracer Group AB(1)	15,317	108,375
Fabege AB	5,774	90,248
Fastighets AB Balder, B Shares(1)	3,270	136,209
Lindab International AB	10,820	128,547

11

	Shares	Value
MIPS AB	5,479	$103,315
		896,065
Switzerland — 3.1%
Georg Fischer AG	117	114,562
Landis+Gyr Group AG(1)	1,456	148,631
SIG Combibloc Group AG(1)	10,082	139,514
Tecan Group AG	503	135,107
		537,814
Taiwan — 3.1%
Accton Technology Corp.	22,000	114,681
Airtac International Group	12,000	173,962
Macronix International	122,000	132,179
Merida Industry Co. Ltd.	23,000	132,025
		552,847
United Kingdom — 5.8%
Avast plc	33,903	196,234
AVEVA Group plc	2,565	151,090
Electrocomponents plc	25,315	213,813
Hikma Pharmaceuticals plc	3,029	75,001
Network International Holdings plc(1)	11,915	89,214
Nomad Foods Ltd.(1)	6,951	145,971
Trainline plc(1)	23,363	140,954
		1,012,277
United States — 41.8%
10X Genomics, Inc., Class A(1)	2,122	137,697
Aerojet Rocketdyne Holdings, Inc.(1)	2,997	132,467
Amedisys, Inc.(1)	535	87,184
Americold Realty Trust	2,226	83,742
Ameris Bancorp	3,743	163,382
ArcBest Corp.	2,697	77,620
Ares Management Corp., Class A	7,325	242,384
Avalara, Inc.(1)	2,063	160,976
Berry Global Group, Inc.(1)	955	44,589
Boise Cascade Co.	3,296	124,984
Boot Barn Holdings, Inc.(1)	4,350	173,217
CACI International, Inc., Class A(1)	889	212,755
Callaway Golf Co.	1,381	28,697
CareTrust REIT, Inc.	2,084	43,514
Chart Industries, Inc.(1)	322	17,774
Chegg, Inc.(1)	5,600	217,112
Churchill Downs, Inc.	1,365	177,464
Clean Harbors, Inc.(1)	2,082	172,077
Coupa Software, Inc.(1)(2)	583	89,485
eHealth, Inc.(1)	1,522	140,420
Ensign Group, Inc. (The)	3,570	155,045
Essential Properties Realty Trust, Inc.	6,292	164,158
First Financial Bankshares, Inc.	4,822	166,697
Five9, Inc.(1)	1,558	106,209
12

	Shares	Value
Flexion Therapeutics, Inc.(1)(2)	4,834	$85,707
Grocery Outlet Holding Corp.(1)	4,054	134,309
H&E Equipment Services, Inc.	2,685	88,605
Hamilton Lane, Inc., Class A	3,548	205,784
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,139	209,530
HealthEquity, Inc.(1)	1,357	85,342
IAA, Inc.(1)	2,790	126,471
Inphi Corp.(1)	1,981	137,937
Inspire Medical Systems, Inc.(1)	1,753	124,393
Kennametal, Inc.	2,425	84,463
Kinsale Capital Group, Inc.	2,404	243,429
Kratos Defense & Security Solutions, Inc.(1)	2,266	40,924
Lattice Semiconductor Corp.(1)	955	18,040
Monolithic Power Systems, Inc.	581	93,355
Navistar International Corp.(1)	3,724	121,589
NeoGenomics, Inc.(1)	4,103	105,898
ONE Gas, Inc.	975	86,648
Optinose, Inc.(1)(2)	7,256	67,771
Palomar Holdings, Inc.(1)	3,456	188,594
Paylocity Holding Corp.(1)	916	112,045
Pennant Group, Inc. (The)(1)	3,775	88,410
Phreesia, Inc.(1)(2)	3,065	86,188
Planet Fitness, Inc., Class A(1)	2,403	177,630
R1 RCM, Inc.(1)	18,435	237,627
Rapid7, Inc.(1)	2,406	134,904
Repay Holdings Corp.(1)	661	9,142
SI-BONE, Inc.(1)	4,946	87,989
Silk Road Medical, Inc.(1)	2,548	91,779
Skyline Champion Corp.(1)	6,741	223,666
SYNNEX Corp.	699	85,844
Teladoc Health, Inc.(1)(2)	1,475	123,516
TopBuild Corp.(1)	2,117	233,463
TriNet Group, Inc.(1)	1,797	98,386
US Ecology, Inc.	1,731	95,188
Zynga, Inc., Class A(1)	13,122	81,750
		7,335,965
TOTAL COMMON STOCKS (Cost $14,306,166)		17,359,286
RIGHTS†
Norway†
Bakkafrost P/F(1) (Cost $—)	80	1,022
TEMPORARY CASH INVESTMENTS — 2.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.875%, 11/15/20 - 8/15/28, valued at $164,792), in a joint trading account at 1.40%, dated 11/29/19, due 12/2/19 (Delivery value $161,716)		161,697
State Street Institutional U.S. Government Money Market Fund, Premier Class	196,895	196,895
TOTAL TEMPORARY CASH INVESTMENTS (Cost $358,592)		358,592

13

	Shares	Value
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 3.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $554,100)	554,100	$554,100
TOTAL INVESTMENT SECURITIES — 104.1% (Cost $15,218,858)		18,273,000
OTHER ASSETS AND LIABILITIES — (4.1)%		(715,318)
TOTAL NET ASSETS — 100.0%		$17,557,682

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	20.8%
Industrials	19.9%
Consumer Discretionary	16.1%
Health Care	14.1%
Financials	8.9%
Real Estate	6.9%
Consumer Staples	4.4%
Materials	3.0%
Communication Services	1.7%
Energy	1.6%
Utilities	1.5%
Cash and Equivalents*	1.1%
* Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,092,059. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)
Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $1,152,520, which includes securities collateral of $598,420.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2019
Assets
Investment securities, at value (cost of $14,664,758) — including $1,092,059 of securities on loan	$17,718,900
Investment made with cash collateral received for securities on loan, at value (cost of $554,100)	554,100
Total investment securities, at value (cost of $15,218,858)	18,273,000
Foreign currency holdings, at value (cost of $58)	58
Receivable for investments sold	76,777
Receivable for capital shares sold	11,472
Dividends and interest receivable	13,177
Securities lending receivable	849
Other assets	1,643
18,376,976

Liabilities
Disbursements in excess of demand deposit cash	160,790
Payable for collateral received for securities on loan	554,100
Payable for investments purchased	82,793
Accrued management fees	20,791
Distribution and service fees payable	820
819,294

Net Assets	$17,557,682

Net Assets Consist of:
Capital (par value and paid-in surplus)	$13,812,192
Distributable earnings	3,745,490
$17,557,682

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$15,004,716	948,951	$15.81
I Class, $0.01 Par Value	$556,597	34,928	$15.94
A Class, $0.01 Par Value	$670,705	42,818	$15.66*
C Class, $0.01 Par Value	$595,494	39,123	$15.22
R Class, $0.01 Par Value	$523,415	33,734	$15.52
R6 Class, $0.01 Par Value	$206,755	12,900	$16.03
*Maximum offering price $16.62 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $14,242)	$192,834
Securities lending, net	7,231
Interest	4,238
204,303

Expenses:
Management fees	270,515
Distribution and service fees:
A Class	2,857
C Class	10,626
R Class	2,517
Directors' fees and expenses	557
Other expenses	1,692
288,764

Net investment income (loss)	(84,461)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,371,571
Foreign currency translation transactions	925
1,372,496

Change in net unrealized appreciation (depreciation) on investments	1,628,442

Net realized and unrealized gain (loss)	3,000,938

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,916,477

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2019 AND NOVEMBER 30, 2018
Increase (Decrease) in Net Assets	November 30, 2019	November 30, 2018
Operations
Net investment income (loss)	$(84,461)	$(197,702)
Net realized gain (loss)	1,372,496	34,675
Change in net unrealized appreciation (depreciation)	1,628,442	(1,199,184)
Net increase (decrease) in net assets resulting from operations	2,916,477	(1,362,211)

Distributions to Shareholders
From earnings:
Investor Class	(244,814)	(529,903)
I Class	(19,145)	(47,681)
A Class	(25,394)	(81,489)
C Class	(24,698)	(77,608)
R Class	(8,586)	(17,910)
R6 Class	(6,072)	(18,878)
Decrease in net assets from distributions	(328,709)	(773,469)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(5,349,893)	7,815,917

Net increase (decrease) in net assets	(2,762,125)	5,680,237

Net Assets
Beginning of period	20,319,807	14,639,570
End of period	$17,557,682	$20,319,807

See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2019

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Small Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$554,100	—	—	—	$554,100
Gross amount of recognized liabilities for securities lending transactions					$554,100

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 17% of the shares of the fund.

20

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.50%	1.30%	1.50%	1.50%	1.50%	1.15%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $2,266 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $(964) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2019 were $29,055,569 and $35,099,906, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2019		Year ended November 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		50,000,000
Sold	362,514	$5,144,156	1,046,645	$16,045,693
Issued in reinvestment of distributions	19,659	242,195	36,736	522,899
Redeemed	(542,922)	(7,621,732)	(653,315)	(9,818,276)
	(160,749)	(2,235,381)	430,066	6,750,316
I Class/Shares Authorized	25,000,000		40,000,000
Sold	7,591	112,985	63,911	971,359
Issued in reinvestment of distributions	1,544	19,145	3,332	47,681
Redeemed	(77,886)	(1,089,958)	(23,564)	(325,709)
	(68,751)	(957,828)	43,679	693,331
A Class/Shares Authorized	30,000,000		30,000,000
Sold	831	9,923	8,679	128,659
Issued in reinvestment of distributions	2,075	25,394	5,750	81,489
Redeemed	(68,936)	(1,001,875)	(8,474)	(135,368)
	(66,030)	(966,558)	5,955	74,780
C Class/Shares Authorized	30,000,000		30,000,000
Sold	273	4,549	351	5,042
Issued in reinvestment of distributions	2,061	24,698	5,556	77,608
Redeemed	(69,074)	(978,912)	(880)	(12,385)
	(66,740)	(949,665)	5,027	70,265
R Class/Shares Authorized	20,000,000		30,000,000
Sold	13,711	194,728	15,498	235,808
Issued in reinvestment of distributions	707	8,586	1,270	17,910
Redeemed	(17,244)	(246,353)	(3,267)	(48,854)
	(2,826)	(43,039)	13,501	204,864
R6 Class/Shares Authorized	20,000,000		30,000,000
Sold	289	4,190	258	3,917
Issued in reinvestment of distributions	488	6,072	1,318	18,878
Redeemed	(14,013)	(207,684)	(29)	(434)
	(13,236)	(197,422)	1,547	22,361
Net increase (decrease)	(378,332)	$(5,349,893)	499,775	$7,815,917

22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$59,285	$1,261,364	—
China	204,853	475,390	—
India	176,736	40,350	—
Israel	345,419	—	—
United Kingdom	145,971	866,306	—
United States	7,335,965	—	—
Other Countries	—	6,447,647	—
Rights	—	1,022	—
Temporary Cash Investments	196,895	161,697	—
Temporary Cash Investments - Securities Lending Collateral	554,100	—	—
	$9,019,224	$9,253,776	—

The fund may hold financial instruments at their inherent carrying value for financial statement purposes, which approximates fair value. As of period end, the fund’s disbursements in excess of demand deposit cash were classified as Level 2.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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8. Federal Tax Information

On December 17, 2019, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 16, 2019 of $0.7803 for the Investor Class, I Class, A Class, C Class, R Class and R6 Class.

The tax character of distributions paid during the years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	—	$435,143
Long-term capital gains	$328,709	$338,326

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$15,322,299
Gross tax appreciation of investments	$3,165,361
Gross tax depreciation of investments	(214,660)
Net tax appreciation (depreciation) of investments	2,950,701
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(55)
Net tax appreciation (depreciation)	$2,950,646
Undistributed ordinary income	—
Accumulated long-term gains	$881,099
Late-year ordinary loss deferral	$(86,255)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$13.66	(0.06)	2.44	2.38	(0.23)	$15.81	17.93%	1.51%	(0.39)%	161%	$15,005
2018	$14.80	(0.13)	(0.24)	(0.37)	(0.77)	$13.66	(2.73)%	1.50%	(0.86)%	147%	$15,159
2017	$10.85	(0.06)	4.01	3.95	—	$14.80	36.41%	1.51%	(0.44)%	130%	$10,059
2016(3)	$10.00	(0.03)	0.88	0.85	—	$10.85	8.50%	1.50%(4)	(0.40)%(4)	95%	$2,357
I Class
2019	$13.74	(0.02)	2.45	2.43	(0.23)	$15.94	18.12%	1.31%	(0.19)%	161%	$557
2018	$14.85	(0.10)	(0.24)	(0.34)	(0.77)	$13.74	(2.50)%	1.30%	(0.66)%	147%	$1,424
2017	$10.86	(0.02)	4.01	3.99	—	$14.85	36.74%	1.31%	(0.24)%	130%	$891
2016(3)	$10.00	(0.01)	0.87	0.86	—	$10.86	8.60%	1.30%(4)	(0.20)%(4)	95%	$652
A Class
2019	$13.57	(0.08)	2.40	2.32	(0.23)	$15.66	17.60%	1.76%	(0.64)%	161%	$671
2018	$14.74	(0.17)	(0.23)	(0.40)	(0.77)	$13.57	(2.95)%	1.75%	(1.11)%	147%	$1,477
2017	$10.83	(0.08)	3.99	3.91	—	$14.74	36.10%	1.76%	(0.69)%	130%	$1,517
2016(3)	$10.00	(0.05)	0.88	0.83	—	$10.83	8.30%	1.75%(4)	(0.65)%(4)	95%	$1,083
C Class
2019	$13.29	(0.18)	2.34	2.16	(0.23)	$15.22	16.75%	2.51%	(1.39)%	161%	$595
2018	$14.56	(0.28)	(0.22)	(0.50)	(0.77)	$13.29	(3.71)%	2.50%	(1.86)%	147%	$1,407
2017	$10.78	(0.17)	3.95	3.78	—	$14.56	35.06%	2.51%	(1.44)%	130%	$1,468
2016(3)	$10.00	(0.10)	0.88	0.78	—	$10.78	7.80%	2.50%(4)	(1.40)%(4)	95%	$1,078

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2019	$13.48	(0.12)	2.39	2.27	(0.23)	$15.52	17.34%	2.01%	(0.89)%	161%	$523
2018	$14.68	(0.21)	(0.22)	(0.43)	(0.77)	$13.48	(3.18)%	2.00%	(1.36)%	147%	$493
2017	$10.81	(0.11)	3.98	3.87	—	$14.68	35.80%	2.01%	(0.94)%	130%	$338
2016(3)	$10.00	(0.06)	0.87	0.81	—	$10.81	8.10%	2.00%(4)	(0.90)%(4)	95%	$218
R6 Class
2019	$13.79	—(5)	2.47	2.47	(0.23)	$16.03	18.34%	1.16%	(0.04)%	161%	$207
2018	$14.89	(0.08)	(0.25)	(0.33)	(0.77)	$13.79	(2.36)%	1.15%	(0.51)%	147%	$361
2017	$10.87	(0.01)	4.03	4.02	—	$14.89	36.86%	1.16%	(0.09)%	130%	$366
2016(3)	$10.00	—(5)	0.87	0.87	—	$10.87	8.80%	1.15%(4)	(0.05)%(4)	95%	$217

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	March 29, 2016 (fund inception) through November 30, 2016.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Small Cap Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the "Fund"), as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the years ended November 30, 2019, 2018, 2017 and for the period March 29, 2016 (fund inception) through November 30, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Global Small Cap Fund of the American Century World Mutual Funds, Inc. as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years ended November 30, 2019, 2018, 2017 and for the period March 29, 2016 (fund inception) through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

31

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance

32

activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group.The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

33

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $328,747, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2019.

The fund utilized earnings and profits of $38 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
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Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91035 2001

Annual Report

November 30, 2019

International Growth Fund
Investor Class (TWIEX)
I Class (TGRIX)
Y Class (ATYGX)
A Class (TWGAX)
C Class (AIWCX)
R Class (ATGRX)
R5 Class (ATGGX)
R6 Class (ATGDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, please visit our website, americancentury.com.

Monetary Policy Pivot Improved Investor Sentiment

The reporting period began on a challenging note. Mounting concerns about slowing global economic and earnings growth, the U.S.-China trade dispute and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which worsened the year-end sell-off among global stocks.

However, a key policy pivot from the Fed in early 2019 helped improve investor attitudes worldwide. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Similar economic concerns kept central banks in Europe and Japan maintaining or expanding their accommodative policies. Additionally, investors’ earlier worst-case fears about trade and corporate earnings generally eased, which also aided stocks.

Volatility reemerged in the spring, when a Brexit stalemate prompted U.K. Prime Minister Theresa May to resign. This news reignited global fears of a no-deal Brexit. However, those worries subsided as Boris Johnson, a staunch Brexit advocate, succeeded May. Meanwhile, U.S.-China trade policy continued to fuel bouts of volatility. In July, growing concerns about global economic risks encouraged the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. Fed easing and a lower interest rate backdrop helped restore investor optimism.

Overall, broad global stock indices advanced for the 12-month period. U.S. stocks generally outperformed non-U.S. stocks, while developed markets broadly outperformed emerging markets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWIEX	16.82%	4.55%	6.52%	—	5/9/91
MSCI EAFE Index	—	12.44%	4.26%	5.31%	—	—
MSCI EAFE Growth Index	—	18.36%	6.35%	6.85%	—	—
I Class	TGRIX	17.09%	4.77%	6.73%	—	11/20/97
Y Class	ATYGX	17.27%	—	—	9.76%	4/10/17
A Class	TWGAX					10/2/96
No sales charge		16.56%	4.29%	6.26%	—
With sales charge		9.83%	3.07%	5.64%	—
C Class	AIWCX	15.66%	3.52%	5.46%	—	6/4/01
R Class	ATGRX	16.17%	4.02%	5.99%	—	8/29/03
R5 Class	ATGGX	17.09%	—	—	9.60%	4/10/17
R6 Class	ATGDX	17.28%	4.92%	—	5.52%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2019
Investor Class — $18,821

MSCI EAFE Index — $16,786

MSCI EAFE Growth Index — $19,412

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.17%	0.97%	0.82%	1.42%	2.17%	1.67%	0.97%	0.82%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Manager: Raj Gandhi and Jim Zhao
Performance Summary
International Growth returned 16.82%* for the fiscal year ended November 30, 2019, outperforming its benchmark, the MSCI EAFE Index, which returned 12.44%.

Stock selection in a broad range of sectors contributed to the fund’s outperformance, including financials, health care and communication services as well as positioning in information technology. Positioning in consumer staples detracted slightly. From a geographic perspective, holdings in Japan and the U.K. benefited returns, as did positioning in China.

Non-U.S. equity markets experienced significant volatility during the period amid global economic uncertainty and U.S.-China trade tensions. Global stocks staged several rallies in the first half of 2019 as U.S. interest rate hikes paused and corporate earnings reports exceeded lowered expectations. Markets gave back some of the gains in the second half as signs of slowing economic growth and escalation of trade disputes dampened investor appetite for risk. Toward the end of the period, stocks rebounded on encouraging earnings reports, anticipation of a U.S.-China trade deal and improved prospects for an orderly Brexit.

Select Stocks Advanced Strongly Despite Broad Economic Unease
Selective investments within financials propelled fund returns. Stock of London Stock Exchange Group (LSEG) outperformed for the year, driven by strength in the company’s security clearing and data businesses, which have benefited from demand for clearing of new security classes, increased use of quantitative investment approaches and demand for market data from its Russell division. LSEG’s stock also benefited from news of the company’s proposed acquisition of financial data and technology firm Refinitiv. We believe the acquisition will enhance LSEG’s offerings for two of the strongest trends in financial markets: electronification of trading and demand for data.

Among health care stocks, blood plasma company CSL contributed to outperformance. The company’s leading position within the immunoglobulin market supported growth in a year that saw competitors suffer from shortages and disruptions. CSL has invested heavily in its plasma collection centers, which should help it to maintain its market share gains. Investors drove the stock higher as management reiterated the firm’s strong growth prospects for 2020.

Cellnex Telecom ranked among the top individual contributors. The European tower company gained significant market share in the past year, which drove better-than-expected earnings and propelled the stock higher. Announcement of an acquisition that should advance the company’s consolidation plans also boosted the stock. Cellnex continued to benefit from the increased use of data in Europe, the sale and leaseback of towers to cellular operators and the expansion of existing sites by adding more tenants.

ANTA Sports Products further boosted returns. The shoe and apparel company’s stock posted significant gains for the year on better-than-expected results demonstrating strong revenue and profit growth. Strength in FILA merchandise, for which ANTA owns marketing rights in China, drove the upside revenue surprise. Ongoing strength in mass-market demand continued to benefit ANTA brands in general.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

On the downside, Canada Goose Holdings detracted from the fund’s performance. Stock of the apparel manufacturer and retailer weakened during the year as the market reacted to transitory issues, which caused volatility in short-term earnings results. We believe the long-term story remains intact as Canada Goose retains a strong brand presence, is migrating its model away from wholesale toward higher-margin retail and online business and is entering new markets with its own stores.

Portfolio Positioning
We remain focused on our disciplined, bottom-up process aimed at identifying companies with accelerating, sustainable growth. In a tougher environment for earnings growth, we are looking for companies whose growth does not depend on economic improvement. As a result of this selection process, information technology was the fund’s largest overweight position relative to the benchmark at period-end. We are invested in companies that benefit from secular and structural growth drivers, including the ongoing shift to digital and increased corporate spending on technology to increase efficiency and enhance competitive position. The fund is also overweight in consumer discretionary. Consumer spending has stayed strong, particularly in the U.S., supported by strong employment data, and in China, where demand for premium products remains solid. We remain underweight in financials, particularly banks, due to the pressures of a low interest rate environment. However, we are finding nonbank opportunities, including financial exchanges, data providers and select insurance companies benefiting from improved pricing trends in the property and casualty business.
The fund’s largest regional exposure is in Europe. We continue to be underweight in Japan and Asia in general, as they have more exposure to global trade and cyclical weakness than other markets.

6

Fund Characteristics

NOVEMBER 30, 2019
Top Ten Holdings	% of net assets
Nestle SA	3.4%
AIA Group Ltd.	3.0%
CSL Ltd.	2.8%
AstraZeneca plc	2.5%
Keyence Corp.	1.9%
Cellnex Telecom SA	1.9%
Novartis AG	1.9%
Recruit Holdings Co. Ltd.	1.7%
Schneider Electric SE	1.7%
Koninklijke DSM NV	1.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Temporary Cash Investments	1.2%
Temporary Cash Investments - Securities Lending Collateral	0.8%
Other Assets and Liabilities	(0.5)%

Investments by Country	% of net assets
Japan	17.2%
Switzerland	12.2%
France	9.9%
United Kingdom	9.6%
Germany	5.6%
Australia	5.4%
Sweden	4.7%
China	4.6%
Netherlands	4.4%
Canada	3.8%
Hong Kong	3.5%
Spain	3.4%
Ireland	2.8%
Denmark	2.5%
Other Countries	8.9%
Cash and Equivalents*	1.5%
* Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expenses Paid During Period(1) 6/1/19 - 11/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,114.60	$6.26	1.18%
I Class	$1,000	$1,115.50	$5.20	0.98%
Y Class	$1,000	$1,116.30	$4.40	0.83%
A Class	$1,000	$1,112.60	$7.57	1.43%
C Class	$1,000	$1,108.30	$11.52	2.18%
R Class	$1,000	$1,111.40	$8.89	1.68%
R5 Class	$1,000	$1,115.30	$5.20	0.98%
R6 Class	$1,000	$1,116.40	$4.40	0.83%
Hypothetical
Investor Class	$1,000	$1,019.15	$5.97	1.18%
I Class	$1,000	$1,020.16	$4.96	0.98%
Y Class	$1,000	$1,020.91	$4.20	0.83%
A Class	$1,000	$1,017.90	$7.23	1.43%
C Class	$1,000	$1,014.14	$11.01	2.18%
R Class	$1,000	$1,016.65	$8.49	1.68%
R5 Class	$1,000	$1,020.16	$4.96	0.98%
R6 Class	$1,000	$1,020.91	$4.20	0.83%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2019

	Shares	Value
COMMON STOCKS — 98.5%
Australia — 5.4%
Aristocrat Leisure Ltd.	451,610	$10,363,426
Atlassian Corp. plc, Class A(1)	47,490	6,036,454
CSL Ltd.	202,100	38,866,356
Treasury Wine Estates Ltd.	1,445,300	18,323,295
		73,589,531
Austria — 0.9%
Erste Group Bank AG(1)	356,102	12,740,024
Belgium — 1.3%
KBC Group NV	247,850	18,044,657
Brazil — 1.1%
Localiza Rent a Car SA	643,896	6,748,156
Magazine Luiza SA	795,031	8,487,942
		15,236,098
Canada — 3.8%
Alimentation Couche-Tard, Inc., B Shares	448,650	14,746,713
Canada Goose Holdings, Inc.(1)(2)	326,500	12,455,975
Canadian Pacific Railway Ltd.	43,430	10,344,664
Intact Financial Corp.	142,800	14,716,474
		52,263,826
China — 4.6%
Alibaba Group Holding Ltd. ADR(1)	100,940	20,188,000
ANTA Sports Products Ltd.	843,000	7,925,180
GDS Holdings Ltd. ADR(1)	292,890	13,713,110
TAL Education Group ADR(1)	199,650	8,836,509
Tencent Holdings Ltd.	282,100	11,959,502
		62,622,301
Denmark — 2.5%
Carlsberg A/S, B Shares	47,790	6,870,663
DSV Panalpina A/S	133,212	14,494,990
Novo Nordisk A/S, B Shares	237,520	13,338,269
		34,703,922
Finland — 1.3%
Neste Oyj	538,640	18,215,429
France — 9.9%
Airbus SE	105,970	15,561,523
Danone SA	127,550	10,497,948
Dassault Systemes SE	72,850	11,468,572
Edenred	199,931	9,920,446
LVMH Moet Hennessy Louis Vuitton SE	38,750	17,371,829
Peugeot SA	341,360	8,237,463
Schneider Electric SE	242,020	23,339,183
Teleperformance	46,430	10,990,983

10

	Shares	Value
TOTAL SA	256,760	$13,480,365
Valeo SA	377,450	14,852,807
		135,721,119
Germany — 5.6%
adidas AG	50,030	15,587,301
Infineon Technologies AG	811,584	17,336,114
Puma SE	119,250	8,964,723
SAP SE	136,900	18,635,017
Symrise AG	170,060	16,496,302
		77,019,457
Hong Kong — 3.5%
AIA Group Ltd.	4,062,400	40,693,657
Hong Kong Exchanges & Clearing Ltd.	212,600	6,718,662
		47,412,319
Hungary — 0.5%
OTP Bank Nyrt.	139,659	6,570,172
India — 0.7%
HDFC Bank Ltd.	530,980	9,435,411
Indonesia — 0.7%
Bank Central Asia Tbk PT	4,080,300	9,078,463
Ireland — 2.8%
CRH plc	386,460	14,774,067
ICON plc(1)	52,230	8,521,847
Kerry Group plc, A Shares	119,560	15,355,067
		38,650,981
Italy — 1.1%
Nexi SpA(1)	552,685	6,516,507
Prysmian SpA	386,710	8,811,459
		15,327,966
Japan — 17.2%
Daikin Industries Ltd.	65,000	9,367,042
Fast Retailing Co. Ltd.	22,700	13,849,328
GMO Payment Gateway, Inc.	107,900	7,652,578
Hoya Corp.	235,900	21,538,712
Keyence Corp.	77,800	26,657,284
MonotaRO Co. Ltd.	527,400	14,867,581
Murata Manufacturing Co. Ltd.	348,900	20,256,671
Nidec Corp.	98,800	14,644,650
Obic Co. Ltd.	76,600	10,181,623
Pan Pacific International Holdings Corp.	1,121,000	18,181,790
Recruit Holdings Co. Ltd.	650,400	23,578,873
Shimadzu Corp.	406,300	12,287,899
Shiseido Co. Ltd.	192,700	13,922,293
Sysmex Corp.	166,900	11,585,610
Terumo Corp.	493,300	17,341,345
		235,913,279
Netherlands — 4.4%
Adyen NV(1)	18,868	14,463,941

11

	Shares	Value
ASML Holding NV	85,090	$23,125,979
Koninklijke DSM NV	181,790	23,275,948
		60,865,868
Poland — 0.2%
Bank Polska Kasa Opieki SA	93,360	2,497,863
Spain — 3.4%
Cellnex Telecom SA(1)	604,644	25,969,481
Iberdrola SA	2,032,060	19,984,927
		45,954,408
Sweden — 4.7%
Atlas Copco AB, A Shares	313,870	11,492,597
Hexagon AB, B Shares	301,320	17,024,206
Lundin Petroleum AB	367,800	11,347,702
Swedish Match AB	174,640	8,363,385
Telefonaktiebolaget LM Ericsson, B Shares	1,801,030	16,252,453
		64,480,343
Switzerland — 12.2%
Lonza Group AG(1)	64,600	21,933,245
Nestle SA	443,140	46,054,056
Novartis AG	274,960	25,348,543
Partners Group Holding AG	18,300	15,427,242
Sika AG	82,391	14,333,770
Straumann Holding AG	12,470	11,993,032
Temenos AG(1)	85,700	12,985,345
Zurich Insurance Group AG	46,880	18,385,303
		166,460,536
Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,535,000	15,410,715
United Kingdom — 9.6%
ASOS plc(1)	159,210	6,569,638
AstraZeneca plc	358,540	34,606,514
B&M European Value Retail SA	2,552,853	12,482,668
Burberry Group plc	564,330	15,314,444
Ferguson plc	124,960	10,856,444
Fevertree Drinks plc	290,560	8,211,682
London Stock Exchange Group plc	244,890	21,756,877
Melrose Industries plc	7,150,270	21,211,865
		131,010,132
TOTAL COMMON STOCKS (Cost $1,046,680,194)		1,349,224,820
TEMPORARY CASH INVESTMENTS — 1.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.875%, 11/15/20 - 8/15/28, valued at $14,039,699), in a joint trading account at 1.40%, dated 11/29/19, due 12/2/19 (Delivery value $13,777,674)		13,776,067
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 5/15/27, valued at $3,130,046), at 0.65%, dated 11/29/19, due 12/2/19 (Delivery value $3,066,166)		3,066,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $16,842,067)		16,842,067

12

	Shares	Value
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $11,472,864)	11,472,864	$11,472,864
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $1,074,995,125)		1,377,539,751
OTHER ASSETS AND LIABILITIES — (0.5)%		(7,447,438)
TOTAL NET ASSETS — 100.0%		$1,370,092,313

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	18.4%
Health Care	15.0%
Industrials	14.9%
Consumer Discretionary	14.5%
Financials	12.9%
Consumer Staples	10.4%
Materials	5.0%
Energy	3.1%
Communication Services	2.8%
Utilities	1.5%
Cash and Equivalents*	1.5%
* Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $11,222,814. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $11,472,864.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2019
Assets
Investment securities, at value (cost of $1,063,522,261) — including $11,222,814 of securities on loan	$1,366,066,887
Investment made with cash collateral received for securities on loan, at value (cost of $11,472,864)	11,472,864
Total investment securities, at value (cost of $1,074,995,125)	1,377,539,751
Cash	10,037
Foreign currency holdings, at value (cost of $538,078)	520,580
Receivable for investments sold	2,844,058
Receivable for capital shares sold	157,519
Dividends and interest receivable	2,156,231
Securities lending receivable	6,243
Other assets	84,719
1,383,319,138

Liabilities
Payable for collateral received for securities on loan	11,472,864
Payable for capital shares redeemed	250,613
Accrued management fees	1,278,338
Distribution and service fees payable	18,556
Accrued foreign taxes	206,454
13,226,825

Net Assets	$1,370,092,313

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,063,425,591
Distributable earnings	306,666,722
$1,370,092,313

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,162,998,291	94,157,445	$12.35
I Class, $0.01 Par Value	$74,687,956	6,085,361	$12.27
Y Class, $0.01 Par Value	$18,691,259	1,521,290	$12.29
A Class, $0.01 Par Value	$67,856,982	5,450,724	$12.45*
C Class, $0.01 Par Value	$2,694,417	225,071	$11.97
R Class, $0.01 Par Value	$6,069,434	482,648	$12.58
R5 Class, $0.01 Par Value	$6,371	519	$12.28
R6 Class, $0.01 Par Value	$37,087,603	3,020,458	$12.28
*Maximum offering price $13.21 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,150,689)	$21,053,240
Interest	233,959
Securities lending, net	39,969
21,327,168

Expenses:
Management fees	15,266,705
Distribution and service fees:
A Class	167,503
C Class	32,673
R Class	28,533
Directors' fees and expenses	41,052
Other expenses	61,409
15,597,875

Net investment income (loss)	5,729,293

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $1,229)	19,737,926
Foreign currency translation transactions	(224,854)
19,513,072

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(155,925))	180,028,070
Translation of assets and liabilities in foreign currencies	(36,742)
179,991,328

Net realized and unrealized gain (loss)	199,504,400

Net Increase (Decrease) in Net Assets Resulting from Operations	$205,233,693

 See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2019 AND NOVEMBER 30, 2018
Increase (Decrease) in Net Assets	November 30, 2019	November 30, 2018
Operations
Net investment income (loss)	$5,729,293	$9,806,107
Net realized gain (loss)	19,513,072	109,630,662
Change in net unrealized appreciation (depreciation)	179,991,328	(257,563,094)
Net increase (decrease) in net assets resulting from operations	205,233,693	(138,126,325)

Distributions to Shareholders
From earnings:
Investor Class	(113,411,938)	(76,415,742)
I Class	(6,954,669)	(5,107,583)
Y Class	(673,691)	(2,854)
A Class	(6,300,639)	(4,086,063)
C Class	(380,655)	(324,175)
R Class	(308,126)	(180,431)
R5 Class	(561)	(350)
R6 Class	(3,902,361)	(1,801,202)
Decrease in net assets from distributions	(131,932,640)	(87,918,400)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(60,754,535)	17,365,423

Net increase (decrease) in net assets	12,546,518	(208,679,302)

Net Assets
Beginning of period	1,357,545,795	1,566,225,097
End of period	$1,370,092,313	$1,357,545,795

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2019

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$11,472,864	—	—	—	$11,472,864
Gross amount of recognized liabilities for securities lending transactions					$11,472,864

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 19% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1

19

shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT International Growth Fund, one fund in a series issued by the corporation.

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2019 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.050% to 1.500%	1.17%
I Class	0.850% to 1.300%	0.97%
Y Class	0.700% to 1.150%	0.82%
A Class	1.050% to 1.500%	1.17%
C Class	1.050% to 1.500%	1.17%
R Class	1.050% to 1.500%	1.17%
R5 Class	0.850% to 1.300%	0.97%
R6 Class	0.700% to 1.150%	0.82%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $1,562,127 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2019 were $900,525,029 and $1,100,186,305, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2019		Year ended November 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,250,000,000		1,150,000,000
Sold	2,936,669	$32,672,588	6,514,994	$87,319,961
Issued in reinvestment of distributions	11,000,262	110,112,626	5,636,081	74,377,220
Redeemed	(18,952,247)	(213,897,065)	(11,335,729)	(151,348,295)
	(5,015,316)	(71,111,851)	815,346	10,348,886
I Class/Shares Authorized	90,000,000		80,000,000
Sold	1,106,320	12,258,681	2,352,108	31,525,036
Issued in reinvestment of distributions	671,521	6,668,204	375,314	4,920,195
Redeemed	(1,445,190)	(16,173,218)	(3,575,764)	(46,693,872)
	332,651	2,753,667	(848,342)	(10,248,641)
Y Class/Shares Authorized	30,000,000		25,000,000
Sold	1,061,894	12,025,226	684,641	8,989,207
Issued in reinvestment of distributions	65,166	646,443	211	2,854
Redeemed	(130,199)	(1,497,748)	(160,859)	(1,974,982)
	996,861	11,173,921	523,993	7,017,079
A Class/Shares Authorized	80,000,000		70,000,000
Sold	923,390	10,602,327	1,051,613	14,187,925
Issued in reinvestment of distributions	614,961	6,217,253	301,770	4,018,061
Redeemed	(1,526,896)	(17,523,483)	(1,531,409)	(20,651,991)
	11,455	(703,903)	(178,026)	(2,446,005)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	7,853	81,463	121,747	1,629,831
Issued in reinvestment of distributions	36,374	356,101	23,686	306,426
Redeemed	(190,670)	(2,084,116)	(276,249)	(3,605,194)
	(146,443)	(1,646,552)	(130,816)	(1,668,937)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	338,828	3,544,091	67,863	926,078
Issued in reinvestment of distributions	28,116	287,906	12,462	167,835
Redeemed	(152,739)	(1,796,153)	(69,684)	(948,193)
	214,205	2,035,844	10,641	145,720
R5 Class/Shares Authorized	20,000,000		20,000,000
Issued in reinvestment of distributions	57	561	26	350
R6 Class/Shares Authorized	50,000,000		40,000,000
Sold	893,061	9,948,629	2,069,352	27,346,479
Issued in reinvestment of distributions	392,562	3,894,212	137,501	1,801,202
Redeemed	(1,520,322)	(17,099,063)	(1,122,461)	(14,930,710)
	(234,699)	(3,256,222)	1,084,392	14,216,971
Net increase (decrease)	(3,841,229)	$(60,754,535)	1,277,214	$17,365,423

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$6,036,454	$67,553,077	—
Canada	12,455,975	39,807,851	—
China	42,737,619	19,884,682	—
Ireland	8,521,847	30,129,134	—
Other Countries	—	1,122,098,181	—
Temporary Cash Investments	—	16,842,067	—
Temporary Cash Investments - Securities Lending Collateral	11,472,864	—	—
	$81,224,759	$1,296,314,992	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

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8. Federal Tax Information

On December 17, 2019, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 16, 2019 of $0.0372 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class.

On December 17, 2019, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 16, 2019:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
$0.0104	$0.0358	$0.0548	—	—	—	$0.0358	$0.0548

The tax character of distributions paid during the years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$13,681,516	$14,923,298
Long-term capital gains	$118,251,124	$72,995,102

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,076,668,049
Gross tax appreciation of investments	$307,639,738
Gross tax depreciation of investments	(6,768,036)
Net tax appreciation (depreciation) of investments	300,871,702
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(287,427)
Net tax appreciation (depreciation)	$300,584,275
Undistributed ordinary income	$1,437,982
Accumulated long-term gains	$4,644,465

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$11.83	0.05	1.66	1.71	(0.12)	(1.07)	(1.19)	$12.35	16.82%	1.18%	0.43%	68%	$1,162,998
2018	$13.80	0.08	(1.28)	(1.20)	(0.13)	(0.64)	(0.77)	$11.83	(9.23)%	1.17%	0.62%	69%	$1,173,094
2017	$10.56	0.10	3.19	3.29	(0.05)	—	(0.05)	$13.80	31.32%	1.17%	0.80%	57%	$1,357,353
2016	$12.25	0.09	(1.10)	(1.01)	(0.06)	(0.62)	(0.68)	$10.56	(8.59)%	1.18%	0.83%	70%	$1,229,531
2015	$13.40	0.07	(0.34)	(0.27)	(0.08)	(0.80)	(0.88)	$12.25	(1.86)%	1.17%	0.62%	62%	$1,432,784
I Class
2019	$11.76	0.07	1.66	1.73	(0.15)	(1.07)	(1.22)	$12.27	17.09%	0.98%	0.63%	68%	$74,688
2018	$13.74	0.10	(1.28)	(1.18)	(0.16)	(0.64)	(0.80)	$11.76	(9.12)%	0.97%	0.82%	69%	$67,677
2017	$10.51	0.13	3.17	3.30	(0.07)	—	(0.07)	$13.74	31.64%	0.97%	1.00%	57%	$90,679
2016	$12.19	0.11	(1.09)	(0.98)	(0.08)	(0.62)	(0.70)	$10.51	(8.40)%	0.98%	1.03%	70%	$59,236
2015	$13.33	0.10	(0.34)	(0.24)	(0.10)	(0.80)	(0.90)	$12.19	(1.63)%	0.97%	0.82%	62%	$70,422
Y Class
2019	$11.78	0.08	1.66	1.74	(0.16)	(1.07)	(1.23)	$12.29	17.27%	0.83%	0.78%	68%	$18,691
2018	$13.75	0.15	(1.30)	(1.15)	(0.18)	(0.64)	(0.82)	$11.78	(8.95)%	0.82%	0.97%	69%	$6,177
2017(3)	$11.48	0.09	2.18	2.27	—	—	—	$13.75	19.77%	0.82%(4)	1.14%(4)	57%(5)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$11.91	0.02	1.69	1.71	(0.10)	(1.07)	(1.17)	$12.45	16.56%	1.43%	0.18%	68%	$67,857
2018	$13.88	0.05	(1.29)	(1.24)	(0.09)	(0.64)	(0.73)	$11.91	(9.45)%	1.42%	0.37%	69%	$64,784
2017	$10.63	0.06	3.22	3.28	(0.03)	—	(0.03)	$13.88	30.88%	1.42%	0.55%	57%	$77,983
2016	$12.32	0.06	(1.09)	(1.03)	(0.04)	(0.62)	(0.66)	$10.63	(8.73)%	1.43%	0.58%	70%	$108,847
2015	$13.48	0.07	(0.37)	(0.30)	(0.06)	(0.80)	(0.86)	$12.32	(2.13)%	1.42%	0.37%	62%	$141,175
C Class
2019	$11.49	(0.06)	1.62	1.56	(0.01)	(1.07)	(1.08)	$11.97	15.66%	2.18%	(0.57)%	68%	$2,694
2018	$13.42	(0.04)	(1.25)	(1.29)	—	(0.64)	(0.64)	$11.49	(10.12)%	2.17%	(0.38)%	69%	$4,268
2017	$10.33	(0.03)	3.12	3.09	—	—	—	$13.42	29.91%	2.17%	(0.20)%	57%	$6,743
2016	$12.04	(0.02)	(1.07)	(1.09)	—	(0.62)	(0.62)	$10.33	(9.43)%	2.18%	(0.17)%	70%	$6,743
2015	$13.22	(0.05)	(0.33)	(0.38)	—	(0.80)	(0.80)	$12.04	(2.81)%	2.17%	(0.38)%	62%	$10,402
R Class
2019	$12.02	(0.01)	1.71	1.70	(0.07)	(1.07)	(1.14)	$12.58	16.17%	1.68%	(0.07)%	68%	$6,069
2018	$14.00	0.02	(1.30)	(1.28)	(0.06)	(0.64)	(0.70)	$12.02	(9.68)%	1.67%	0.12%	69%	$3,226
2017	$10.72	0.03	3.25	3.28	—	—	—	$14.00	30.60%	1.67%	0.30%	57%	$3,609
2016	$12.43	0.04	(1.12)	(1.08)	(0.01)	(0.62)	(0.63)	$10.72	(9.00)%	1.68%	0.33%	70%	$3,090
2015	$13.59	0.02	(0.35)	(0.33)	(0.03)	(0.80)	(0.83)	$12.43	(2.31)%	1.67%	0.12%	62%	$3,313

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2019	$11.77	0.07	1.66	1.73	(0.15)	(1.07)	(1.22)	$12.28	17.09%	0.98%	0.63%	68%	$6
2018	$13.73	0.11	(1.27)	(1.16)	(0.16)	(0.64)	(0.80)	$11.77	(9.03)%	0.97%	0.82%	69%	$5
2017(3)	$11.48	0.08	2.17	2.25	—	—	—	$13.73	19.60%	0.97%(4)	0.99%(4)	57%(5)	$6
R6 Class
2019	$11.77	0.09	1.65	1.74	(0.16)	(1.07)	(1.23)	$12.28	17.28%	0.83%	0.78%	68%	$37,088
2018	$13.75	0.14	(1.29)	(1.15)	(0.19)	(0.64)	(0.83)	$11.77	(8.93)%	0.82%	0.97%	69%	$38,315
2017	$10.53	0.15	3.16	3.31	(0.09)	—	(0.09)	$13.75	31.68%	0.82%	1.15%	57%	$29,846
2016	$12.20	0.14	(1.10)	(0.96)	(0.09)	(0.62)	(0.71)	$10.53	(8.19)%	0.83%	1.18%	70%	$37,903
2015	$13.34	0.11	(0.33)	(0.22)	(0.12)	(0.80)	(0.92)	$12.20	(1.50)%	0.82%	0.97%	62%	$48,887

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through November 30, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Growth Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the "Fund"), as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Growth Fund of the American Century World Mutual Funds, Inc. as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

31

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading

32

activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

33

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2019.

The fund hereby designates $118,251,124, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2019.

For the fiscal year ended November 30, 2019, the fund intends to pass through to shareholders foreign source income of $23,193,140 and foreign taxes paid of $2,031,321, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2019 are $0.2091 and $0.0183, respectively.

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91027 2001

Annual Report

November 30, 2019

International Opportunities Fund
Investor Class (AIOIX)
I Class (ACIOX)
A Class (AIVOX)
C Class (AIOCX)
R Class (AIORX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, please visit our website, americancentury.com.

Monetary Policy Pivot Improved Investor Sentiment

The reporting period began on a challenging note. Mounting concerns about slowing global economic and earnings growth, the U.S.-China trade dispute and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which worsened the year-end sell-off among global stocks.

However, a key policy pivot from the Fed in early 2019 helped improve investor attitudes worldwide. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Similar economic concerns kept central banks in Europe and Japan maintaining or expanding their accommodative policies. Additionally, investors’ earlier worst-case fears about trade and corporate earnings generally eased, which also aided stocks.

Volatility reemerged in the spring, when a Brexit stalemate prompted U.K. Prime Minister Theresa May to resign. This news reignited global fears of a no-deal Brexit. However, those worries subsided as Boris Johnson, a staunch Brexit advocate, succeeded May. Meanwhile, U.S.-China trade policy continued to fuel bouts of volatility. In July, growing concerns about global economic risks encouraged the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. Fed easing and a lower interest rate backdrop helped restore investor optimism.

Overall, broad global stock indices advanced for the 12-month period. U.S. stocks generally outperformed non-U.S. stocks, while developed markets broadly outperformed emerging markets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of November 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AIOIX	12.88%	6.91%	8.92%	—	6/1/01
MSCI ACWI ex-U.S. Small Cap Growth Index	—	11.86%	6.38%	7.05%	—	—
I Class	ACIOX	13.06%	7.09%	9.12%	—	1/9/03
A Class	AIVOX					3/1/10
No sales charge		12.60%	6.64%	—	8.72%
With sales charge		6.16%	5.39%	—	8.06%
C Class	AIOCX	11.77%	5.83%	—	7.92%	3/1/10
R Class	AIORX	12.33%	6.35%	—	8.45%	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2019
Investor Class — $23,507

MSCI ACWI ex-U.S. Small Cap Growth Index — $19,779

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
1.47%	1.27%	1.72%	2.47%	1.97%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Trevor Gurwich, Federico Laffan and Pratik Patel

Performance Summary

International Opportunities returned 12.88%* for the fiscal year ended November 30, 2019. By comparison, the MSCI ACWI ex-U.S. Small Cap Growth Index (the fund’s benchmark) returned 11.86%.

Non-U.S. small-cap stocks rose over the 12-month period, as positive earnings news and a shift to more accommodative monetary policy from major central banks helped lift investor confidence, more than offsetting uncertainty over the global economic outlook and trade policy. Non-U.S. small-cap stocks lagged their large-cap counterparts. Stock selection drove the fund’s strong relative outperformance, especially in the information technology and financials sectors. An overweight in information technology was also beneficial. Stock selection in materials and consumer staples detracted from relative performance. From a geographic standpoint, stock selection in China contributed, while stock selection in Canada dampened relative results.

Information Technology Companies Were Top Contributors

In information technology, we continued to focus on companies capitalizing on the growth in cloud computing, e-commerce, electronic payments and data centers, and a number were strong contributors to our relative results. Lasertec, a standout performer, supplies advanced laser equipment used in semiconductor manufacturing. The stock rose as the company reported strong revenue and earnings growth, aided in part by an improving outlook for the semiconductor industry. Software company Globant was another notable contributor, and it reported strong results as it capitalized on growth in end-user markets such as analytics and mobile and cloud applications.

Several China-based holdings were also prominent contributors. These included athletic footwear and sportswear manufacturer Li Ning, which we believe is well positioned to benefit from rising disposable incomes and market penetration in China. Li Ning’s expanding store base and brand strength helped drive earnings growth and stock performance. A-Living Services, another contributor, provides property management services in China, where it is capitalizing on its acquisition strategy to boost its revenue and earnings growth.

Mining Company was a Notable Detractor

Copper and zinc mining company Hudbay Minerals detracted from relative performance in the materials sector. After strong performance early in 2019, the stock declined in the second quarter after weaker copper prices and lower production resulted in a first-quarter loss. The company’s revenue growth also missed Wall Street expectations. As global economic uncertainty added to uncertainty for the company’s near-term outlook, we sold the stock in the third quarter.

Elsewhere in the portfolio, Canada Goose Holdings was a prominent detractor. The stock fell sharply in the second quarter after the luxury down coats manufacturer reported weaker-than-expected revenue growth. More recently, concerns over its wholesale business pressured the stock, even though its third-quarter results beat expectations. We held onto the stock as we continue to believe in the company’s long-term revenue growth potential, as it expands its store base and broadens into new product areas such as footwear. Cosmos Pharmaceutical, another

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

prominent detractor, owns a chain of drugstores, primarily in Japan. The stock declined due to disappointing profits growth, as higher operating expenses weighed on its margins.

Outlook

The fund continues to invest in non-U.S. small- and mid-cap companies we believe are demonstrating accelerating and sustainable growth. Our stock selection process continues to drive our sector and country allocations. For example, we added to our weighting in information technology, our largest sector overweight, as we identified new holdings capitalizing on long-term drivers such as the expansions in cloud computing, electronic payments and 5G communications. We also moved to a notable overweight in industrials. We have focused on industrial companies we believe may offer sustainable and accelerating earnings growth in industries such as commercial services and supplies and machinery. Materials ended the period as our largest sector underweight due to concerns over increased global economic uncertainty and its impact on earnings growth. Stock selection also led to a relative underweight in communication services.

From a regional standpoint, our bottom-up stock selection led to an overweight in Europe. While regional economic growth is moderating, the outlook for European small-cap earnings remains healthy. We added exposure to the emerging markets, where the portfolio is now modestly overweight, as we have found compelling opportunities in select countries, including China. The fund is underweight in Asia, including Japan, due in part to uncertainty over the economic effects of ongoing trade conflicts and Japan’s recent consumer tax increase.

Fund Characteristics

NOVEMBER 30, 2019
Top Ten Holdings	% of net assets
Intermediate Capital Group plc	1.9%
GDS Holdings Ltd. ADR	1.8%
Loomis AB, B Shares	1.7%
WNS Holdings Ltd. ADR	1.6%
A-Living Services Co. Ltd., H Shares	1.6%
HelloFresh SE	1.4%
Seven Group Holdings Ltd.	1.4%
Li Ning Co. Ltd.	1.4%
SOITEC	1.3%
GSX Techedu, Inc. ADR	1.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Rights	—*
Total Equity Exposure	99.5%
Temporary Cash Investments	0.3%
Temporary Cash Investments - Securities Lending Collateral	1.1%
Other Assets and Liabilities	(0.9)%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
Japan	18.3%
United Kingdom	13.9%
China	7.9%
Canada	7.3%
Germany	6.6%
Sweden	6.4%
Taiwan	5.0%
France	4.9%
Australia	3.6%
Switzerland	3.6%
Brazil	3.1%
Norway	2.6%
India	2.6%
Netherlands	2.0%
Other Countries	11.7%
Cash and Equivalents*	0.5%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expenses Paid During Period(1) 6/1/19 - 11/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,113.90	$7.47	1.41%
I Class	$1,000	$1,114.80	$6.41	1.21%
A Class	$1,000	$1,112.70	$8.79	1.66%
C Class	$1,000	$1,107.10	$12.73	2.41%
R Class	$1,000	$1,110.40	$10.10	1.91%
Hypothetical
Investor Class	$1,000	$1,018.00	$7.13	1.41%
I Class	$1,000	$1,019.00	$6.12	1.21%
A Class	$1,000	$1,016.75	$8.39	1.66%
C Class	$1,000	$1,012.99	$12.16	2.41%
R Class	$1,000	$1,015.49	$9.65	1.91%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

NOVEMBER 30, 2019

	Shares	Value
COMMON STOCKS — 99.5%
Argentina — 0.7%
Globant SA(1)	36,990	$3,957,930
Australia — 3.6%
Afterpay Touch Group Ltd.(1)	236,492	5,050,869
Breville Group Ltd.	147,461	1,716,969
Saracen Mineral Holdings Ltd.(1)	2,002,895	4,170,756
Seven Group Holdings Ltd.(2)	638,081	8,284,748
WiseTech Global Ltd.(2)	112,560	2,075,575
		21,298,917
Belgium — 1.7%
Argenx SE(1)	42,301	6,285,828
Barco NV	15,648	3,609,977
		9,895,805
Brazil — 3.1%
Azul SA ADR(1)	80,027	2,980,205
Cia de Locacao das Americas	1,294,500	5,289,664
Notre Dame Intermedica Participacoes SA	389,600	5,189,207
Randon SA Implementos e Participacoes Preference Shares	1,804,300	4,577,127
		18,036,203
Canada — 7.3%
ATS Automation Tooling Systems, Inc.(1)	200,229	2,968,086
Badger Daylighting Ltd.(2)	44,858	1,225,887
BRP, Inc.	124,919	6,205,981
Canada Goose Holdings, Inc.(1)	89,976	3,432,584
Descartes Systems Group, Inc. (The)(1)	116,242	4,976,799
ECN Capital Corp.	806,761	2,702,768
Element Fleet Management Corp.	166,826	1,439,303
FirstService Corp.	48,900	4,694,886
Gibson Energy, Inc.	315,356	5,916,338
Kirkland Lake Gold Ltd.(2)	95,089	3,985,964
TFI International, Inc.	156,229	5,151,570
		42,700,166
China — 7.9%
A-Living Services Co. Ltd., H Shares	2,831,000	9,133,423
Bosideng International Holdings Ltd.	6,740,000	3,227,540
GDS Holdings Ltd. ADR(1)	230,592	10,796,317
GSX Techedu, Inc. ADR(1)	439,362	7,728,378
Li Ning Co. Ltd.	2,548,000	8,171,585
Zhongsheng Group Holdings Ltd.	2,071,000	7,342,275
		46,399,518
Finland — 1.0%
Valmet Oyj	261,902	5,858,375

	Shares	Value
France — 4.9%
Alten SA	44,749	$5,165,942
Cie Plastic Omnium SA	167,274	4,540,803
Euronext NV	72,620	5,483,055
Korian SA	131,816	5,796,000
SOITEC(1)	73,423	7,759,343
		28,745,143
Germany — 6.6%
Evotec SE(1)(2)	150,015	3,324,383
HelloFresh SE(1)	424,177	8,441,221
Isra Vision AG	64,030	2,734,835
MorphoSys AG(1)	50,469	6,236,729
Rheinmetall AG	35,469	3,776,907
Sixt SE	30,217	2,861,289
Stroeer SE & Co. KGaA	58,564	4,577,913
Varta AG(1)	55,092	7,041,916
		38,995,193
Hong Kong — 1.9%
Ausnutria Dairy Corp. Ltd.(1)	2,039,000	2,531,440
Man Wah Holdings Ltd.	3,692,400	2,665,596
Melco International Development Ltd.	580,000	1,422,801
Minth Group Ltd.	1,230,000	4,227,390
		10,847,227
India — 2.6%
Bata India Ltd.	195,338	4,435,161
Indraprastha Gas Ltd.	243,280	1,401,143
WNS Holdings Ltd. ADR(1)	146,652	9,256,674
		15,092,978
Indonesia — 0.7%
Bank Tabungan Pensiunan Nasional Syariah Tbk PT(1)	15,459,800	4,338,917
Israel — 1.1%
Kornit Digital Ltd.(1)(2)	195,538	6,667,846
Italy — 1.9%
Amplifon SpA	179,488	5,253,173
Autogrill SpA	176,220	1,882,744
FinecoBank Banca Fineco SpA	302,318	3,748,154
		10,884,071
Japan — 18.3%
Anritsu Corp.	358,600	6,830,605
Ariake Japan Co. Ltd.	51,500	3,672,132
Aruhi Corp.	245,100	5,574,229
Cosmos Pharmaceutical Corp.	27,300	5,505,585
Fancl Corp.	125,600	3,354,313
Fuji Soft, Inc.	57,800	2,282,108
GMO Payment Gateway, Inc.	63,000	4,468,141
Harmonic Drive Systems, Inc.	60,700	2,638,023
KH Neochem Co. Ltd.	91,400	2,079,337

	Shares	Value
Kobe Bussan Co. Ltd.	183,200	$5,683,092
Lasertec Corp.	87,600	7,566,185
Mabuchi Motor Co. Ltd.	88,000	3,359,398
Nabtesco Corp.	197,500	6,078,599
Nihon Kohden Corp.	130,400	3,536,057
Nihon M&A Center, Inc.	200,700	6,686,195
Nippon Gas Co. Ltd.	156,700	4,955,202
Orix JREIT, Inc.	2,080	4,573,860
Pressance Corp.	275,700	4,427,964
SCSK Corp.	96,400	5,053,951
SHIFT, Inc.(1)	50,200	3,606,335
SHO-BOND Holdings Co. Ltd.	120,000	4,650,745
Trust Tech, Inc.	290,800	3,614,249
UT Group Co. Ltd.	254,000	7,210,539
		107,406,844
Netherlands — 2.0%
IMCD NV	29,502	2,452,007
InterXion Holding NV(1)	52,593	4,472,509
Takeaway.com NV(1)(2)	53,327	4,792,176
		11,716,692
Norway — 2.6%
Bakkafrost P/F	94,575	6,335,257
Subsea 7 SA	279,974	2,925,544
TGS NOPEC Geophysical Co. ASA	208,333	5,918,977
		15,179,778
Poland — 0.7%
Dino Polska SA(1)	126,302	4,351,258
South Korea — 1.4%
Douzone Bizon Co. Ltd.	78,183	4,726,128
Studio Dragon Corp.(1)	53,083	3,424,565
		8,150,693
Sweden — 6.4%
AAK AB	315,082	5,755,604
Elekta AB, B Shares	230,023	2,885,209
Embracer Group AB(1)(2)	523,522	3,704,177
Fabege AB	342,045	5,346,167
Fastighets AB Balder, B Shares(1)	152,723	6,361,546
Lindab International AB	324,971	3,860,812
Loomis AB, B Shares	235,863	9,845,502
		37,759,017
Switzerland — 3.6%
Georg Fischer AG	4,220	4,132,051
Landis+Gyr Group AG(1)	53,840	5,496,069
SIG Combibloc Group AG(1)	348,691	4,825,169
Tecan Group AG	25,279	6,790,014
		21,243,303
Taiwan — 5.0%
Accton Technology Corp.	755,000	3,935,645

	Shares	Value
Airtac International Group	340,000	$4,928,916
Chailease Holding Co. Ltd.	1,398,786	6,266,478
Macronix International	4,139,000	4,484,334
Merida Industry Co. Ltd.	1,064,000	6,107,583
Nien Made Enterprise Co. Ltd.	407,000	3,714,863
		29,437,819
Turkey — 0.6%
Ulker Biskuvi Sanayi AS(1)	850,738	3,203,083
United Kingdom — 13.9%
Abcam plc	72,038	1,243,735
Avast plc	1,138,167	6,587,832
AVEVA Group plc	97,757	5,758,316
Bellway plc	99,506	4,296,346
Dechra Pharmaceuticals plc	85,984	3,149,752
Electrocomponents plc	873,640	7,378,858
Fevertree Drinks plc	60,154	1,700,047
Grafton Group plc	532,154	5,763,992
Hikma Pharmaceuticals plc	142,989	3,540,528
HomeServe plc	381,715	5,946,920
Intermediate Capital Group plc	556,379	11,001,432
Moneysupermarket.com Group plc	331,048	1,456,726
Network International Holdings plc(1)	471,575	3,530,943
Nomad Foods Ltd.(1)	254,229	5,338,809
Rotork plc	742,932	3,147,096
Trainline plc(1)	865,250	5,220,230
UNITE Group plc (The)	393,625	6,365,001
		81,426,563
TOTAL COMMON STOCKS (Cost $492,057,758)		583,593,339
RIGHTS†
Australia†
Saracen Mineral Holdings Ltd.(1)	482,434	42,421
Norway†
Bakkafrost P/F(1)	2,695	34,495
TOTAL RIGHTS (Cost $—)		76,916
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.875%, 11/15/20 - 8/15/28, valued at $1,464,430), in a joint trading account at 1.40%, dated 11/29/19, due 12/2/19 (Delivery value $1,437,100)		1,436,932
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 5/15/27, valued at $329,754), at 0.65%, dated 11/29/19, due 12/2/19 (Delivery value $319,017)		319,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,755,932)		1,755,932

	Shares	Value
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $6,594,141)	6,594,141	$6,594,141
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $500,407,831)		592,020,328
OTHER ASSETS AND LIABILITIES — (0.9)%		(5,076,211)
TOTAL NET ASSETS — 100.0%		$586,944,117

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	23.6%
Information Technology	22.6%
Consumer Discretionary	16.4%
Health Care	9.1%
Consumer Staples	8.1%
Financials	6.9%
Real Estate	4.7%
Materials	2.6%
Energy	2.5%
Communication Services	2.0%
Utilities	1.0%
Cash and Equivalents*	0.5%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $18,140,380. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)
Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $19,089,415, which includes securities collateral of $12,495,274.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2019
Assets
Investment securities, at value (cost of $493,813,690) — including $18,140,380 of securities on loan	$585,426,187
Investment made with cash collateral received for securities on loan, at value (cost of $6,594,141)	6,594,141
Total investment securities, at value (cost of $500,407,831)	592,020,328
Cash	1,851
Foreign currency holdings, at value (cost of $16,216)	16,268
Receivable for investments sold	804,352
Receivable for capital shares sold	1,435,851
Dividends and interest receivable	1,081,728
Securities lending receivable	25,202
Other assets	156,030
595,541,610

Liabilities
Payable for collateral received for securities on loan	6,594,141
Payable for investments purchased	1,247,706
Payable for capital shares redeemed	97,989
Accrued management fees	654,768
Distribution and service fees payable	2,889
8,597,493

Net Assets	$586,944,117

Net Assets Consist of:
Capital (par value and paid-in surplus)	$543,241,736
Distributable earnings	43,702,381
$586,944,117

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$499,296,146	49,104,948	$10.17
I Class, $0.01 Par Value	$78,575,092	7,637,742	$10.29
A Class, $0.01 Par Value	$6,067,112	602,567	$10.07*
C Class, $0.01 Par Value	$1,043,574	108,577	$9.61
R Class, $0.01 Par Value	$1,962,193	197,008	$9.96
*Maximum offering price $10.68 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $726,318)	$7,442,803
Securities lending, net	125,945
Interest	45,585
7,614,333

Expenses:
Management fees	6,261,979
Distribution and service fees:
A Class	16,011
C Class	12,869
R Class	8,100
Directors' fees and expenses	13,328
Other expenses	32,074
6,344,361
Fees waived(1)	(10,913)
6,333,448

Net investment income (loss)	1,280,885

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(21,017,439)
Foreign currency translation transactions	(221,733)
(21,239,172)

Change in net unrealized appreciation (depreciation) on:
Investments	73,526,596
Translation of assets and liabilities in foreign currencies	(79,486)
73,447,110

Net realized and unrealized gain (loss)	52,207,938

Net Increase (Decrease) in Net Assets Resulting from Operations	$53,488,823

(1)	Amount consists of $7,246, $3,101, $410, $75 and $81 for Investor Class, I Class, A Class, C Class and R Class, respectively.

 See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2019 AND NOVEMBER 30, 2018
Increase (Decrease) in Net Assets	November 30, 2019	November 30, 2018
Operations
Net investment income (loss)	$1,280,885	$200,958
Net realized gain (loss)	(21,239,172)	3,045,274
Change in net unrealized appreciation (depreciation)	73,447,110	(38,683,493)
Net increase (decrease) in net assets resulting from operations	53,488,823	(35,437,261)

Distributions to Shareholders
From earnings:
Investor Class	(4,040,078)	(15,648,809)
I Class	(1,741,335)	(1,327,425)
A Class	(235,473)	(1,166,105)
C Class	(37,726)	(206,063)
R Class	(37,055)	(86,554)
Decrease in net assets from distributions	(6,091,667)	(18,434,956)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	344,439,095	58,663,854

Net increase (decrease) in net assets	391,836,251	4,791,637

Net Assets
Beginning of period	195,107,866	190,316,229
End of period	$586,944,117	$195,107,866

 See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2019

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$6,594,141	—	—	—	$6,594,141
Gross amount of recognized liabilities for securities lending transactions					$6,594,141

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From December 1, 2018 through March 21, 2019, the investment advisor agreed to waive 0.02% of the fund's management fee. Effective March 22, 2019, the investment advisor terminated the waiver and decreased the annual management fee by 0.20%. The impact of this waiver to the ratio of operating expenses to average net assets was less than 0.005% for each class for the period ended November 30, 2019.

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2019 are as follows:

	Management Fee Schedule Range*	Effective Annual Management Fee
Investor Class	1.200% to 1.550%	1.45%
I Class	1.000% to 1.350%	1.25%
A Class	1.200% to 1.550%	1.45%
C Class	1.200% to 1.550%	1.45%
R Class	1.200% to 1.550%	1.45%
*Prior to March 22, 2019, the management fee schedule range was 1.400% to 1.550% for Investor Class, A
Class, C Class and R Class and 1.200% to 1.350% for I Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $702,532 and $348,474, respectively. The effect of interfund transactions on the Statement of Operations was $(543) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended November 30, 2019 were $555,518,473 and $592,434,156, respectively.

For the period ended November 30, 2019, the fund incurred net realized gains of $1,144,026 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2019		Year ended November 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	670,000,000		180,000,000
Sold	1,797,671	$16,830,632	6,497,321	$74,175,520
Issued in connection with reorganization (Note 9)	40,955,922	383,355,227	—	—
Issued in reinvestment of distributions	451,144	3,798,635	1,361,687	15,058,764
Redeemed	(8,147,671)	(76,163,088)	(7,504,994)	(82,714,974)
	35,057,066	327,821,406	354,014	6,519,310
I Class/Shares Authorized	95,000,000		50,000,000
Sold	5,139,468	48,841,767	6,668,295	75,104,632
Issued in connection with reorganization (Note 9)	421,079	3,982,794	—	—
Issued in reinvestment of distributions	199,378	1,694,714	116,500	1,312,375
Redeemed	(3,762,721)	(35,422,411)	(2,016,478)	(22,295,992)
	1,997,204	19,096,864	4,768,317	54,121,015
A Class/Shares Authorized	40,000,000		40,000,000
Sold	158,713	1,467,674	438,179	4,956,079
Issued in connection with reorganization (Note 9)	177,679	1,649,159	—	—
Issued in reinvestment of distributions	27,875	233,036	105,230	1,155,579
Redeemed	(641,483)	(5,872,162)	(749,566)	(8,232,465)
	(277,216)	(2,522,293)	(206,157)	(2,120,807)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	3,889	34,345	87,658	947,875
Issued in connection with reorganization (Note 9)	51,598	459,815	—	—
Issued in reinvestment of distributions	4,318	34,674	18,225	193,355
Redeemed	(110,458)	(984,176)	(160,969)	(1,683,628)
	(50,653)	(455,342)	(55,086)	(542,398)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	70,350	647,214	70,738	783,772
Issued in connection with reorganization (Note 9)	15,327	140,954	—	—
Issued in reinvestment of distributions	4,470	37,055	7,945	86,554
Redeemed	(35,273)	(326,763)	(16,675)	(183,592)
	54,874	498,460	62,008	686,734
Net increase (decrease)	36,781,275	$344,439,095	4,923,096	$58,663,854

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Argentina	$3,957,930	—	—
Brazil	2,980,205	$15,055,998	—
Canada	3,432,584	39,267,582	—
China	18,524,695	27,874,823	—
India	9,256,674	5,836,304	—
Israel	6,667,846	—	—
Netherlands	4,472,509	7,244,183	—
United Kingdom	5,338,809	76,087,754	—
Other Countries	—	357,595,443	—
Rights	—	76,916	—
Temporary Cash Investments	—	1,755,932	—
Temporary Cash Investments - Securities Lending Collateral	6,594,141	—	—
	$61,225,393	$530,794,935	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 17, 2019, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 16, 2019:

Investor Class	I Class	A Class	C Class	R Class
$0.0973	$0.1185	$0.0709	—	$0.0444

The tax character of distributions paid during the years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$1,154,494	$6,196,120
Long-term capital gains	$4,937,173	$12,238,836

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to merger adjustments, were made to capital $21,866,866 and distributable earnings $(21,866,866).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$510,709,611
Gross tax appreciation of investments	$91,215,860
Gross tax depreciation of investments	(9,905,143)
Net tax appreciation (depreciation) of investments	81,310,717
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(106,705)
Net tax appreciation (depreciation)	$81,204,012
Undistributed ordinary income	$5,641,644
Accumulated short-term capital losses	$(43,143,275)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Reorganization

On December 4, 2018, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of International Discovery Fund, one fund in a series issued by the corporation, were transferred to International Opportunities Fund in exchange for shares of International Opportunities Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of International Opportunities Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on March 22, 2019.

The reorganization was accomplished by a tax-free exchange of shares. On March 22, 2019, International Discovery Fund exchanged its shares for shares of International Opportunities Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
International Discovery Fund – Investor Class	28,522,874	International Opportunities Fund – Investor Class	40,955,922
International Discovery Fund – I Class	292,253	International Opportunities Fund – I Class	421,079
International Discovery Fund – A Class	126,350	International Opportunities Fund – A Class	177,679
International Discovery Fund – C Class	36,343	International Opportunities Fund – C Class	51,598
International Discovery Fund – R Class	10,698	International Opportunities Fund – R Class	15,327

The net assets of International Discovery Fund and International Opportunities Fund immediately before the reorganization were $389,587,949 and $193,535,172, respectively. International Discovery Fund's unrealized appreciation of $8,083,173 was combined with that of International Opportunities Fund. Immediately after the reorganization, the combined net assets were $583,123,121.

Assuming the reorganization had been completed on December 1, 2018, the beginning of the annual reporting period, the pro forma results of operations for the period ended November 30, 2019 are as follows:

Net investment income (loss)	$234,506
Net realized and unrealized gain (loss)	73,557,788
Net increase (decrease) in net assets resulting from operations	$73,792,294

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of International Discovery Fund that have been included in the fund’s Statement of Operations since March 22, 2019.

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$9.33	0.01	1.13	1.14	(0.05)	(0.25)	(0.30)	$10.17	12.88%	1.46%	1.46%	0.23%	0.23%	124%	$499,296
2018	$11.94	0.01	(1.51)	(1.50)	(0.06)	(1.05)	(1.11)	$9.33	(13.98)%	1.48%	1.62%	0.07%	(0.07)%	140%	$131,043
2017	$8.49	(0.01)	3.46	3.45	—(3)	—	—(3)	$11.94	40.69%	1.53%	1.73%	(0.11)%	(0.31)%	124%	$163,540
2016	$9.08	(0.01)	(0.36)	(0.37)	(0.08)	(0.14)	(0.22)	$8.49	(4.14)%	1.54%	1.74%	(0.07)%	(0.27)%	130%	$108,184
2015	$8.92	(0.03)	0.58	0.55	(0.02)	(0.37)	(0.39)	$9.08	6.67%	1.51%	1.71%	(0.33)%	(0.53)%	152%	$128,450
I Class
2019	$9.44	0.03	1.14	1.17	(0.07)	(0.25)	(0.32)	$10.29	13.06%	1.26%	1.26%	0.43%	0.43%	124%	$78,575
2018	$12.07	0.04	(1.54)	(1.50)	(0.08)	(1.05)	(1.13)	$9.44	(13.81)%	1.28%	1.42%	0.27%	0.13%	140%	$53,224
2017	$8.58	0.02	3.49	3.51	(0.02)	—	(0.02)	$12.07	41.01%	1.33%	1.53%	0.09%	(0.11)%	124%	$10,529
2016	$9.18	0.01	(0.38)	(0.37)	(0.09)	(0.14)	(0.23)	$8.58	(4.05)%	1.34%	1.54%	0.13%	(0.07)%	130%	$6,674
2015	$9.02	(0.01)	0.58	0.57	(0.04)	(0.37)	(0.41)	$9.18	6.82%	1.31%	1.51%	(0.13)%	(0.33)%	152%	$6,685

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$9.24	(0.02)	1.13	1.11	(0.03)	(0.25)	(0.28)	$10.07	12.60%	1.71%	1.71%	(0.02)%	(0.02)%	124%	$6,067
2018	$11.84	(0.02)	(1.50)	(1.52)	(0.03)	(1.05)	(1.08)	$9.24	(14.25)%	1.73%	1.87%	(0.18)%	(0.32)%	140%	$8,131
2017	$8.43	(0.03)	3.44	3.41	—	—	—	$11.84	40.45%	1.78%	1.98%	(0.36)%	(0.56)%	124%	$12,855
2016	$9.03	(0.03)	(0.37)	(0.40)	(0.06)	(0.14)	(0.20)	$8.43	(4.47)%	1.79%	1.99%	(0.32)%	(0.52)%	130%	$14,156
2015	$8.88	(0.05)	0.58	0.53	(0.01)	(0.37)	(0.38)	$9.03	6.48%	1.76%	1.96%	(0.58)%	(0.78)%	152%	$19,796
C Class
2019	$8.86	(0.07)	1.07	1.00	—	(0.25)	(0.25)	$9.61	11.77%	2.46%	2.46%	(0.77)%	(0.77)%	124%	$1,044
2018	$11.44	(0.10)	(1.43)	(1.53)	—	(1.05)	(1.05)	$8.86	(14.93)%	2.48%	2.62%	(0.93)%	(1.07)%	140%	$1,411
2017	$8.21	(0.11)	3.34	3.23	—	—	—	$11.44	39.46%	2.53%	2.73%	(1.11)%	(1.31)%	124%	$2,453
2016	$8.81	(0.09)	(0.36)	(0.45)	(0.01)	(0.14)	(0.15)	$8.21	(5.17)%	2.54%	2.74%	(1.07)%	(1.27)%	130%	$1,579
2015	$8.73	(0.12)	0.57	0.45	—(3)	(0.37)	(0.37)	$8.81	5.59%	2.51%	2.71%	(1.33)%	(1.53)%	152%	$1,479
R Class
2019	$9.14	(0.04)	1.12	1.08	(0.01)	(0.25)	(0.26)	$9.96	12.33%	1.96%	1.96%	(0.27)%	(0.27)%	124%	$1,962
2018	$11.72	(0.05)	(1.48)	(1.53)	—(3)	(1.05)	(1.05)	$9.14	(14.46)%	1.98%	2.12%	(0.43)%	(0.57)%	140%	$1,300
2017	$8.37	(0.06)	3.41	3.35	—	—	—	$11.72	40.02%	2.03%	2.23%	(0.61)%	(0.81)%	124%	$939
2016	$8.97	(0.05)	(0.37)	(0.42)	(0.04)	(0.14)	(0.18)	$8.37	(4.69)%	2.04%	2.24%	(0.57)%	(0.77)%	130%	$658
2015	$8.85	(0.07)	0.57	0.50	(0.01)	(0.37)	(0.38)	$8.97	6.09%	2.01%	2.21%	(0.83)%	(1.03)%	152%	$654

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Opportunities Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the "Fund"), as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Opportunities Fund of the American Century World Mutual Funds, Inc. as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

33

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading

34

activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

35

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2019.

The fund hereby designates $4,937,173, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2019.

For the fiscal year ended November 30, 2019, the fund intends to pass through to shareholders foreign source income of $8,167,711 and foreign taxes paid of $633,585, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2019 are $0.1417 and $0.0110, respectively.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91032 2001

Annual Report

November 30, 2019

International Value Fund
Investor Class (ACEVX)
I Class (ACVUX)
A Class (MEQAX)
C Class (ACCOX)
R Class (ACVRX)
R6 Class (ACVDX)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, please visit our website, americancentury.com.

Monetary Policy Pivot Improved Investor Sentiment

The reporting period began on a challenging note. Mounting concerns about slowing global economic and earnings growth, the U.S.-China trade dispute and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which worsened the year-end sell-off among global stocks.

However, a key policy pivot from the Fed in early 2019 helped improve investor attitudes worldwide. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Similar economic concerns kept central banks in Europe and Japan maintaining or expanding their accommodative policies. Additionally, investors’ earlier worst-case fears about trade and corporate earnings generally eased, which also aided stocks.

Volatility reemerged in the spring, when a Brexit stalemate prompted U.K. Prime Minister Theresa May to resign. This news reignited global fears of a no-deal Brexit. However, those worries subsided as Boris Johnson, a staunch Brexit advocate, succeeded May. Meanwhile, U.S.-China trade policy continued to fuel bouts of volatility. In July, growing concerns about global economic risks encouraged the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. Fed easing and a lower interest rate backdrop helped restore investor optimism.

Overall, broad global stock indices advanced for the 12-month period. U.S. stocks generally outperformed non-U.S. stocks, while developed markets broadly outperformed emerging markets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACEVX	3.41%	-0.14%	3.19%	—	4/3/06
MSCI EAFE Value Index	—	6.52%	2.08%	3.70%	—	—
I Class	ACVUX	3.53%	0.05%	3.40%	—	4/3/06
A Class	MEQAX					3/31/97
No sales charge		3.08%	-0.38%	2.95%	—
With sales charge		-2.90%	-1.54%	2.34%	—
C Class	ACCOX	2.29%	-1.12%	2.17%	—	4/3/06
R Class	ACVRX	2.91%	-0.62%	2.69%	—	4/3/06
R6 Class	ACVDX	3.72%	0.21%	—	1.84%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2019
Investor Class — $13,697

MSCI EAFE Value Index — $14,380

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.31%	1.11%	1.56%	2.31%	1.81%	0.96%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Elizabeth Xie and Yulin Long

Effective August 17, 2019, portfolio manager Vinod Chandrashekaran left the fund’s portfolio management team. Yulin Long joined the portfolio management team in November 2019.

Performance Summary

International Value rose 3.41%* for the fiscal year ended November 30, 2019, compared with the 6.52% return of its benchmark, the MSCI EAFE Value Index. Fund results reflect operating expenses, while benchmark returns do not.

Global stock markets delivered positive results over the course of the 12 months, although they experienced pockets of volatility throughout the period. In December 2018, worries over rising interest rates, trade disputes and falling commodity prices pushed equity prices downward. However, a rebound occurred in January 2019 when global central banks pivoted and expressed renewed dedication to stimulus measures and accommodative policies. This helped equity prices recover and supported a rally that lasted into the spring. However, worries regarding continued trade difficulties and moderating growth rates resurfaced, causing volatility throughout much of the period. Concerns over a possible German recession and continued Brexit turmoil also contributed to occasional market upsets. The U.S. Federal Reserve (the Fed) cut rates three times during the period, helping to prop up equity market prices. The European Central Bank and Bank of Japan also continued accommodative low-rate policies. Near the end of the period, the U.S. announced the first stage of a trade deal with China, which also helped bolster equity market valuations.

Our stock selection process is designed to incorporate factors of valuation, quality, growth and sentiment, while minimizing unintended risks among industries and other risk characteristics. Weak stock selection, particularly in the industrials and utilities sectors, detracted most from relative results. Consumer discretionary and financials security choices also detracted from performance. Conversely, positioning within the energy, health care and consumer staples sectors added to relative returns.

Geographically, positioning among companies based in Japan, Australia and the Netherlands weighed most heavily on the fund’s results. In contrast, stock choices within Sweden, the U.K. and Finland contributed most to relative returns.

Industrials and Utilities Holdings Detracted from Performance

Industrials and utilities companies provided some of the largest headwinds to performance during the 12 months. In the construction and engineering industry, an underweight to France-based facilities management company Vinci was a top sector detractor as well as a leading individual detractor. We had some exposure to the stock but less than the benchmark on average, which hurt relative performance as the stock price rose on increased demand for the company’s products and services. Australia-based CIMIC Group also provided a headwind. We have exited the stock. Positioning within the electrical equipment, trading companies and distributors and airlines industries also weighed on relative results.

*All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Stock selection within the utilities sector, particularly within electric utilities, also hurt returns. Underweights to Spain-based Iberdrola and Italy-based Enel were among the top detractors from overall performance. The price of Iberdrola increased throughout the period on the back of earnings, which rose for the 12 months.

Elsewhere in the markets, several Japan-based companies provided some of the larger drags on relative returns. Pharmaceutical company Eisai was among the top individual detractors. The stock price fell in late March after it announced it would stop trials of its new Alzheimer’s drug. We have closed the position. Overweights to Isuzu Motors and Mebuki Financial Group also weighed on results. We have since exited our position in Mebuki.

Energy and Health Care Sectors Bolster Results

Stock selection within the energy sector, particularly within the energy equipment and services and oil, gas and consumable fuels industries, provided a benefit to returns. Within the latter industry, reduced exposure to U.K.-based BP was a top contributor to portfolio results. The stock price fell throughout much of the period on low oil prices and disappointing earnings.

Within health care, a position in pharmaceutical company Roche Holding was among the top performers for the 12 months. The price of the Switzerland-based drugmaker rose throughout much of the period on increased revenue. Reduced exposure to pharmaceutical company Teva Pharmaceutical Industries was also beneficial, as was an overweight position in health care equipment and supplies company Hoya. We have since exited our position in Teva.

Companies based in the U.K. also made a significant contribution to performance, as BHP Group, Rio Tinto, 3i Group and the aforementioned BP all benefited relative results.

A Look Ahead

Looking generally at economic prospects outside the U.S., growth appears to be moderating in many areas. In addition, uncertainty is high because of ongoing trade tensions, continued Brexit negotiations and other geopolitical issues. We should note, however, that in December 2019, immediately after the end of the reporting period, a reported trade agreement between the U.S. and China seems to indicate these pressures may be easing, while elections in the U.K. led to some optimism regarding a resolution to the Brexit saga. Both situations may be positive for equity markets. Regardless, central banks seem dedicated to maintaining accommodative policies for the near term, which may continue to support capital markets. However, given the multiple moving pieces, we think it’s reasonable to expect more volatility going forward.

We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies.

6

Fund Characteristics

NOVEMBER 30, 2019
Top Ten Holdings	% of net assets
Royal Dutch Shell plc, B Shares	3.6%
iShares MSCI EAFE ETF	2.9%
GlaxoSmithKline plc	2.7%
HSBC Holdings plc	2.2%
Toyota Motor Corp.	1.7%
BHP Group plc	1.7%
Iberdrola SA	1.6%
Allianz SE	1.6%
Zurich Insurance Group AG	1.6%
NTT DOCOMO, Inc.	1.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	93.3%
Exchange-Traded Funds	4.0%
Total Equity Exposure	97.3%
Temporary Cash Investments	3.2%
Temporary Cash Investments - Securities Lending Collateral	0.7%
Other Assets and Liabilities	(1.2)%

Investments by Country	% of net assets
Japan	25.3%
United Kingdom	17.9%
France	10.2%
Switzerland	7.2%
Germany	6.8%
Spain	4.9%
Australia	4.9%
Singapore	2.6%
Italy	2.2%
Sweden	2.2%
Hong Kong	2.0%
Other Countries	7.1%
Exchange-Traded Funds*	4.0%
Cash and Equivalents**	2.7%
*Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
**Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expenses Paid During Period(1) 6/1/19 - 11/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,049.90	$6.68	1.30%
I Class	$1,000	$1,049.90	$5.65	1.10%
A Class	$1,000	$1,048.30	$7.96	1.55%
C Class	$1,000	$1,044.50	$11.79	2.30%
R Class	$1,000	$1,047.20	$9.24	1.80%
R6 Class	$1,000	$1,051.30	$4.89	0.95%
Hypothetical
Investor Class	$1,000	$1,018.55	$6.58	1.30%
I Class	$1,000	$1,019.55	$5.57	1.10%
A Class	$1,000	$1,017.30	$7.84	1.55%
C Class	$1,000	$1,013.54	$11.61	2.30%
R Class	$1,000	$1,016.04	$9.10	1.80%
R6 Class	$1,000	$1,020.31	$4.81	0.95%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

NOVEMBER 30, 2019

	Shares	Value
COMMON STOCKS — 93.3%
Australia — 4.9%
Aurizon Holdings Ltd.	47,799	$187,186
Australia & New Zealand Banking Group Ltd.	34,723	584,585
Commonwealth Bank of Australia	4,340	237,724
Fortescue Metals Group Ltd.	35,079	230,958
Santos Ltd.	9,726	53,628
South32 Ltd.	98,300	179,572
Telstra Corp. Ltd.	193,477	506,210
Westpac Banking Corp.	8,279	137,596
		2,117,459
Austria — 0.2%
Raiffeisen Bank International AG	2,676	62,757
Belgium — 1.1%
KBC Group NV	2,471	179,900
Telenet Group Holding NV(1)	6,558	295,845
		475,745
Denmark — 0.5%
Carlsberg A/S, B Shares	903	129,822
Pandora A/S	1,778	71,557
		201,379
Finland — 1.4%
Fortum Oyj	4,327	101,938
Kone Oyj, B Shares	6,500	406,798
Orion Oyj, Class B	1,955	85,062
		593,798
France — 10.2%
AXA SA	15,202	413,317
BNP Paribas SA	8,647	485,018
CGG SA(1)	39,924	104,640
CNP Assurances	8,911	175,862
Dassault Systemes SE	1,282	201,822
Hermes International	413	309,245
Kering SA	456	274,338
L'Oreal SA	1,030	293,510
Peugeot SA	17,965	433,519
Safran SA	1,055	172,377
Sanofi	4,254	396,505
Schneider Electric SE	1,900	183,226
Societe Generale SA	4,800	150,882
TOTAL SA	10,961	575,472
Vinci SA	2,250	245,258
		4,414,991

10

	Shares	Value
Germany — 6.8%
adidas AG	1,212	$377,610
Allianz SE	2,870	687,167
Bayer AG	1,746	132,161
Deutsche Post AG	3,700	137,969
Deutsche Telekom AG	11,603	194,804
Hamburger Hafen und Logistik AG	1,462	39,489
Hannover Rueck SE	708	131,549
MTU Aero Engines AG	316	85,595
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,228	352,538
RTL Group SA	3,184	151,836
RWE AG	13,704	406,328
SAP SE	600	81,673
Siemens AG	1,300	167,716
		2,946,435
Hong Kong — 2.0%
BOC Hong Kong Holdings Ltd.	26,500	90,121
Galaxy Entertainment Group Ltd.	13,000	85,047
Hang Seng Bank Ltd.	8,000	163,125
Hong Kong Exchanges & Clearing Ltd.	2,000	63,205
Sands China Ltd.	98,800	467,375
		868,873
Israel — 1.0%
Check Point Software Technologies Ltd.(1)	1,900	223,972
Mizrahi Tefahot Bank Ltd.	3,510	93,787
Wix.com Ltd.(1)	900	108,801
		426,560
Italy — 2.2%
Enel SpA	40,992	309,568
Eni SpA	31,553	476,878
Fiat Chrysler Automobiles NV	11,200	165,655
		952,101
Japan — 25.3%
ABC-Mart, Inc.	3,600	239,857
Amada Holdings Co. Ltd.	37,900	423,331
Astellas Pharma, Inc.	27,000	460,839
Bandai Namco Holdings, Inc.	2,300	139,629
Brother Industries Ltd.	12,600	250,365
Chugai Pharmaceutical Co. Ltd.	2,000	174,843
Daiwa House Industry Co. Ltd.	2,600	79,662
FANUC Corp.	900	172,254
Hitachi High-Technologies Corp.	3,500	228,629
Hitachi Ltd.	13,100	515,508
Honda Motor Co. Ltd.	7,600	213,753
Hoya Corp.	3,000	273,913
Isuzu Motors Ltd.	22,300	261,443
ITOCHU Corp.	20,000	436,948
Kao Corp.	1,500	118,104

11

	Shares	Value
KDDI Corp.	16,400	$470,866
Mitsubishi Chemical Holdings Corp.	16,300	121,087
Mitsubishi UFJ Financial Group, Inc.	57,400	303,627
Nexon Co. Ltd.(1)	10,000	136,528
Nintendo Co. Ltd.	500	193,532
Nitori Holdings Co. Ltd.	1,300	203,872
NTT DOCOMO, Inc.	23,100	634,374
ORIX Corp.	20,800	341,078
Persol Holdings Co. Ltd.	2,800	51,600
Recruit Holdings Co. Ltd.	4,200	152,262
Santen Pharmaceutical Co. Ltd.	11,400	213,795
Sekisui House Ltd.	11,900	257,416
Shin-Etsu Chemical Co. Ltd.	3,000	321,569
Shionogi & Co. Ltd.	2,900	170,831
Shizuoka Bank Ltd. (The)	38,100	290,485
Showa Denko KK	4,000	107,069
Softbank Corp.	22,200	301,589
Sony Corp.	2,200	139,210
Sumitomo Mitsui Financial Group, Inc.	7,500	273,763
Takeda Pharmaceutical Co., Ltd.	5,100	207,681
Tokyo Electron Ltd.	2,100	434,977
Toyota Motor Corp.	10,600	740,748
Trend Micro, Inc.	3,000	162,220
Tsuruha Holdings, Inc.	3,600	429,126
Welcia Holdings Co. Ltd.	4,500	276,196
		10,924,579
Netherlands — 0.9%
Coca-Cola European Partners plc	2,497	125,998
NN Group NV	6,236	239,211
		365,209
New Zealand — 1.0%
a2 Milk Co. Ltd.(1)	18,933	188,538
Meridian Energy Ltd.	73,016	220,743
		409,281
Norway — 1.0%
Aker BP ASA	14,304	409,356
Equinor ASA	1,818	33,462
		442,818
Singapore — 2.6%
ComfortDelGro Corp. Ltd.	67,100	115,273
Oversea-Chinese Banking Corp. Ltd.	38,700	304,917
Singapore Telecommunications Ltd.	102,900	254,491
United Overseas Bank Ltd.	24,400	460,520
		1,135,201
Spain — 4.9%
Banco Bilbao Vizcaya Argentaria SA	61,533	322,649
Banco Santander SA	111,194	432,839

12

	Shares	Value
Iberdrola SA	70,078	$689,204
Industria de Diseno Textil SA	5,862	182,342
Mapfre SA	90,093	253,847
Telefonica SA	32,300	247,042
		2,127,923
Sweden — 2.2%
Hennes & Mauritz AB, B Shares(2)	15,498	299,011
Kinnevik AB, B Shares	12,841	293,937
Lundin Petroleum AB	11,265	347,558
		940,506
Switzerland — 7.2%
Credit Suisse Group AG(1)	6,300	82,494
Geberit AG	704	377,722
Kuehne + Nagel International AG	1,898	308,535
Nestle SA	3,514	365,198
Novartis AG	4,832	445,462
Roche Holding AG	1,500	462,150
Swiss Life Holding AG	296	146,711
Temenos AG(1)	850	128,793
UBS Group AG(1)	9,016	109,198
Zurich Insurance Group AG	1,742	683,174
		3,109,437
United Kingdom — 17.9%
3i Group plc	28,554	395,003
Anglo American plc	15,825	414,865
BHP Group plc	32,623	723,386
BP plc	72,841	452,698
British American Tobacco plc	5,028	199,323
Burberry Group plc	5,238	142,146
Evraz plc	29,813	142,701
GlaxoSmithKline plc	51,144	1,162,987
HSBC Holdings plc	125,123	932,870
Intertek Group plc	1,001	71,373
Legal & General Group plc	124,595	452,382
Marks & Spencer Group plc	28,386	71,300
Rio Tinto plc	8,751	476,710
Royal Dutch Shell plc, B Shares	54,532	1,543,691
Sage Group plc (The)	17,900	174,341
Vodafone Group plc	182,533	362,756
		7,718,532
TOTAL COMMON STOCKS (Cost $39,577,437)		40,233,584
EXCHANGE-TRADED FUNDS — 4.0%
iShares MSCI EAFE ETF	18,284	1,246,603
iShares MSCI EAFE Value ETF	6,200	305,288
iShares MSCI Japan ETF	2,950	175,319
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,617,923)		1,727,210

13

	Shares	Value
TEMPORARY CASH INVESTMENTS — 3.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.875%, 11/15/20 - 8/15/28, valued at $636,064), in a joint trading account at 1.40%, dated 11/29/19, due 12/2/19 (Delivery value $624,193)		$624,120
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.375%, 7/15/27, valued at $144,575), at 0.65%, dated 11/29/19, due 12/2/19 (Delivery value $138,007)		138,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	643,466	643,466
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,405,586)		1,405,586
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $308,316)	308,316	308,316
TOTAL INVESTMENT SECURITIES — 101.2% (Cost $42,909,262)		43,674,696
OTHER ASSETS AND LIABILITIES — (1.2)%		(538,024)
TOTAL NET ASSETS — 100.0%		$43,136,672

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	24.1%
Consumer Discretionary	11.8%
Health Care	9.7%
Energy	9.1%
Communication Services	8.7%
Industrials	8.7%
Materials	6.2%
Information Technology	5.9%
Consumer Staples	5.0%
Utilities	3.9%
Real Estate	0.2%
Exchange-Traded Funds	4.0%
Cash and Equivalents*	2.7%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $293,030. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $308,316.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2019
Assets
Investment securities, at value (cost of $42,600,946) — including $293,030 of securities on loan	$43,366,380
Investment made with cash collateral received for securities on loan, at value (cost of $308,316)	308,316
Total investment securities, at value (cost of $42,909,262)	43,674,696
Foreign currency holdings, at value (cost of $17,509)	17,477
Receivable for investments sold	245,451
Receivable for capital shares sold	58,163
Dividends and interest receivable	318,018
Securities lending receivable	1,818
44,315,623

Liabilities
Disbursements in excess of demand deposit cash	642,107
Payable for collateral received for securities on loan	308,316
Payable for investments purchased	168,023
Payable for capital shares redeemed	17,786
Accrued management fees	39,976
Distribution and service fees payable	2,743
1,178,951

Net Assets	$43,136,672

Net Assets Consist of:
Capital (par value and paid-in surplus)	$48,420,643
Distributable earnings	(5,283,971)
$43,136,672

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$9,136,254	1,206,808	$7.57
I Class, $0.01 Par Value	$18,980,689	2,506,676	$7.57
A Class, $0.01 Par Value	$6,531,622	859,767	$7.60*
C Class, $0.01 Par Value	$1,400,161	186,434	$7.51
R Class, $0.01 Par Value	$574,633	76,118	$7.55
R6 Class, $0.01 Par Value	$6,513,313	859,314	$7.58
*Maximum offering price $8.06 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $132,598)	$1,815,062
Interest	9,657
Securities lending, net	7,961
1,832,680

Expenses:
Management fees	470,026
Distribution and service fees:
A Class	17,583
C Class	16,581
R Class	2,861
Directors' fees and expenses	1,261
Other expenses	17,835
526,147
Fees waived(1)	(1,374)
524,773

Net investment income (loss)	1,307,907

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,171,743)
Foreign currency translation transactions	(2,147)
(3,173,890)

Change in net unrealized appreciation (depreciation) on:
Investments	3,146,392
Translation of assets and liabilities in foreign currencies	(2,681)
3,143,711

Net realized and unrealized gain (loss)	(30,179)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,277,728

(1)	Amount consists of $306, $556, $220, $47, $18 and $227 for Investor Class, I Class, A Class, C Class, R Class and R6 Class, respectively.

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2019 AND NOVEMBER 30, 2018
Increase (Decrease) in Net Assets	November 30, 2019	November 30, 2018
Operations
Net investment income (loss)	$1,307,907	$2,031,756
Net realized gain (loss)	(3,173,890)	(3,943,589)
Change in net unrealized appreciation (depreciation)	3,143,711	(6,080,549)
Net increase (decrease) in net assets resulting from operations	1,277,728	(7,992,382)

Distributions to Shareholders
From earnings:
Investor Class	(403,529)	(466,849)
I Class	(357,536)	(130,916)
A Class	(258,329)	(291,034)
C Class	(49,480)	(92,919)
R Class	(19,023)	(17,238)
R6 Class	(577,763)	(1,634,209)
Decrease in net assets from distributions	(1,665,660)	(2,633,165)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,950,464)	(23,922,935)

Net increase (decrease) in net assets	(2,338,396)	(34,548,482)

Net Assets
Beginning of period	45,475,068	80,023,550
End of period	$43,136,672	$45,475,068

 See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2019

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$308,316	—	—	—	$308,316
Gross amount of recognized liabilities for securities lending transactions					$308,316

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Strategic Asset Allocations, Inc. own, in aggregate, 10% of the shares of the fund.

20

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT International Value Fund, one fund in a series issued by the corporation. Effective August 1, 2019, the investment advisor agreed to waive 0.01% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors. The impact of this waiver to the ratio of operating expenses to average net assets was less than 0.005% for each class for the period ended November 30, 2019.

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2019 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.100% to 1.300%	1.29%
I Class	0.900% to 1.100%	1.09%
A Class	1.100% to 1.300%	1.29%
C Class	1.100% to 1.300%	1.29%
R Class	1.100% to 1.300%	1.29%
R6 Class	0.750% to 0.950%	0.94%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Other Expenses — The fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, filing fees for foreign tax reclaims and other miscellaneous expenses. The impact of other expenses to the ratio of operating expenses to average net assets was 0.04% for the period ended November 30, 2019.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $43,617 and there were no interfund sales.

21

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2019 were $35,364,837 and $38,039,333, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2019		Year ended November 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		50,000,000
Sold	150,004	$1,109,245	349,891	$3,016,186
Issued in reinvestment of distributions	53,047	390,556	51,815	453,754
Redeemed	(441,896)	(3,294,374)	(562,468)	(4,769,274)
	(238,845)	(1,794,573)	(160,762)	(1,299,334)
I Class/Shares Authorized	40,000,000		40,000,000
Sold	1,802,912	13,322,365	1,127,653	9,376,389
Issued in reinvestment of distributions	48,412	357,536	14,677	128,532
Redeemed	(320,303)	(2,383,740)	(631,878)	(5,193,026)
	1,531,021	11,296,161	510,452	4,311,895
A Class/Shares Authorized	30,000,000		30,000,000
Sold	29,026	218,600	94,780	825,130
Issued in reinvestment of distributions	34,759	257,913	33,039	290,590
Redeemed	(206,057)	(1,544,282)	(222,639)	(1,886,645)
	(142,272)	(1,067,769)	(94,820)	(770,925)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	11,743	88,541	11,233	97,411
Issued in reinvestment of distributions	6,595	48,966	10,599	92,411
Redeemed	(126,994)	(941,805)	(202,952)	(1,661,909)
	(108,656)	(804,298)	(181,120)	(1,472,087)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	15,219	112,965	38,009	327,715
Issued in reinvestment of distributions	2,572	18,972	1,967	17,188
Redeemed	(30,281)	(231,260)	(11,530)	(99,229)
	(12,490)	(99,323)	28,446	245,674
R6 Class/Shares Authorized	45,000,000		70,000,000
Sold	510,546	3,776,617	1,459,293	12,482,479
Issued in reinvestment of distributions	79,224	577,763	186,520	1,634,209
Redeemed	(1,891,164)	(13,835,042)	(4,700,312)	(39,054,846)
	(1,301,394)	(9,480,662)	(3,054,499)	(24,938,158)
Net increase (decrease)	(272,636)	$(1,950,464)	(2,952,303)	$(23,922,935)

22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$458,771	$39,774,813	—
Exchange-Traded Funds	1,727,210	—	—
Temporary Cash Investments	643,466	762,120	—
Temporary Cash Investments - Securities Lending Collateral	308,316	—	—
	$3,137,763	$40,536,933	—

The fund may hold financial instruments at their inherent carrying value for financial statement purposes, which approximates fair value. As of period end, the fund’s disbursements in excess of demand deposit cash were classified as Level 2.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

23

8. Federal Tax Information

On December 17, 2019, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 16, 2019:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
$0.1189	$0.1311	$0.1035	$0.0575	$0.0882	$0.1404

The tax character of distributions paid during the years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$1,665,660	$2,633,165
Long-term capital gains	—	—
The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$43,180,523
Gross tax appreciation of investments	$2,543,861
Gross tax depreciation of investments	(2,049,688)
Net tax appreciation (depreciation) of investments	494,173
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(6,777)
Net tax appreciation (depreciation)	$487,396
Undistributed ordinary income	$1,413,693
Accumulated short-term capital losses	$(4,712,022)
Accumulated long-term capital losses	$(2,473,038)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$7.61	0.23	0.02	0.25	(0.29)	$7.57	3.41%	1.34%	3.13%	87%	$9,136
2018	$8.96	0.21	(1.27)	(1.06)	(0.29)	$7.61	(12.25)%	1.30%	2.56%	80%	$11,008
2017	$7.40	0.21	1.51	1.72	(0.16)	$8.96	23.59%	1.30%	2.47%	101%	$14,398
2016	$7.83	0.20	(0.45)	(0.25)	(0.18)	$7.40	(3.15)%	1.31%	2.86%	76%	$13,810
2015	$8.91	0.22	(0.97)	(0.75)	(0.33)	$7.83	(8.56)%	1.31%	2.70%	77%	$20,945
I Class
2019	$7.62	0.25	0.01	0.26	(0.31)	$7.57	3.53%	1.14%	3.33%	87%	$18,981
2018	$8.97	0.22	(1.26)	(1.04)	(0.31)	$7.62	(12.05)%	1.10%	2.76%	80%	$7,434
2017	$7.41	0.23	1.51	1.74	(0.18)	$8.97	23.86%	1.10%	2.67%	101%	$4,173
2016	$7.84	0.22	(0.45)	(0.23)	(0.20)	$7.41	(2.99)%	1.11%	3.06%	76%	$7,300
2015	$8.92	0.28	(1.01)	(0.73)	(0.35)	$7.84	(8.37)%	1.11%	2.90%	77%	$7,798

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$7.64	0.22	0.01	0.23	(0.27)	$7.60	3.08%	1.59%	2.88%	87%	$6,532
2018	$8.99	0.19	(1.27)	(1.08)	(0.27)	$7.64	(12.43)%	1.55%	2.31%	80%	$7,651
2017	$7.41	0.17	1.55	1.72	(0.14)	$8.99	23.45%	1.55%	2.22%	101%	$9,857
2016	$7.85	0.18	(0.45)	(0.27)	(0.17)	$7.41	(3.46)%	1.56%	2.61%	76%	$11,029
2015	$8.93	0.20	(0.97)	(0.77)	(0.31)	$7.85	(8.77)%	1.56%	2.45%	77%	$14,838
C Class
2019	$7.54	0.16	0.01	0.17	(0.20)	$7.51	2.29%	2.34%	2.13%	87%	$1,400
2018	$8.87	0.13	(1.26)	(1.13)	(0.20)	$7.54	(13.04)%	2.30%	1.56%	80%	$2,224
2017	$7.33	0.12	1.51	1.63	(0.09)	$8.87	22.41%	2.30%	1.47%	101%	$4,225
2016	$7.78	0.13	(0.46)	(0.33)	(0.12)	$7.33	(4.21)%	2.31%	1.86%	76%	$3,774
2015	$8.85	0.13	(0.95)	(0.82)	(0.25)	$7.78	(9.39)%	2.31%	1.70%	77%	$3,502
R Class
2019	$7.58	0.19	0.02	0.21	(0.24)	$7.55	2.91%	1.84%	2.63%	87%	$575
2018	$8.93	0.18	(1.29)	(1.11)	(0.24)	$7.58	(12.74)%	1.80%	2.06%	80%	$672
2017	$7.36	0.16	1.52	1.68	(0.11)	$8.93	23.09%	1.80%	1.97%	101%	$537
2016	$7.80	0.18	(0.47)	(0.29)	(0.15)	$7.36	(3.68)%	1.81%	2.36%	76%	$448
2015	$8.87	0.18	(0.96)	(0.78)	(0.29)	$7.80	(8.95)%	1.81%	2.20%	77%	$387

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2019	$7.63	0.26	0.01	0.27	(0.32)	$7.58	3.72%	0.99%	3.48%	87%	$6,513
2018	$8.98	0.26	(1.29)	(1.03)	(0.32)	$7.63	(11.91)%	0.95%	2.91%	80%	$16,485
2017	$7.42	0.23	1.52	1.75	(0.19)	$8.98	24.06%	0.95%	2.82%	101%	$46,833
2016	$7.85	0.23	(0.45)	(0.22)	(0.21)	$7.42	(2.87)%	0.96%	3.21%	76%	$23,378
2015	$8.93	0.23	(0.95)	(0.72)	(0.36)	$7.85	(8.22)%	0.96%	3.05%	77%	$31,418

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

 See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Value Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the "Fund"), as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Value Fund of the American Century World Mutual Funds, Inc. as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods and below its benchmark for the one- and three-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.01% (e.g., the Investor Class unified fee will be reduced from 1.28% to 1.27%) for at least one year, beginning August 1, 2019. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services,

fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2019.

For the fiscal year ended November 30, 2019, the fund intends to pass through to shareholders foreign source income of $1,921,723 and foreign taxes paid of $111,521, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2019 are $0.3374 and $0.0196, respectively.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91029 2001

Annual Report

November 30, 2019

Non-U.S. Intrinsic Value Fund
Investor Class (ANTUX)
G Class (ANTGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, please visit our website, americancentury.com.

Monetary Policy Pivot Improved Investor Sentiment

The reporting period began on a challenging note. Mounting concerns about slowing global economic and earnings growth, the U.S.-China trade dispute and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which worsened the year-end sell-off among global stocks.

However, a key policy pivot from the Fed in early 2019 helped improve investor attitudes worldwide. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Similar economic concerns kept central banks in Europe and Japan maintaining or expanding their accommodative policies. Additionally, investors’ earlier worst-case fears about trade and corporate earnings generally eased, which also aided stocks.

Volatility reemerged in the spring, when a Brexit stalemate prompted U.K. Prime Minister Theresa May to resign. This news reignited global fears of a no-deal Brexit. However, those worries subsided as Boris Johnson, a staunch Brexit advocate, succeeded May. Meanwhile, U.S.-China trade policy continued to fuel bouts of volatility. In July, growing concerns about global economic risks encouraged the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. Fed easing and a lower interest rate backdrop helped restore investor optimism.

Overall, broad global stock indices advanced for the 12-month period. U.S. stocks generally outperformed non-U.S. stocks, while developed markets broadly outperformed emerging markets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2019
	Ticker Symbol	Since Inception	Inception Date
Investor Class	ANTUX	6.59%	12/6/18
MSCI ACWI ex-U.S. Index	—	14.05%	—
G Class	ANTGX	8.00%	12/6/18
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made December 6, 2018
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2019
Investor Class — $10,659

MSCI ACWI ex-U.S. Index — $11,405

Total Annual Fund Operating Expenses
Investor Class	G Class
1.31%	0.96%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Alvin Polit and Jonathan Veiga

Performance Summary

Non-U.S. Intrinsic Value returned 8.00%* for the period December 6, 2018 (the fund’s inception), through November 30, 2019. The fund’s benchmark, the MSCI ACWI ex-U.S. Index, returned 14.05% over the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Growth outperformed value by a significant margin over the year, acting as a headwind for our deep-value strategy. Against this backdrop, several consumer discretionary holdings detracted from the fund’s performance relative to the benchmark. Lack of exposure to the growth-oriented information technology sector also pressured returns. On the other hand, holdings in the real estate and energy sectors were positive contributors.

Consumer Discretionary and Information Technology Detracted

Within the consumer discretionary sector, Japan-based automobile manufacturer Nissan Motor Co. was a notable detractor. Shares were pressured by several factors, including weak automobile sales, management volatility and concerns that Nissan’s relationship with Renault, a major joint venture partner, may be deteriorating. On a positive note, as a leader in electric vehicles, Nissan is well positioned to benefit from anticipated growth in electric vehicle demand in the coming years, and we believe the shares remain cheap. Moreover, the company has improved its corporate governance structure as it increased board independence and established audit, nomination and compensation committees in 2019.

As the market favored cyclical growth stocks, many of the benchmark’s information technology names turned in strong performance. Therefore, our lack of exposure to the information technology sector detracted from performance. Throughout the history of our strategy, we have had limited exposure to information technology given our aversion to obsolescence risk and short product life cycles that are characteristic of the sector.

Our lack of exposure to several benchmark names in the health care sector weighed on our relative performance. The portfolio’s overweight to financials also hurt, and our position in Germany-based Commerzbank was a notable detractor. The bank’s shares underperformed as its restructuring plan moved at a slower pace than the market expected. Shares were also negatively impacted by persistently low interest rates, departures from the company’s senior management team and news that discussions regarding a potential merger with Deutsche Bank had ended without a deal. Additionally, Germany’s overbanked market has pressured loan rates and limited net interest margins. Despite the challenges, the valuation remains very attractive. We are also encouraged by recently announced efforts to further reduce costs and dispose of the noncore Polish bank operations, which should help further strengthen Commerzbank’s already-strong capital ratios.

*Total returns for periods less than one year are not annualized. All fund returns referenced in this commentary are for G Class shares. G Class returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

4

Real Estate and Energy Contributed

During the reporting period, we held only one name in the real estate sector: Fibra Uno Administracion. This is the largest Mexico-based industrial and office REIT. As interest rates in Mexico declined, the relative attractiveness of this yield-oriented name increased. Shares were also supported by strong financial results and by news that the U.S.-Mexico-Canada trade agreement was progressing.

Energy holding Gazprom was a top individual contributor to performance. The Russia-based natural gas company took steps to improve its corporate governance and become more shareholder friendly. Shares spiked after the company announced plans to increase its dividend.

Kia Motors and Capita were other key contributors. Shares of Kia Motors, an automobile manufacturer based in South Korea, rose on expectations that profits will improve as the company strengthened its sport utility vehicle offerings—a segment that has experienced significant industry growth but where the company had lagged historically. A weaker Korean won also supported shares. Capita, a U.K.-based outsources services provider, rebounded after a period of underperformance due to Brexit uncertainty. Capita is moving away from its noncore businesses, and shares were supported by signs that the company’s restructuring is on track. The company also maintained its full-year guidance.

Portfolio Positioning

The portfolio continues to invest in companies where we believe the fundamentals are not being fully reflected by the market. Our process is conducted purely on a bottom-up basis, but broad themes have emerged.

As of November 30, 2019, consumer discretionary is the portfolio’s largest sector overweight. Our bottom-up research has led us to companies in the sector with strong balance sheets and compelling valuations. Many of these holdings are in automobile-related industries. The portfolio also has a notable overweight to financials. The portfolio’s absolute financials exposure as of the end of the period was close to 30% with the vast majority of that exposure allocated to banks. We hold large, well-capitalized banks selling at valuations that we believe are attractive.

Conversely, the portfolio has a notable underweight to consumer staples, driven by valuation. As we approach what may be the end of an economic cycle, investors have been willing to pay up for companies with more durable revenue streams, driving up valuations in the consumer staples sector. We have found more compelling valuations elsewhere.

On a regional basis, we ended the period with an overweight to Europe. This is due in part to compelling value opportunities that we identified in several European banks. Our bottom-up investment approach has also led us to attractively valued holdings in emerging markets, particularly South Korea, Russia, Mexico and Brazil. However, we ended the period with a modest underweight to emerging markets relative to the benchmark.

Our metrics show that the portfolio remains attractive on both an absolute and relative basis, and on average, the companies we own had more conservative capital structures than the index. We believe these characteristics provide strong upside potential with less downside risk.

5

Fund Characteristics

NOVEMBER 30, 2019
Top Ten Holdings	% of net assets
Sanofi	5.1%
Barclays plc	4.2%
Kingfisher plc	4.1%
Mitsubishi UFJ Financial Group, Inc.	4.1%
Babcock International Group plc	3.8%
Fibra Uno Administracion SA de CV	3.2%
Aegon NV	3.1%
Haseko Corp.	3.0%
BNP Paribas SA	3.0%
Eni SpA	3.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	94.1%
Exchange-Traded Funds	2.7%
Total Equity Exposure	96.8%
Temporary Cash Investments	5.5%
Other Assets and Liabilities	(2.3)%

Investments by Country	% of net assets
Japan	21.2%
United Kingdom	16.1%
France	11.2%
South Korea	8.1%
Netherlands	7.6%
Italy	6.3%
Russia	5.2%
Germany	4.2%
Mexico	3.8%
China	2.9%
Switzerland	2.5%
Brazil	2.3%
Other Countries	2.7%
Exchange-Traded Funds	2.7%
Cash and Equivalents*	3.2%
*Includes temporary cash investments and other assets and liabilities.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expenses Paid During Period(1) 6/1/19 - 11/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,107.50	$6.92	1.31%
G Class	$1,000	$1,115.00	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,018.50	$6.63	1.31%
G Class	$1,000	$1,025.02	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

8

Schedule of Investments

NOVEMBER 30, 2019

	Shares	Value
COMMON STOCKS — 94.1%
Belgium — 1.0%
Ontex Group NV	182,282	$3,465,822
Brazil — 2.3%
Embraer SA ADR	493,281	8,395,643
China — 2.9%
Baidu, Inc. ADR(1)	52,195	6,186,674
PetroChina Co. Ltd., H Shares	9,644,000	4,429,772
		10,616,446
France — 11.2%
BNP Paribas SA	196,385	11,015,409
Renault SA	84,474	4,036,979
Sanofi	198,926	18,541,415
Societe Generale SA	240,258	7,552,220
		41,146,023
Germany — 4.2%
Commerzbank AG	1,217,999	7,065,692
Daimler AG	105,928	5,977,825
Leoni AG(1)	166,891	2,151,896
		15,195,413
Italy — 6.3%
Eni SpA	722,675	10,922,189
Saras SpA	3,536,529	6,224,873
UniCredit SpA	436,551	6,045,040
		23,192,102
Japan — 21.2%
Alfresa Holdings Corp.	120,800	2,499,089
Haseko Corp.	866,300	11,162,043
Hazama Ando Corp.	248,300	2,011,101
Iida Group Holdings Co. Ltd.	264,100	4,700,849
Mazda Motor Corp.	634,400	5,634,621
Mitsubishi UFJ Financial Group, Inc.	2,838,600	15,015,266
Mizuho Financial Group, Inc.	5,677,500	8,787,351
Nippon Television Holdings, Inc.	406,400	5,347,855
Nissan Motor Co. Ltd.	1,642,500	10,200,062
NOK Corp.	101,700	1,594,342
Sumitomo Mitsui Financial Group, Inc.	161,100	5,880,433
Token Corp.	23,000	1,535,662
TV Asahi Holdings Corp.	138,800	2,219,155
Yamazen Corp.	123,300	1,165,939
		77,753,768

9

	Shares	Value
Mexico — 3.8%
Cemex SAB de CV ADR	626,735	$2,337,721
Fibra Uno Administracion SA de CV	7,697,200	11,750,790
		14,088,511
Netherlands — 7.6%
Aegon NV	2,508,113	11,300,796
AerCap Holdings NV(1)	112,946	6,981,192
NN Group NV	76,962	2,952,237
Signify NV	226,519	6,753,700
		27,987,925
Russia — 5.2%
Gazprom PJSC	2,209,293	8,843,575
Surgutneftegas PJSC Preference Shares	18,016,995	10,111,699
		18,955,274
South Korea — 8.1%
Hana Financial Group, Inc.	133,451	4,041,256
Hyundai Mobis Co. Ltd.	41,009	8,510,663
Hyundai Motor Co.	105,223	10,779,311
Hyundai Wia Corp.	36,467	1,642,505
Kia Motors Corp.	130,311	4,774,156
		29,747,891
Spain — 1.7%
Atresmedia Corp. de Medios de Comunicacion SA	353,970	1,528,198
Tecnicas Reunidas SA(1)	196,551	4,788,473
		6,316,671
Switzerland — 2.5%
Credit Suisse Group AG(1)	692,251	9,064,545
United Kingdom — 16.1%
Babcock International Group plc	1,810,083	13,806,644
Barclays plc	6,983,845	15,475,355
Capita plc(1)	4,870,886	9,976,851
Kingfisher plc	5,573,360	15,122,270
Standard Chartered plc (London)	499,209	4,500,890
		58,882,010
TOTAL COMMON STOCKS (Cost $337,038,283)		344,808,044
EXCHANGE-TRADED FUNDS — 2.7%
iShares MSCI EAFE Value ETF (Cost $9,726,146)	202,942	9,992,864
TEMPORARY CASH INVESTMENTS — 5.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.875%, 11/15/20 - 8/15/28, valued at $8,490,470), in a joint trading account at 1.40%, dated 11/29/19, due 12/2/19 (Delivery value $8,332,012)		8,331,040
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 5/15/27, valued at $1,894,777), at 0.65%, dated 11/29/19, due 12/2/19 (Delivery value $1,854,100)		1,854,000

10

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	10,057,687	$10,057,687
TOTAL TEMPORARY CASH INVESTMENTS (Cost $20,242,727)		20,242,727
TOTAL INVESTMENT SECURITIES — 102.3% (Cost $367,007,156)		375,043,635
OTHER ASSETS AND LIABILITIES — (2.3)%		(8,580,809)
TOTAL NET ASSETS — 100.0%		$366,462,826

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	29.7%
Consumer Discretionary	23.9%
Industrials	13.4%
Energy	12.4%
Health Care	5.7%
Communication Services	4.2%
Real Estate	3.2%
Consumer Staples	1.0%
Materials	0.6%
Exchange-Traded Funds	2.7%
Cash and Equivalents*	3.2%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

NOVEMBER 30, 2019
Assets
Investment securities, at value (cost of $367,007,156)	$375,043,635
Foreign currency holdings, at value (cost of $73,969)	73,716
Receivable for capital shares sold	381
Dividends and interest receivable	1,591,746
376,709,478

Liabilities
Disbursements in excess of demand deposit cash	10,051,463
Payable for capital shares redeemed	86,091
Accrued management fees	109,098
10,246,652

Net Assets	$366,462,826

Net Assets Consist of:
Capital (par value and paid-in surplus)	$342,621,167
Distributable earnings	23,841,659
$366,462,826

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$101,933,580	9,602,852	$10.61
G Class, $0.01 Par Value	$264,529,246	24,581,126	$10.76

See Notes to Financial Statements.

12

Statement of Operations

FOR THE PERIOD ENDED NOVEMBER 30, 2019(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,951,112)	$15,616,562
Interest	222,233
15,838,795

Expenses:
Management fees	3,826,369
Directors' fees and expenses	10,797
Other expenses	10,560
3,847,726
Fees waived - G Class	(2,452,973)
1,394,753

Net investment income (loss)	14,444,042

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	3,990,341
Foreign currency translation transactions	(180,266)
3,810,075

Change in net unrealized appreciation (depreciation) on:
Investments	8,036,479
Translation of assets and liabilities in foreign currencies	(19,810)
8,016,669

Net realized and unrealized gain (loss)	11,826,744

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,270,786

(1)	December 6, 2018 (fund inception) through November 30, 2019.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

PERIOD ENDED NOVEMBER 30, 2019(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,444,042
Net realized gain (loss)	3,810,075
Change in net unrealized appreciation (depreciation)	8,016,669
Net increase (decrease) in net assets resulting from operations	26,270,786

Distributions to Shareholders
From earnings:
Investor Class	(491,729)
G Class	(949,592)
Decrease in net assets from distributions	(1,441,321)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	341,633,361

Net increase (decrease) in net assets	366,462,826

Net Assets
End of period	$366,462,826

(1)	December 6, 2018 (fund inception) through November 30, 2019.

See Notes to Financial Statements.

14

Notes to Financial Statements

NOVEMBER 30, 2019

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Non-U.S. Intrinsic Value Fund (formerly NT Non-U.S. Intrinsic Value Fund) (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital appreciation. The fund offers the Investor Class and G Class. All classes of the fund commenced sale on December 6, 2018, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The annual management fee for each class is as follows:

Investor Class	G Class
1.30%	0.00%(1)

(1)	Annual management fee before waiver was 0.95%.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $71,925 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $(20,886) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2019 were $649,433,722 and $306,659,634, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended November 30, 2019(1)
	Shares	Amount
Investor Class/Shares Authorized	130,000,000
Sold	11,270,260	$112,661,064
Issued in reinvestment of distributions	51,009	491,729
Redeemed	(1,718,417)	(16,249,420)
	9,602,852	96,903,373
G Class/Shares Authorized	340,000,000
Sold	29,283,091	292,987,696
Issued in reinvestment of distributions	98,301	949,592
Redeemed	(4,800,266)	(49,207,300)
	24,581,126	244,729,988
Net increase (decrease)	34,183,978	$341,633,361

(1)	December 6, 2018 (fund inception) through November 30, 2019.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$8,395,643	—	—
China	6,186,674	$4,429,772	—
Mexico	2,337,721	11,750,790	—
Netherlands	6,981,192	21,006,733	—
Other Countries	—	283,719,519	—
Exchange-Traded Funds	9,992,864	—	—
Temporary Cash Investments	10,057,687	10,185,040	—
	$43,951,781	$331,091,854	—

The fund may hold financial instruments at their inherent carrying value for financial statement purposes, which approximates fair value. As of period end, the fund’s disbursements in excess of demand deposit cash were classified as Level 2.

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7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

8. Federal Tax Information

On December 17, 2019, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 16, 2019 of $0.1312 for the Investor Class and G Class.

On December 17, 2019, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 16, 2019:

Investor Class	G Class
$0.3224	$0.4671

The tax character of distributions paid during the period December 6, 2018 (fund inception) through November 30, 2019 were as follows:

Distributions Paid From
Ordinary income	$1,441,321
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$370,144,160
Gross tax appreciation of investments	$28,507,689
Gross tax depreciation of investments	(23,608,214)
Net tax appreciation (depreciation) of investments	4,899,475
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(19,810)
Net tax appreciation (depreciation)	$4,879,665
Undistributed ordinary income	$18,961,994

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019(3)	$10.00	0.31	0.34	0.65	(0.04)	$10.61	6.59%	1.31%(4)	3.04%(4)	85%	$101,934
G Class
2019(3)	$10.00	0.43	0.37	0.80	(0.04)	$10.76	8.00%	0.01%(4)(5)	4.34%(4)(5)	85%	$264,529

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	December 6, 2018 (fund inception) through November 30, 2019.

(4)	Annualized.

(5)
The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.96% and 3.39%, respectively.

 See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Non-U.S. Intrinsic Value Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the “Fund”), as of November 30, 2019, and the related statements of operations, changes in net assets, and the financial highlights for the period from December 6, 2018 (fund inception) through November 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Non-U.S. Intrinsic Value Fund of the American Century World Mutual Funds, Inc. as of November 30, 2019, and the results of its operations, the changes in its net assets, and the financial highlights for the period from December 6, 2018 (fund inception) through November 30, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

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In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement. More detailed information about the Fund's performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the

26

management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

27

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2019.

The fund hereby designates $199,053 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2019.

For the fiscal year ended November 30, 2019, the fund intends to pass through to shareholders foreign source income of $17,251,434 and foreign taxes paid of $1,741,713, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2019 are $0.5047 and $0.0510, respectively.

The fund utilized earnings and profits of $987,806 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-95207 2001

Annual Report

November 30, 2019

NT Emerging Markets Fund
G Class (ACLKX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLKX	12.54%	5.70%	5.02%	5/12/06
MSCI Emerging Markets Index	—	7.28%	3.12%	3.33%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2009

Value on November 30, 2019
G Class — $16,324

MSCI Emerging Markets Index — $13,882

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.91%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Sherwin Soo

Performance Summary
NT Emerging Markets returned 12.54%* for the 12 months ended November 30, 2019. The portfolio’s benchmark, the MSCI Emerging Markets Index, returned 7.28% for the same period.
The fund outperformed its benchmark during the period, driven largely by an overweight for most of the year and positive stock selection in the consumer discretionary sector, as well as stock selection in financials. Conversely, holdings in the consumer staples sector had a negative relative impact. Regionally, stock selection in China and, to a lesser extent, Brazil, were key drivers of relative outperformance, while stock choices in South Korea weighed on returns.
Consumer Discretionary Sector Contributed
Holdings in the consumer discretionary sector were the primary drivers of the fund’s underperformance over the 12-month period, where notable contributors included China-based sporting goods company Li Ning, China-based K-12 tutorial service and test preparation course provider New Oriental Education & Technology Group and Brazil-based retailer Magazine Luiza.
Shares of Li Ning benefited from sales growth, driven by increased consumer demand. The company reported strong core profit results on the back of better-than-expected sales and earnings, while higher consensus estimates reflect the retailer’s healthy demand momentum in athleisure apparel. New Oriental Education & Technology’s top-line momentum was strong, driven by online expansion, margin recovery and increased utilization, amid a supportive policy environment. Magazine Luiza’s stock price appreciated amid economic improvement in Brazil, as the retailer reported solid operating results. Growth in gross merchandise volume remains strong in Magazine Luiza’s online channel and brick-and-mortar stores as investments in execution continue to drive traffic higher.
In the financials sector, Taiwan-based leasing company Chailease Holding and Brazil-based stock exchange B3 were key contributors to the fund’s outperformance. Chailease’s stock price gained on improving spread and yield data, driven by asset quality control and business growth in China. Shares of B3 advanced on record high derivatives volume and strong equity volume, amid improving macroeconomic conditions and structurally low policy rates in Brazil.
Investments in the Consumer Staples Sector Detracted
The fund’s consumer staples holdings weighed on relative performance, driven primarily by South Korea-based cosmetics maker Cosmax and India-based personal care company Godrej Consumer Products. Cosmax shares declined amid slowing sales growth in South Korea and declining sales for Cosmax China. Lower forecasts for the firm’s U.S. and China operations also weighed on the stock. Shares of Godrej suffered as domestic sales growth weakened and overseas challenges persisted, particularly weakness in some African markets. We exited positions in Cosmax and Godrej during the period.
Other notable detractors included NMC Health, a U.K.-based private health care operator in Saudi Arabia and the United Arab Emirates with exposure to Abu Dhabi and Dubai, and South Africa-based multinational internet group Naspers. Shares of NMC declined amid concerns over delays in a Saudi joint venture. Further, concerns surrounding the company’s financial health and strategy—which we believe are misplaced—weighed on the stock. Naspers’ shares declined due to the company’s partial spin-off of its global consumer internet group. Initially, the market viewed the spin-off as a risk to Naspers, given the increased complexity of its corporate structure. Lack of exposure to Gazprom, the Russia-based integrated state-owned energy company, also weighed on relative returns.
*Fund returns would have been lower if a portion of the fees had not been waived.

3

Outlook
We continue to believe the long-term case for emerging markets stocks remains strong. Improving growth data, dovish U.S. Federal Reserve policy and reduced geopolitical concerns around both U.S.-China trade tensions and Brexit are expected to provide support for emerging markets stock prices. We’ve also seen a recovery in emerging markets earnings.
The fund continues to invest in companies where we believe fundamentals are improving but share price performance does not fully reflect these factors.
Geographically, we increased our exposure to China, shifting from a relative underweight to the fund’s largest overweight versus the benchmark. We believe the softening of trade rhetoric and a trade agreement between the U.S. and China has helped improve conditions in the country and the region. Our holdings are exposed to domestic consumption or government stimulus policies designed to support domestic growth. Ongoing infrastructure investment and a reduction in the value-added tax should further support consumer activity.
Although Saudi Arabia was added to the benchmark in 2019, we did not have exposure to the market at period-end, making it our largest underweight relative to the benchmark. We also reduced our exposure to India as economic growth slowed over the period.
Consumer discretionary remained the largest relative sector position, and we meaningfully increased our exposure during the period. We believe that urbanization and growth of the middle class, as well as the aspirational spending that goes with them are powerful, long-term drivers. We are finding opportunities in companies positioned for strengthening consumer demand in areas such as sportswear, as well as higher standard-of-living spending such as education, automobiles and travel.
We reduced our exposure to the consumer staples sector, as certain consumer names were pressured amid the ongoing uncertainty around global trade, which drove disappointing results. Materials and energy were the largest relative underweights. Amid commodity volatility and government intervention, sustained earnings acceleration remains challenging for many companies in both sectors. Our holdings represent companies that have earnings catalysts outside commodity prices.
Finally, we significantly increased our information technology position over the last year, shifting from a relative underweight to an overweight versus the benchmark. In our view, the sector is improving based on stabilizing memory prices, stronger-than-expected iPhone 11 sales and accelerated 5G-related demand.

4

Fund Characteristics

NOVEMBER 30, 2019
Top Ten Holdings	% of net assets
Taiwan Semiconductor Manufacturing Co. Ltd.	6.3%
Alibaba Group Holding Ltd. ADR	6.0%
Tencent Holdings Ltd.	5.3%
Samsung Electronics Co. Ltd.	4.0%
HDFC Bank Ltd.	2.5%
Naspers Ltd., N Shares	2.1%
Novatek PJSC GDR	2.0%
New Oriental Education & Technology Group, Inc. ADR	2.0%
Chailease Holding Co. Ltd.	1.9%
GDS Holdings Ltd. ADR	1.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.9%
Temporary Cash Investments	2.7%
Temporary Cash Investments - Securities Lending Collateral	0.6%
Other Assets and Liabilities	(0.2)%

Investments by Country	% of net assets
China	35.1%
Taiwan	10.8%
South Korea	9.5%
Brazil	8.7%
India	7.6%
Russia	4.5%
South Africa	4.1%
Thailand	3.9%
Indonesia	2.9%
Mexico	2.4%
Other Countries	7.4%
Cash and Equivalents*	3.1%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expenses Paid During Period(1) 6/1/19 - 11/30/19	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,090.90	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,025.02	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

NOVEMBER 30, 2019

	Shares	Value
COMMON STOCKS — 96.9%
Argentina — 0.3%
Globant SA(1)	12,398	$1,326,586
Brazil — 8.7%
B3 SA - Brasil Bolsa Balcao	590,900	6,637,977
Banco Bradesco SA ADR	823,258	6,462,575
Cyrela Brazil Realty SA Empreendimentos e Participacoes	699,900	4,420,560
Localiza Rent a Car SA	361,939	3,793,191
Lojas Renner SA	357,540	4,374,560
Magazine Luiza SA	551,588	5,888,886
Pagseguro Digital Ltd., Class A(1)	69,725	2,366,467
TOTVS SA	156,400	2,350,599
WEG SA	189,800	1,331,922
		37,626,737
China — 35.1%
Alibaba Group Holding Ltd. ADR(1)	130,116	26,023,200
Anhui Conch Cement Co. Ltd., H Shares	879,500	5,624,045
Baozun, Inc. ADR(1)	67,535	2,564,304
Brilliance China Automotive Holdings Ltd.	4,648,000	4,798,643
China Construction Bank Corp., H Shares	9,275,000	7,385,342
China Education Group Holdings Ltd.(2)	2,509,000	3,397,937
China Gas Holdings Ltd.	1,669,400	6,207,466
China International Travel Service Corp. Ltd., A Shares	172,987	2,061,703
China Overseas Land & Investment Ltd.	606,000	2,032,467
CIFI Holdings Group Co. Ltd.	7,380,376	5,375,298
CNOOC Ltd.	4,343,000	6,303,929
Country Garden Services Holdings Co. Ltd.	1,096,000	3,542,848
GDS Holdings Ltd. ADR(1)	162,439	7,605,394
Haier Electronics Group Co. Ltd.	850,000	2,362,370
Industrial & Commercial Bank of China Ltd., H Shares	10,313,095	7,355,148
Kweichow Moutai Co. Ltd., A Shares	23,500	3,773,488
Li Ning Co. Ltd.	1,610,000	5,163,364
Luxshare Precision Industry Co. Ltd., A Shares	259,700	1,257,018
New Oriental Education & Technology Group, Inc. ADR(1)	71,127	8,612,057
Ping An Insurance Group Co. of China Ltd., H Shares	618,000	7,003,846
Shenzhou International Group Holdings Ltd.	305,100	4,021,522
TAL Education Group ADR(1)	138,834	6,144,793
Tencent Holdings Ltd.	543,800	23,054,155
		151,670,337
Colombia — 0.7%
Bancolombia SA ADR	60,211	2,906,385
Egypt — 0.8%
Commercial International Bank Egypt S.A.E.	395,253	1,932,130

7

	Shares	Value
Commercial International Bank Egypt S.A.E. GDR	308,178	$1,483,913
		3,416,043
Hungary — 1.1%
OTP Bank Nyrt	102,839	4,837,997
India — 7.6%
Asian Paints Ltd.	86,491	2,056,876
Bajaj Finance Ltd.	49,351	2,802,099
Bata India Ltd.	111,322	2,527,572
HDFC Bank Ltd.	613,825	10,907,550
Indraprastha Gas Ltd.	504,679	2,906,641
Jubilant Foodworks Ltd.	122,044	2,752,725
Larsen & Toubro Ltd.	118,596	2,199,250
Nestle India Ltd.	16,882	3,401,380
Tata Consultancy Services Ltd.	121,149	3,467,450
		33,021,543
Indonesia — 2.9%
Bank Rakyat Indonesia Persero Tbk PT	23,038,400	6,677,208
Telekomunikasi Indonesia Persero Tbk PT	21,166,400	5,881,102
		12,558,310
Mexico — 2.4%
America Movil SAB de CV, Class L ADR	149,554	2,286,681
Grupo Aeroportuario del Centro Norte SAB de CV	484,804	3,220,055
Wal-Mart de Mexico SAB de CV	1,752,415	4,877,842
		10,384,578
Peru — 0.7%
Credicorp Ltd.	13,597	2,871,550
Philippines — 1.3%
Ayala Land, Inc.	6,043,980	5,411,490
Russia — 4.5%
Novatek PJSC GDR	43,854	8,678,481
Sberbank of Russia PJSC ADR (London)	314,330	4,594,707
Yandex NV, A Shares(1)	151,559	6,360,931
		19,634,119
South Africa — 4.1%
Capitec Bank Holdings Ltd.	65,491	6,337,211
Kumba Iron Ore Ltd.	91,219	2,338,314
Naspers Ltd., N Shares	64,267	9,193,199
		17,868,724
South Korea — 9.5%
CJ Logistics Corp.(1)(2)	40,288	5,377,512
Fila Korea Ltd.(2)	124,853	5,454,358
Hotel Shilla Co. Ltd.	31,317	2,249,546
Korea Shipbuilding & Offshore Engineering Co. Ltd.(1)	32,855	3,340,977
Orion Corp/Republic of Korea	29,878	2,605,456
Samsung Electro-Mechanics Co. Ltd.(2)	49,939	4,693,078
Samsung Electronics Co. Ltd.	408,421	17,441,925
		41,162,852

8

	Shares	Value
Taiwan — 10.8%
ASPEED Technology, Inc.	48,000	$1,342,241
Chailease Holding Co. Ltd.	1,820,788	8,157,022
Chroma ATE, Inc.	291,000	1,330,687
Merida Industry Co. Ltd.	343,000	1,968,892
President Chain Store Corp.	243,000	2,434,847
Taiwan Cement Corp.	2,142,301	2,909,209
Taiwan Cement Corp. Preference Shares	142,847	251,877
Taiwan Semiconductor Manufacturing Co. Ltd.	2,700,774	27,114,566
Win Semiconductors Corp.	125,000	1,239,519
		46,748,860
Thailand — 3.9%
Airports of Thailand PCL	1,539,200	3,820,303
CP ALL PCL	2,501,100	6,228,436
Kasikornbank PCL NVDR	396,600	2,033,096
Minor International PCL	1,954,900	2,488,940
Muangthai Capital PCL	1,086,500	2,164,578
		16,735,353
Turkey — 0.6%
BIM Birlesik Magazalar AS	296,836	2,373,037
United Arab Emirates — 0.9%
First Abu Dhabi Bank PJSC	890,219	3,686,773
United Kingdom — 1.0%
Network International Holdings plc(1)	192,346	1,440,201
NMC Health plc(2)	95,183	3,085,565
		4,525,766
TOTAL COMMON STOCKS (Cost $307,006,778)		418,767,040
TEMPORARY CASH INVESTMENTS — 2.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.875%, 11/15/20 - 8/15/28, valued at $9,630,087), in a joint trading account at 1.40%, dated 11/29/19, due 12/2/19 (Delivery value $9,450,359)		9,449,257
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 5/15/27, valued at $2,146,018), at 0.65%, dated 11/29/19, due 12/2/19 (Delivery value $2,103,114)		2,103,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $11,552,257)		11,552,257
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $2,410,349)	2,410,349	2,410,349
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $320,969,384)		432,729,646
OTHER ASSETS AND LIABILITIES — (0.2)%		(734,083)
TOTAL NET ASSETS — 100.0%		$431,995,563

9

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	24.6%
Financials	22.2%
Information Technology	16.9%
Communication Services	8.7%
Industrials	6.2%
Consumer Staples	5.9%
Energy	3.5%
Materials	3.1%
Real Estate	3.0%
Utilities	2.1%
Health Care	0.7%
Cash and Equivalents*	3.1%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $7,952,187. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)
Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $8,382,514, which includes securities collateral of $5,972,165.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

NOVEMBER 30, 2019
Assets
Investment securities, at value (cost of $318,559,035) — including $7,952,187 of securities on loan	$430,319,297
Investment made with cash collateral received for securities on loan, at value (cost of $2,410,349)	2,410,349
Total investment securities, at value (cost of $320,969,384)	432,729,646
Cash	6,909
Foreign currency holdings, at value (cost of $571,962)	575,007
Receivable for investments sold	954,499
Receivable for capital shares sold	78
Dividends and interest receivable	96,113
Securities lending receivable	9,127
Other assets	34,533
434,405,912

Liabilities
Payable for collateral received for securities on loan	2,410,349

Net Assets	$431,995,563

G Class Capital Shares, $0.01 Par Value
Shares authorized	510,000,000
Shares outstanding	37,494,496

Net Asset Value Per Share	$11.52

Net Assets Consist of:
Capital (par value and paid-in surplus)	$331,153,675
Distributable earnings	100,841,888
$431,995,563

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED NOVEMBER 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,001,110)	$11,965,712
Securities lending, net	117,290
Interest	106,507
12,189,509

Expenses:
Management fees	3,909,466
Directors' fees and expenses	13,448
Other expenses	28,683
3,951,597
Fees waived	(3,909,466)
42,131

Net investment income (loss)	12,147,378

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(19,725,545)
Foreign currency translation transactions	(344,340)
(20,069,885)

Change in net unrealized appreciation (depreciation) on:
Investments	60,259,456
Translation of assets and liabilities in foreign currencies	(3,539)
60,255,917

Net realized and unrealized gain (loss)	40,186,032

Net Increase (Decrease) in Net Assets Resulting from Operations	$52,333,410

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2019 AND NOVEMBER 30, 2018
Increase (Decrease) in Net Assets	November 30, 2019	November 30, 2018
Operations
Net investment income (loss)	$12,147,378	$7,969,662
Net realized gain (loss)	(20,069,885)	30,175,004
Change in net unrealized appreciation (depreciation)	60,255,917	(98,668,819)
Net increase (decrease) in net assets resulting from operations	52,333,410	(60,524,153)

Distributions to Shareholders
From earnings	(36,104,267)	(52,688,830)

Capital Share Transactions
Proceeds from shares sold	100,536,971	83,983,869
Proceeds from reinvestment of distributions	36,104,267	52,688,830
Payments for shares redeemed	(123,853,000)	(101,975,535)
Net increase (decrease) in net assets from capital share transactions	12,788,238	34,697,164

Net increase (decrease) in net assets	29,017,381	(78,515,819)

Net Assets
Beginning of period	402,978,182	481,494,001
End of period	$431,995,563	$402,978,182

Transactions in Shares of the Fund
Sold	9,172,751	6,690,534
Issued in reinvestment of distributions	3,643,216	3,988,864
Redeemed	(11,328,492)	(7,781,471)
Net increase (decrease) in shares of the fund	1,487,475	2,897,927

See Notes to Financial Statements.

13

Notes to Financial Statements

NOVEMBER 30, 2019

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its securities.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The

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lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$2,410,349	—	—	—	$2,410,349
Gross amount of recognized liabilities for securities lending transactions					$2,410,349

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 99% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.90%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The annual management fee for the period ended November 30, 2019 was 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $157,209 and there were no interfund sales.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2019 were $215,340,575 and $242,391,180, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Argentina	$1,326,586	—	—
Brazil	8,829,042	$28,797,695	—
China	50,949,748	100,720,589	—
Colombia	2,906,385	—	—
Mexico	2,286,681	8,097,897	—
Peru	2,871,550	—	—
Russia	6,360,931	13,273,188	—
Other Countries	—	192,346,748	—
Temporary Cash Investments	—	11,552,257	—
Temporary Cash Investments - Securities Lending Collateral	2,410,349	—	—
	$77,941,272	$354,788,374	—

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

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7. Federal Tax Information

On December 17, 2019, the fund declared and paid per-share distributions of $0.3268 from net investment income to shareholders of record on December 16, 2019.

The tax character of distributions paid during the years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$5,981,675	$7,802,142
Long-term capital gains	$30,122,592	$44,886,688

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$323,304,493
Gross tax appreciation of investments	$119,100,136
Gross tax depreciation of investments	(9,674,983)
Net tax appreciation (depreciation) of investments	109,425,153
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(13,739)
Net tax appreciation (depreciation)	$109,411,414
Undistributed ordinary income	$11,797,802
Accumulated short-term capital losses	$(20,367,328)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2019	$11.19	0.31	0.94	1.25	(0.15)	(0.77)	(0.92)	$11.52	12.54%	0.01%	0.91%	2.80%	1.90%	50%	$431,996
2018	$14.54	0.23	(2.00)	(1.77)	(0.14)	(1.44)	(1.58)	$11.19	(13.75)%	0.01%	0.95%	1.78%	0.84%	66%	$402,978
2017	$10.27	0.09	4.26	4.35	(0.08)	—	(0.08)	$14.54	42.75%	0.69%	1.25%	0.74%	0.18%	56%	$481,494
2016	$9.75	0.05	0.50	0.55	(0.03)	—	(0.03)	$10.27	5.68%	1.18%	1.18%	0.53%	0.53%	75%	$394,433
2015	$10.84	0.05	(1.12)	(1.07)	(0.02)	—	(0.02)	$9.75	(9.88)%	1.24%	1.24%	0.49%	0.49%	61%	$372,802

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Emerging Markets Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the "Fund"), as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Emerging Markets Fund of the American Century World Mutual Funds, Inc. as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

24

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading

25

activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

26

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2019.

The fund hereby designates $30,122,592, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2019.

For the fiscal year ended November 30, 2019, the fund intends to pass through to shareholders foreign source income of $12,966,822 and foreign taxes paid of $965,960, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2019 are $0.3458 and $0.0258, respectively.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91023 2001

Annual Report

November 30, 2019

NT International Growth Fund
G Class (ACLNX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLNX	18.27%	5.42%	6.92%	5/12/06
MSCI EAFE Index	—	12.44%	4.26%	5.31%	—
MSCI EAFE Growth Index	—	18.36%	6.35%	6.85%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2009

Value on November 30, 2019
G Class — $19,535

MSCI EAFE Index — $16,786

MSCI EAFE Growth Index — $19,412

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.82%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Manager: Raj Gandhi and Jim Zhao
Performance Summary
NT International Growth returned 18.27%* for the fiscal year ended November 30, 2019, compared with the 12.44% return of its benchmark, the MSCI EAFE Index.
Stock selection in a broad range of sectors contributed to the fund’s outperformance, including financials and health care as well as positioning in information technology and investments in communication services. Positioning in consumer staples detracted slightly. From a geographic perspective, holdings in Japan, positioning in China and investments in the U.K. benefited returns.

Non-U.S. equity markets experienced significant volatility during the period amid global economic uncertainty and U.S.-China trade tensions. Global stocks staged several rallies in the first half of 2019 as U.S. interest rate hikes paused and corporate earnings reports exceeded lowered expectations. Markets gave back some of the gains in the second half as signs of slowing economic growth and escalation of trade disputes dampened investor appetite for risk. Toward the end of the period, stocks rebounded on encouraging earnings reports, anticipation of a U.S.-China trade deal and improved prospects for an orderly Brexit.

Select Stocks Advanced Strongly Despite Broad Economic Unease
Selective investments within financials propelled fund returns. Stock of London Stock Exchange Group (LSEG) outperformed for the year, driven by strength in the company’s security clearing and data businesses, which have benefited from demand for clearing of new security classes, increased use of quantitative investment approaches and demand for market data from its Russell division. LSEG’s stock also benefited from news of the company’s proposed acquisition of financial data and technology firm Refinitiv. We believe the acquisition will enhance LSEG’s offerings for two of the strongest trends in financial markets: electronification of trading and demand for data.

Among health care stocks, blood plasma company CSL contributed to outperformance. The company’s leading position within the immunoglobulin market supported growth in a year that saw competitors suffer from shortages and disruptions. CSL has invested heavily in its plasma collection centers, which should help it to maintain its market share gains. Investors drove the stock higher as management reiterated the firm’s strong growth prospects for 2020.

Cellnex Telecom ranked among the top individual contributors. The European tower company gained significant market share in the past year, which drove better-than-expected earnings and propelled the stock higher. Announcement of an acquisition that should advance the company’s consolidation plans also boosted the stock. Cellnex continued to benefit from the increased use of data in Europe, the sale and leaseback of towers to cellular operators and the expansion of existing sites by adding more tenants.

ANTA Sports Products further boosted returns. The shoe and apparel company’s stock posted significant gains for the year on better-than-expected results demonstrating strong revenue and profit growth. Strength in FILA merchandise, for which ANTA owns marketing rights in China, drove the upside revenue surprise. Ongoing strength in mass-market demand continued to benefit ANTA brands in general.

*Fund returns would have been lower if a portion of the fees had not been waived.

3

On the downside, Canada Goose Holdings detracted from the fund’s performance. Stock of the apparel manufacturer and retailer weakened during the year as the market reacted to transitory issues, which caused volatility in short-term earnings results. We believe the long-term story remains intact as Canada Goose retains a strong brand presence, is migrating its model away from wholesale toward higher-margin retail and online business and is entering new markets with its own stores.

Portfolio Positioning
We remain focused on our disciplined, bottom-up process aimed at identifying companies with accelerating, sustainable growth. In a tougher environment for earnings growth, we are looking for companies whose growth does not depend on economic improvement. As a result of this selection process, information technology was the fund’s largest overweight position relative to the benchmark at period-end. We are invested in companies that benefit from secular and structural growth drivers, including the ongoing shift to digital and increased corporate spending on technology to increase efficiency and enhance competitive position. The fund remains overweight in consumer discretionary. Consumer spending has remained strong, particularly in the U.S., supported by strong employment data, and in China, where demand for premium products remains solid. We remain underweight in financials, particularly banks, due to the pressures of a low interest rate environment. However, we are finding nonbank opportunities, including financial exchanges, data providers and select insurance companies benefiting from improved pricing trends in the property and casualty business.

The fund’s largest regional exposure is in Europe. We remain underweight in Japan and Asia in general, as they have more exposure to global trade and cyclical weakness than other markets.

4

Fund Characteristics

NOVEMBER 30, 2019
Top Ten Holdings	% of net assets
Nestle SA	4.1%
AIA Group Ltd.	3.0%
CSL Ltd.	2.8%
AstraZeneca plc	2.5%
Novartis AG	2.1%
Keyence Corp.	2.0%
Cellnex Telecom SA	1.9%
Recruit Holdings Co. Ltd.	1.7%
Schneider Electric SE	1.7%
ASML Holding NV	1.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.4%
Temporary Cash Investments	0.9%
Temporary Cash Investments - Securities Lending Collateral	0.7%
Other Assets and Liabilities	(1.0)%

Investments by Country	% of net assets
Japan	17.3%
Switzerland	13.1%
France	10.0%
United Kingdom	9.6%
Germany	5.6%
Australia	5.4%
China	4.6%
Netherlands	4.5%
Sweden	4.1%
Canada	3.8%
Hong Kong	3.5%
Spain	3.4%
Ireland	2.9%
Denmark	2.6%
Other Countries	9.0%
Cash and Equivalents*	0.6%
* Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expenses Paid During Period(1) 6/1/19 - 11/30/19	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,122.40	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,025.02	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

NOVEMBER 30, 2019

	Shares	Value
COMMON STOCKS — 99.4%
Australia — 5.4%
Aristocrat Leisure Ltd.	274,720	$6,304,202
Atlassian Corp. plc, Class A(1)	28,940	3,678,563
CSL Ltd.	121,950	23,452,509
Treasury Wine Estates Ltd.	870,090	11,030,870
		44,466,144
Austria — 0.9%
Erste Group Bank AG(1)	208,174	7,447,702
Belgium — 1.3%
KBC Group NV	150,360	10,946,922
Brazil — 1.1%
Localiza Rent a Car SA	390,020	4,087,485
Magazine Luiza SA	489,599	5,227,077
		9,314,562
Canada — 3.8%
Alimentation Couche-Tard, Inc., B Shares	272,270	8,949,265
Canada Goose Holdings, Inc.(1)(2)	198,510	7,573,156
Canadian Pacific Railway Ltd.	26,100	6,216,803
Intact Financial Corp.	85,970	8,859,770
		31,598,994
China — 4.6%
Alibaba Group Holding Ltd. ADR(1)	61,570	12,314,000
ANTA Sports Products Ltd.	523,000	4,916,808
GDS Holdings Ltd. ADR(1)	178,160	8,341,451
TAL Education Group ADR(1)	119,990	5,310,758
Tencent Holdings Ltd.	163,900	6,948,466
		37,831,483
Denmark — 2.6%
Carlsberg A/S, B Shares	29,060	4,177,892
DSV Panalpina A/S	80,932	8,806,328
Novo Nordisk A/S, B Shares	144,770	8,129,763
		21,113,983
Finland — 1.4%
Neste Oyj	330,650	11,181,738
France — 10.0%
Airbus SE	64,450	9,464,378
Danone SA	77,380	6,368,728
Dassault Systemes SE	43,880	6,907,906
Edenred	120,475	5,977,891
LVMH Moet Hennessy Louis Vuitton SE	23,280	10,436,547
Peugeot SA	210,560	5,081,088

7

	Shares	Value
Schneider Electric SE	146,970	$14,173,042
Teleperformance	28,240	6,685,018
TOTAL SA	156,620	8,222,833
Valeo SA	229,560	9,033,277
		82,350,708
Germany — 5.6%
adidas AG	30,110	9,381,044
Infineon Technologies AG	493,814	10,548,280
Puma SE	72,500	5,450,251
SAP SE	82,280	11,200,067
Symrise AG	104,030	10,091,205
		46,670,847
Hong Kong — 3.5%
AIA Group Ltd.	2,502,200	25,064,905
Hong Kong Exchanges & Clearing Ltd.	128,900	4,073,544
		29,138,449
Hungary — 0.5%
OTP Bank Nyrt	84,917	3,994,868
India — 0.7%
HDFC Bank Ltd.	327,890	5,826,541
Indonesia — 0.7%
Bank Central Asia Tbk PT	2,628,300	5,847,836
Ireland — 2.9%
CRH plc	235,092	8,987,385
ICON plc(1)	32,710	5,336,964
Kerry Group plc, A Shares	72,520	9,313,729
		23,638,078
Italy — 1.1%
Nexi SpA(1)	336,146	3,963,375
Prysmian SpA	236,220	5,382,439
		9,345,814
Japan — 17.3%
Daikin Industries Ltd.	40,200	5,793,155
Fast Retailing Co. Ltd.	13,500	8,236,385
GMO Payment Gateway, Inc.	65,700	4,659,632
Hoya Corp.	144,300	13,175,228
Keyence Corp.	47,600	16,309,598
MonotaRO Co. Ltd.	324,900	9,159,039
Murata Manufacturing Co. Ltd.	212,200	12,320,051
Nidec Corp.	59,900	8,878,690
Obic Co. Ltd.	46,600	6,194,042
Pan Pacific International Holdings Corp.	664,400	10,776,076
Recruit Holdings Co. Ltd.	396,000	14,356,140
Shimadzu Corp.	247,100	7,473,148
Shiseido Co. Ltd.	117,300	8,474,753

8

	Shares	Value
Sysmex Corp.	101,400	$7,038,830
Terumo Corp.	288,000	10,124,280
		142,969,047
Netherlands — 4.5%
Adyen NV(1)	11,620	8,907,728
ASML Holding NV	51,670	14,043,005
Koninklijke DSM NV	108,550	13,898,477
		36,849,210
Poland — 0.2%
Bank Polska Kasa Opieki SA	57,890	1,548,857
Spain — 3.4%
Cellnex Telecom SA	371,217	15,943,783
Iberdrola SA	1,224,200	12,039,776
		27,983,559
Sweden — 4.1%
Atlas Copco AB, A Shares	189,080	6,923,313
Hexagon AB, B Shares	181,520	10,255,654
Lundin Petroleum AB	226,550	6,989,728
Telefonaktiebolaget LM Ericsson, B Shares	1,105,640	9,977,270
		34,145,965
Switzerland — 13.1%
Lonza Group AG(1)	38,910	13,210,875
Nestle SA	325,570	33,835,400
Novartis AG	191,980	17,698,623
Partners Group Holding AG	10,720	9,037,160
Sika AG	49,965	8,692,537
Straumann Holding AG	7,510	7,222,748
Temenos AG(1)	51,920	7,866,968
Zurich Insurance Group AG	28,230	11,071,184
		108,635,495
Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	939,000	9,427,141
United Kingdom — 9.6%
ASOS plc(1)	96,410	3,978,260
AstraZeneca plc	217,730	21,015,441
B&M European Value Retail SA	1,550,866	7,583,259
Burberry Group plc	342,300	9,289,129
Ferguson plc	75,910	6,595,012
Fevertree Drinks plc	176,750	4,995,233
London Stock Exchange Group plc	148,950	13,233,235
Melrose Industries plc	4,348,780	12,901,014
		79,590,583
TOTAL COMMON STOCKS (Cost $633,028,258)		821,864,526

9

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.875%, 11/15/20 - 8/15/28, valued at $6,520,071), in a joint trading account at 1.40%, dated 11/29/19, due 12/2/19 (Delivery value $6,398,386)		$6,397,640
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 5/15/27, valued at $1,455,105), at 0.65%, dated 11/29/19, due 12/2/19 (Delivery value $1,424,077)		1,424,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,821,640)		7,821,640
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $5,760,807)	5,760,807	5,760,807
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $646,610,705)		835,446,973
OTHER ASSETS AND LIABILITIES — (1.0)%		(8,296,100)
TOTAL NET ASSETS — 100.0%		$827,150,873

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	18.4%
Health Care	15.3%
Industrials	15.1%
Consumer Discretionary	14.7%
Financials	12.9%
Consumer Staples	10.5%
Materials	5.0%
Energy	3.3%
Communication Services	2.7%
Utilities	1.5%
Cash and Equivalents*	0.6%
* Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $6,984,044. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)
Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $7,162,696, which includes securities collateral of $1,401,889.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

NOVEMBER 30, 2019
Assets
Investment securities, at value (cost of $640,849,898) — including $6,984,044 of securities on loan	$829,686,166
Investment made with cash collateral received for securities on loan, at value (cost of $5,760,807)	5,760,807
Total investment securities, at value (cost of $646,610,705)	835,446,973
Cash	4,518
Foreign currency holdings, at value (cost of $334,171)	323,325
Receivable for investments sold	1,657,498
Dividends and interest receivable	1,384,701
Securities lending receivable	2,914
Other assets	12,925
838,832,854

Liabilities
Payable for collateral received for securities on loan	5,760,807
Payable for capital shares redeemed	5,793,536
Accrued foreign taxes	127,638
11,681,981

Net Assets	$827,150,873

G Class Capital Shares, $0.01 Par Value
Shares authorized	1,000,000,000
Shares outstanding	72,750,439
Net Asset Value Per Share	$11.37

Net Assets Consist of:
Capital (par value and paid-in surplus)	$619,777,550
Distributable earnings	207,373,323
$827,150,873

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED NOVEMBER 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,360,557)	$13,152,507
Interest (net of foreign taxes withheld of $145)	110,537
Securities lending, net	21,294
13,284,338

Expenses:
Management fees	6,819,203
Directors' fees and expenses	25,692
Other expenses	62,725
6,907,620
Fees waived	(6,819,203)
88,417

Net investment income (loss)	13,195,921

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(331))	17,307,484
Foreign currency translation transactions	(146,571)
17,160,913

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(107,593))	107,615,998
Translation of assets and liabilities in foreign currencies	(25,198)
107,590,800

Net realized and unrealized gain (loss)	124,751,713

Net Increase (Decrease) in Net Assets Resulting from Operations	$137,947,634

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2019 AND NOVEMBER 30, 2018
Increase (Decrease) in Net Assets	November 30, 2019	November 30, 2018
Operations
Net investment income (loss)	$13,195,921	$17,150,265
Net realized gain (loss)	17,160,913	91,980,493
Change in net unrealized appreciation (depreciation)	107,590,800	(172,890,172)
Net increase (decrease) in net assets resulting from operations	137,947,634	(63,759,414)

Distributions to Shareholders
From earnings	(108,218,409)	(46,157,333)

Capital Share Transactions
Proceeds from shares sold	25,530,950	91,937,445
Proceeds from reinvestment of distributions	108,218,409	46,157,333
Payments for shares redeemed	(232,567,170)	(171,783,307)
Net increase (decrease) in net assets from capital share transactions	(98,817,811)	(33,688,529)

Net increase (decrease) in net assets	(69,088,586)	(143,605,276)

Net Assets
Beginning of period	896,239,459	1,039,844,735
End of period	$827,150,873	$896,239,459

Transactions in Shares of the Fund
Sold	2,530,857	7,621,342
Issued in reinvestment of distributions	11,892,133	3,761,239
Redeemed	(22,184,342)	(13,568,888)
Net increase (decrease) in shares of the fund	(7,761,352)	(2,186,307)

See Notes to Financial Statements.

13

Notes to Financial Statements

NOVEMBER 30, 2019

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign tax withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$5,760,807	—	—	—	$5,760,807
Gross amount of recognized liabilities for securities lending transactions					$5,760,807

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of International Growth Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.700% to 1.150%. The investment advisor agreed to waive the fund’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended November 30, 2019 was 0.83% before waiver and 0.00% after waiver.

16

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $1,053,070 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2019 were $579,683,031 and $762,704,636, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$3,678,563	$40,787,581	—
Canada	7,573,156	24,025,838	—
China	25,966,209	11,865,274	—
Ireland	5,336,964	18,301,114	—
Other Countries	—	684,329,827	—
Temporary Cash Investments	—	7,821,640	—
Temporary Cash Investments - Securities Lending Collateral	5,760,807	—	—
	$48,315,699	$787,131,274	—

17

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

7. Federal Tax Information

On December 17, 2019, the fund declared and paid per-share distributions of $0.0657 and $0.1719 from net realized gains and net investment income, respectively to shareholders of record on December 16, 2019.

The tax character of distributions paid during the years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$16,694,228	$15,877,581
Long-term capital gains	$91,524,181	$30,279,752

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$649,343,017
Gross tax appreciation of investments	$190,042,579
Gross tax depreciation of investments	(3,938,623)
Net tax appreciation (depreciation) of investments	186,103,956
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(167,412)
Net tax appreciation (depreciation)	$185,936,544
Undistributed ordinary income	$12,387,328
Accumulated long-term gains	$9,049,451

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2019	$11.13	0.17	1.50	1.67	(0.22)	(1.21)	(1.43)	$11.37	18.27%	0.01%	0.84%	1.60%	0.77%	70%	$827,151
2018	$12.57	0.22	(1.09)	(0.87)	(0.20)	(0.37)	(0.57)	$11.13	(7.35)%	0.01%	0.82%	1.75%	0.94%	71%	$896,239
2017	$9.61	0.14	2.91	3.05	(0.09)	—	(0.09)	$12.57	32.02%	0.61%	0.91%	1.26%	0.96%	57%	$1,039,845
2016	$10.95	0.10	(1.02)	(0.92)	(0.08)	(0.34)	(0.42)	$9.61	(8.69)%	0.98%	0.98%	0.98%	0.98%	69%	$845,423
2015	$11.58	0.08	(0.26)	(0.18)	(0.05)	(0.40)	(0.45)	$10.95	(1.44)%	0.97%	0.97%	0.69%	0.69%	83%	$795,985

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Growth Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the "Fund"), as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT International Growth Fund of the American Century World Mutual Funds, Inc. as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

23

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

24

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods and below its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading

25

activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

26

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2019.

The fund hereby designates $91,616,753, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2019.

For the fiscal year ended November 30, 2019, the fund intends to pass through to shareholders foreign source income of $14,513,064 and foreign taxes paid of $1,339,683, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2019 are $0.1995 and $0.0184, respectively.

The fund utilized earnings and profits of $231,100 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91024 2001

Annual Report

November 30, 2019

NT International Small-Mid Cap Fund
Investor Class (ANTSX)
G Class (ANTMX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANTSX	13.13%	5.50%	3/19/15
MSCI EAFE Small Cap Index	—	12.01%	7.41%	—
G Class	ANTMX	14.77%	6.38%	3/19/15
G Class returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2019
Investor Class — $12,863

MSCI EAFE Small Cap Index — $13,997

Total Annual Fund Operating Expenses
Investor Class	G Class
1.47%	1.12%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Trevor Gurwich, Federico Laffan and Pratik Patel

Performance Summary

NT International Small-Mid Cap returned 14.77%* for the 12 months ended November 30, 2019, outperforming the MSCI EAFE Small Cap Index, which returned 12.01% for the same period.

Positive corporate earnings news and a shift to more accommodative monetary policy by major central banks helped non-U.S. small- and mid-cap stocks end the 12-month period with strong positive performance despite uncertainty over the global economic outlook and trade policies. The fund outperformed the index, assisted by positive stock selection, especially in the information technology and financials sectors. An overweight in information technology also contributed. Stock selection in consumer discretionary and an underweight and stock selection in real estate detracted. From a geographic perspective, investments in the U.K. contributed, while holdings in Canada detracted.

Information Technology Stocks Contributed

Stock selection in information technology helped drive the fund’s relative outperformance, due in part to our focus on companies capitalizing on the growth in cloud computing, e-commerce, electronic payments, 5G communications and data centers. Lasertec, a leading contributor, makes advanced laser equipment used in semiconductor manufacturing. It reported strong revenue and earnings growth, as it capitalized on an improving outlook for the global semiconductor industry. Barco, another contributor, is a global supplier of digital imaging and projecting technology. The stock surged higher after the company reported solid first-quarter growth, boosted by gains in its entertainment division and strong demand trends for its ClickShare wireless presentation system.

While overall stock selection in the materials sector detracted from relative performance, gold producer Kirkland Lake Gold was a strong positive contributor. The stock rose as the company reported increased production and strong earnings growth. Elsewhere in the portfolio, media company Entertainment One was a standout contributor. The stock surged higher in August after the company received an acquisition offer from toymaker Hasbro. This offer was priced at a substantial premium to the stock’s previous closing price, and we sold our position, taking our profits.

Several Materials Stocks were Notable Detractors

Canada Goose Holdings, a global manufacturer and distributor of luxury down coats, was a prominent detractor from relative performance. The stock fell sharply in the second quarter after the company reported weaker-than-expected revenue growth. More recently, it has faced concerns over the strength of its wholesale business and the impact of Hong Kong protests on consumer spending. However, we remain optimistic about the company’s long-term revenue growth potential as it expands its store base and broadens into new product areas such as footwear.

Economic uncertainty acted as headwinds for several materials stocks, including copper and zinc mining company Hudbay Minerals and AMG Advanced Metallurgical Group, a producer of specialty metals and metallurgical vacuum furnace systems. After strong performance early in 2019,

*All fund returns referenced in this commentary are for G Class shares. G Class returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Hudbay’s stock sold off in the second quarter after a decline in copper prices and lower production resulted in weaker-than-expected revenue growth and a first-quarter loss. Our concerns over the impact of global economic uncertainty on Hudbay’s earnings outlook led us to exit the position. We also liquidated our holdings in AMG. The stock dropped sharply in July after the company reported a year-over-year revenue decline and lower earnings and guidance, due in part to weaker specialty metal prices.

Outlook

The fund continues to invest in non-U.S. small- and mid-cap companies we believe are demonstrating accelerating and sustainable growth. Our stock selection process continues to drive our sector and country allocations, and it led to increased exposure to information technology, our largest sector overweight. We continued to focus on companies we expect to benefit from long-term growth drivers such as expansion of cloud computing and e-commerce. The fund is also overweight in health care, consumer staples and industrials. We added to our industrials exposure, focusing on companies we believe offer sustainable and accelerating earnings growth, for example, in the commercial services and supplies and machinery industries. Conversely, we significantly reduced our weighting in materials because of our concerns over global economic uncertainty. Materials ended the period as a notable relative underweight. Real estate and communication services are also underweights due to a relative lack of compelling investment opportunities we found in those sectors.

From a regional standpoint, our bottom-up process led to an overweight in Europe, and we added to our European exposure as our outlook for European small-cap earnings remains healthy despite moderating economic growth. The fund remains overweight in North America, specifically Canada. Stock selection led to an underweight in Asia, including Japan, given uncertainty due in part to the economic effects of ongoing trade conflicts and Japan’s recent consumer tax increase.

4

Fund Characteristics

NOVEMBER 30, 2019
Top Ten Holdings	% of net assets
Teleperformance	2.1%
Intermediate Capital Group plc	2.1%
Barco NV	1.7%
UNITE Group plc (The)	1.7%
Loomis AB, B Shares	1.7%
Avast plc	1.6%
SOITEC	1.5%
HelloFresh SE	1.5%
Orix JREIT, Inc.	1.5%
Fastighets AB Balder, B Shares	1.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	100.0%
Rights	—*
Total Equity Exposure	100.0%
Temporary Cash Investments	0.5%
Temporary Cash Investments - Securities Lending Collateral	0.9%
Other Assets and Liabilities	(1.4)%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
Japan	24.2%
United Kingdom	18.2%
France	9.0%
Canada	8.5%
Germany	6.9%
Sweden	6.8%
Australia	4.6%
Switzerland	4.6%
Norway	2.8%
Italy	2.8%
Belgium	2.8%
Netherlands	2.3%
Other Countries	6.5%
Cash and Equivalents*	—**
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.
**Category is less than 0.05% of total net assets.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expenses Paid During Period(1) 6/1/19 - 11/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,090.40	$7.76	1.48%
G Class	$1,000	$1,097.90	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,017.65	$7.49	1.48%
G Class	$1,000	$1,025.02	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

NOVEMBER 30, 2019

	Shares	Value
COMMON STOCKS — 100.0%
Australia — 4.6%
Afterpay Touch Group Ltd.(1)	135,548	$2,894,962
Breville Group Ltd.	74,340	865,581
Jumbo Interactive Ltd.(2)	244,441	3,391,174
Saracen Mineral Holdings Ltd.(1)	1,150,898	2,396,588
Seven Group Holdings Ltd.(2)	362,215	4,702,945
WiseTech Global Ltd.(2)	65,799	1,213,315
		15,464,565
Belgium — 2.8%
Argenx SE(1)(2)	24,243	3,602,452
Barco NV	24,562	5,666,427
		9,268,879
Canada — 8.5%
ATS Automation Tooling Systems, Inc.(1)	122,246	1,812,109
Badger Daylighting Ltd.	25,911	708,100
BRP, Inc.	73,626	3,657,743
Canada Goose Holdings, Inc.(1)	51,743	1,973,995
Colliers International Group, Inc.	38,253	2,766,092
Descartes Systems Group, Inc. (The)(1)	73,556	3,149,236
ECN Capital Corp.	616,601	2,065,704
Element Fleet Management Corp.	95,811	826,616
FirstService Corp.	28,675	2,753,085
Gibson Energy, Inc.	178,089	3,341,096
Kirkland Lake Gold Ltd.	54,691	2,292,551
TFI International, Inc.	89,357	2,946,500
		28,292,827
Finland — 1.0%
Valmet Oyj	149,881	3,352,625
France — 9.0%
Alten SA	25,567	2,951,522
Cie Plastic Omnium SA	95,457	2,591,266
Euronext NV	53,571	4,044,791
Gaztransport Et Technigaz SA	11,090	979,512
Korian SA	108,848	4,786,088
Nexity SA	48,122	2,424,776
SOITEC(1)	47,694	5,040,302
Teleperformance	29,998	7,101,174
		29,919,431
Germany — 6.9%
Evotec SE(1)(2)	86,507	1,917,024
HelloFresh SE(1)	244,362	4,862,861
Isra Vision AG	37,422	1,598,360

7

	Shares	Value
MorphoSys AG(1)	29,282	$3,618,536
Rheinmetall AG	24,540	2,613,135
Sixt SE	17,446	1,651,985
Stroeer SE & Co. KGaA	33,296	2,602,729
Varta AG(1)	31,672	4,048,348
		22,912,978
Hong Kong — 1.6%
Ausnutria Dairy Corp. Ltd.(1)	1,180,000	1,464,983
Man Wah Holdings Ltd.	2,115,200	1,526,993
Melco International Development Ltd.	337,000	826,696
Minth Group Ltd.	464,000	1,594,723
		5,413,395
Israel — 1.7%
Kornit Digital Ltd.(1)(2)	102,971	3,511,311
Nova Measuring Instruments Ltd.(1)	59,370	2,144,444
		5,655,755
Italy — 2.8%
Amplifon SpA	103,378	3,025,620
Autogrill SpA	165,768	1,771,075
FinecoBank Banca Fineco SpA	368,717	4,571,372
		9,368,067
Japan — 24.2%
Anritsu Corp.	206,600	3,935,312
Ariake Japan Co. Ltd.	27,600	1,967,978
Aruhi Corp.	167,700	3,813,947
Cosmos Pharmaceutical Corp.	17,000	3,428,386
Fancl Corp.	76,800	2,051,045
Fuji Soft, Inc.	33,800	1,334,520
GMO Payment Gateway, Inc.	32,800	2,326,270
Harmonic Drive Systems, Inc.	34,900	1,516,755
KH Neochem Co. Ltd.	51,800	1,178,442
Kobe Bussan Co. Ltd.	106,600	3,306,865
Lasertec Corp.	48,500	4,189,041
Mabuchi Motor Co. Ltd.	50,300	1,920,201
Nabtesco Corp.	109,500	3,370,160
Nihon Kohden Corp.	75,000	2,033,775
Nihon M&A Center, Inc.	114,600	3,817,827
Nippon Gas Co. Ltd.	113,600	3,592,285
Open House Co. Ltd.	125,200	3,355,685
Orix JREIT, Inc.	2,199	4,835,538
PeptiDream, Inc.(1)	49,100	2,259,532
Pigeon Corp.	75,500	3,516,643
Pressance Corp.	194,100	3,117,402
SCSK Corp.	52,300	2,741,926
SHIFT, Inc.(1)	43,400	3,117,827
SHO-BOND Holdings Co. Ltd.	87,000	3,371,790
Trust Tech, Inc.	180,800	2,247,098

8

	Shares	Value
UT Group Co. Ltd.	146,300	$4,153,157
Zenkoku Hosho Co. Ltd.	101,800	4,095,468
		80,594,875
Netherlands — 2.3%
IMCD NV	26,643	2,214,386
InterXion Holding NV(1)	30,018	2,552,731
Takeaway.com NV(1)(2)	30,594	2,749,298
		7,516,415
Norway — 2.8%
Bakkafrost P/F	53,189	3,562,950
Subsea 7 SA	207,968	2,173,129
TGS NOPEC Geophysical Co. ASA	129,757	3,686,544
		9,422,623
Portugal — 0.5%
NOS SGPS SA	304,274	1,650,195
Singapore — 1.0%
Mapletree Industrial Trust	1,780,000	3,268,057
Spain — 0.7%
Inmobiliaria Colonial Socimi SA	192,976	2,434,129
Sweden — 6.8%
AAK AB	173,993	3,178,331
Elekta AB, B Shares(2)	134,013	1,680,943
Embracer Group AB(1)	299,362	2,118,135
Fabege AB	196,181	3,066,311
Fastighets AB Balder, B Shares(1)	115,148	4,796,391
Lindab International AB	185,295	2,201,394
Loomis AB, B Shares	133,804	5,585,308
		22,626,813
Switzerland — 4.6%
Cembra Money Bank AG	22,926	2,384,778
Georg Fischer AG	2,507	2,454,752
Landis+Gyr Group AG(1)	33,825	3,452,907
SIG Combibloc Group AG(1)	212,945	2,946,722
Tecan Group AG	14,940	4,012,928
		15,252,087
United Kingdom — 18.2%
Abcam plc	41,623	718,620
Ashmore Group plc	203,947	1,254,939
Avast plc	947,888	5,486,477
AVEVA Group plc	56,744	3,342,471
Bellway plc	49,365	2,131,421
Dechra Pharmaceuticals plc	49,355	1,807,965
Diploma plc	36,512	869,290
Electrocomponents plc	516,074	4,358,817
Fevertree Drinks plc	35,271	996,814
Games Workshop Group plc	41,874	3,102,227
Grafton Group plc	295,902	3,205,043

9

	Shares	Value
Hikma Pharmaceuticals plc	81,684	$2,022,565
HomeServe plc	243,909	3,799,974
Intermediate Capital Group plc	350,803	6,936,523
JD Sports Fashion plc	330,906	3,253,743
Moneysupermarket.com Group plc	379,714	1,670,873
Nomad Foods Ltd.(1)	148,735	3,123,435
Rentokil Initial plc	328,928	1,891,976
Rotork plc	476,961	2,020,430
Trainline plc(1)	498,652	3,008,469
UNITE Group plc (The)	347,086	5,612,455
		60,614,527
TOTAL COMMON STOCKS (Cost $281,284,444)		333,028,243
RIGHTS†
Australia†
Saracen Mineral Holdings Ltd.(1)	277,489	24,400
Norway†
Bakkafrost P/F(1)	1,576	20,173
TOTAL RIGHTS (Cost $—)		44,573
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.875%, 11/15/20 - 8/15/28, valued at $1,361,384), in a joint trading account at 1.40%, dated 11/29/19, due 12/2/19 (Delivery value $1,335,977)		1,335,821
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 5/15/27, valued at $303,583), at 0.65%, dated 11/29/19, due 12/2/19 (Delivery value $297,016)		297,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,632,821)		1,632,821
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $3,086,992)	3,086,992	3,086,992
TOTAL INVESTMENT SECURITIES — 101.4% (Cost $286,004,257)		337,792,629
OTHER ASSETS AND LIABILITIES — (1.4)%		(4,677,832)
TOTAL NET ASSETS — 100.0%		$333,114,797

10

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	23.3%
Information Technology	18.6%
Consumer Discretionary	12.4%
Real Estate	10.5%
Health Care	9.5%
Financials	9.0%
Consumer Staples	8.0%
Energy	3.0%
Materials	2.7%
Communication Services	1.9%
Utilities	1.1%
Cash and Equivalents*	—**
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.
**Category is less than 0.05% of total net assets.

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $13,773,815. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)
Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $14,634,366, which includes securities collateral of $11,547,374.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

NOVEMBER 30, 2019
Assets
Investment securities, at value (cost of $282,917,265) — including $13,773,815 of securities on loan	$334,705,637
Investment made with cash collateral received for securities on loan, at value (cost of $3,086,992)	3,086,992
Total investment securities, at value (cost of $286,004,257)	337,792,629
Cash	1,273
Foreign currency holdings, at value (cost of $9,482)	9,513
Receivable for investments sold	581,506
Dividends and interest receivable	662,293
Securities lending receivable	4,490
339,051,704

Liabilities
Payable for collateral received for securities on loan	3,086,992
Payable for investments purchased	362,578
Payable for capital shares redeemed	2,374,216
Accrued management fees	113,121
5,936,907

Net Assets	$333,114,797

Net Assets Consist of:
Capital (par value and paid-in surplus)	$299,954,698
Distributable earnings	33,160,099
$333,114,797

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$93,940,582	8,856,375	$10.61
G Class, $0.01 Par Value	$239,174,215	22,213,526	$10.77

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED NOVEMBER 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $515,149)	$5,227,625
Interest	101,390
Securities lending, net	36,531
5,365,546

Expenses:
Management fees	4,057,276
Directors' fees and expenses	10,112
Other expenses	10,795
4,078,183
Fees waived - G Class	(2,631,313)
1,446,870

Net investment income (loss)	3,918,676

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(18,176,087)
Foreign currency translation transactions	(100,567)
(18,276,654)

Change in net unrealized appreciation (depreciation) on:
Investments	63,128,880
Translation of assets and liabilities in foreign currencies	(7,955)
63,120,925

Net realized and unrealized gain (loss)	44,844,271

Net Increase (Decrease) in Net Assets Resulting from Operations	$48,762,947

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2019 AND NOVEMBER 30, 2018
Increase (Decrease) in Net Assets	November 30, 2019	November 30, 2018
Operations
Net investment income (loss)	$3,918,676	$2,532,147
Net realized gain (loss)	(18,276,654)	33,788,716
Change in net unrealized appreciation (depreciation)	63,120,925	(65,515,242)
Net increase (decrease) in net assets resulting from operations	48,762,947	(29,194,379)

Distributions to Shareholders
From earnings:
Investor Class	(10,045,152)	(5,214,906)
G Class	(28,156,452)	(12,170,408)
Decrease in net assets from distributions	(38,201,604)	(17,385,314)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	116,453,710	3,241,291

Net increase (decrease) in net assets	127,015,053	(43,338,402)

Net Assets
Beginning of period	206,099,744	249,438,146
End of period	$333,114,797	$206,099,744

See Notes to Financial Statements.

14

Notes to Financial Statements

NOVEMBER 30, 2019

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Small-Mid Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the Investor Class and G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$3,086,992	—	—	—	$3,086,992
Gross amount of recognized liabilities for securities lending transactions					$3,086,992

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

17

The annual management fee for each class is as follows:

Investor Class	G Class
1.47%	0.00%(1)

(1)	Annual management fee before waiver was 1.12%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $433,367 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $(169,167) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2019 were $512,277,590 and $428,586,613, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2019		Year ended November 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	120,000,000		80,000,000
Sold	3,003,767	$30,525,147	119,310	$1,527,631
Issued in reinvestment of distributions	1,151,967	10,045,152	404,215	5,214,906
Redeemed	(1,553,046)	(15,182,636)	(81,134)	(1,058,906)
	2,602,688	25,387,663	442,391	5,683,631
G Class/Shares Authorized	300,000,000		140,000,000
Sold	10,187,019	105,277,042	1,614,756	19,145,913
Issued in reinvestment of distributions	3,225,252	28,156,452	935,115	12,170,408
Redeemed	(4,265,651)	(42,367,447)	(2,540,006)	(33,758,661)
	9,146,620	91,066,047	9,865	(2,442,340)
Net increase (decrease)	11,749,308	$116,453,710	452,256	$3,241,291

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

18

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$13,305,916	$319,722,327	—
Rights	—	44,573	—
Temporary Cash Investments	—	1,632,821	—
Temporary Cash Investments - Securities Lending Collateral	3,086,992	—	—
	$16,392,908	$321,399,721	—

7. Risk Factors

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 17, 2019, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 16, 2019:

Investor Class	G Class
$0.1824	$0.3434

The tax character of distributions paid during the years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$7,333,981	$3,086,384
Long-term capital gains	$30,867,623	$14,298,930

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

19

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$294,233,814
Gross tax appreciation of investments	$48,939,147
Gross tax depreciation of investments	(5,380,332)
Net tax appreciation (depreciation) of investments	43,558,815
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(8,731)
Net tax appreciation (depreciation)	$43,550,084
Undistributed ordinary income	$8,584,222
Accumulated short-term capital losses	$(18,974,207)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$10.56	0.01	1.14	1.15	(0.04)	(1.06)	(1.10)	$10.61	13.13%	1.48%	0.14%	133%	$93,941
2018	$13.16	0.01	(1.73)	(1.72)	(0.11)	(0.77)	(0.88)	$10.56	(14.20)%	1.47%	0.09%	140%	$66,042
2017	$9.88	(0.01)	3.29	3.28	—	—	—	$13.16	33.20%	1.48%	(0.10)%	122%	$76,484
2016	$10.29	(0.01)	(0.33)	(0.34)	(0.07)	—	(0.07)	$9.88	(3.12)%	1.47%	(0.07)%	138%	$62,162
2015(3)	$10.00	0.02	0.27	0.29	—	—	—	$10.29	2.70%	1.47%(4)	0.32%(4)	118%	$65,428
G Class
2019	$10.72	0.16	1.13	1.29	(0.18)	(1.06)	(1.24)	$10.77	14.77%	0.01%(5)	1.61%(5)	133%	$239,174
2018	$13.25	0.20	(1.76)	(1.56)	(0.20)	(0.77)	(0.97)	$10.72	(12.95)%	0.00%(6)(7)	1.56%(6)	140%	$140,057
2017	$9.89	0.06	3.32	3.38	(0.02)	—	(0.02)	$13.25	34.20%	0.80%(8)	0.58%(8)	122%	$172,954
2016	$10.30	0.01	(0.33)	(0.32)	(0.09)	—	(0.09)	$9.89	(2.97)%	1.27%	0.13%	138%	$135,377
2015(3)	$10.00	0.04	0.26	0.30	—	—	—	$10.30	2.80%	1.27%(4)	0.52%(4)	118%	$133,255

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through November 30, 2015.

(4)	Annualized.

(5)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 1.13% and 0.49%, respectively.

(6)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 1.12% and 0.44%, respectively.

(7)	Ratio was less than 0.005%.

(8)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 1.22% and 0.16%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Small-Mid Cap Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the "Fund"), as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the years ended November 30, 2019, 2018, 2017, 2016 and for the period March 19, 2015 (fund inception) through November 30, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT International Small-Mid Cap Fund of the American Century World Mutual Funds, Inc. as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years ended November 30, 2019, 2018, 2017, 2016 and for the period March 19, 2015 (fund inception) through November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

27

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance

28

activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

29

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2019.

The fund hereby designates $30,867,623, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2019.

The fund hereby designates $2,804,219 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2019.

For the fiscal year ended November 30, 2019, the fund intends to pass through to shareholders foreign source income of $5,742,774 and foreign taxes paid of $443,930, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2019 are $0.1848 and $0.0143, respectively.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91025 2001

Annual Report

November 30, 2019

NT International Value Fund
Investor Class (ANTVX)
G Class (ANTYX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2019
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANTVX	3.56%	0.24%	3/19/15
MSCI EAFE Value Index	—	6.52%	2.22%	—
G Class	ANTYX	4.77%	0.97%	3/19/15
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2019
Investor Class — $10,116

MSCI EAFE Value Index — $11,089

Total Annual Fund Operating Expenses
Investor Class	G Class
1.30%	0.95%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Elizabeth Xie and Yulin Long

Effective August 17, 2019, portfolio manager Vinod Chandrashekaran left the fund’s portfolio management team. Yulin Long joined the portfolio management team in November 2019.

Performance Summary

NT International Value rose 4.77%* for the fiscal year ended November 30, 2019, compared with the 6.52% return of its benchmark, the MSCI EAFE Value Index. Fund results reflect operating expenses, while benchmark returns do not.

Global stock markets delivered positive results over the course of the 12 months, although they experienced pockets of volatility throughout the period. In December 2018, worries over rising interest rates, trade disputes and falling commodity prices pushed equity prices downward. However, a rebound occurred in January 2019 when global central banks pivoted and expressed renewed dedication to stimulus measures and accommodative policies. This helped equity prices recover and supported a rally that lasted into the spring. However, worries regarding continued trade difficulties and moderating growth rates resurfaced, causing volatility throughout much of the period. Concerns over a possible German recession and continued Brexit turmoil also contributed to occasional market upsets. The U.S. Federal Reserve (the Fed) cut rates three times during the period, helping to prop up equity market prices. The European Central Bank and Bank of Japan also continued accommodative low-rate policies. Near the end of the period, the U.S. announced the first stage of a trade deal with China, which also helped bolster equity market valuations.

Our stock selection process is designed to incorporate factors of valuation, quality, growth and sentiment, while minimizing unintended risks among industries and other risk characteristics. Weak stock selection, particularly in the industrials and utilities sectors, detracted most from relative results. Consumer discretionary and financials security choices also detracted from performance. Conversely, positioning within the health care, energy and consumer staples sectors added to relative returns.

Geographically, positioning among companies based in Japan, Australia and the Netherlands weighed most heavily on the fund’s results. In contrast, stock choices within Hong Kong, Sweden, Finland and the U.K. contributed most to relative returns.

Industrials and Utilities Holdings Detracted from Performance

Industrials and utilities companies provided some of the largest headwinds to performance during the 12 months. In the construction and engineering industry, an underweight to France-based facilities management company Vinci was a top sector detractor as well as a leading individual detractor. We had some exposure to the stock but less than the benchmark on average, which hurt relative performance as the stock price rose on increased demand for the company’s products and services. Australia-based CIMIC Group also provided a headwind. We have exited the stock. Positioning within the electrical equipment, trading companies and distributors and airlines industries also weighed on relative results.

*All fund returns referenced in this commentary are for G Class shares. G Class returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Stock selection within the utilities sector, particularly within electric utilities, also hurt returns. Underweights to Spain-based Iberdrola and Italy-based Enel were among the top detractors from overall performance. The price of Iberdrola increased throughout the period on the back of earnings, which rose for the 12 months.

Elsewhere in the markets, several Japan-based companies provided some of the larger drags on relative returns. Pharmaceutical company Eisai was among the top individual detractors. The stock price fell in late March after it announced it would stop trials of its new Alzheimer’s drug. We have closed the position. Overweights to Isuzu Motors and Mebuki Financial Group also weighed on results. We have since exited our position in Mebuki.

Health Care and Energy Sectors Bolster Results

Within health care, a position in pharmaceutical company Roche Holding was among the top performers for the 12 months. The price of the Switzerland-based drugmaker rose throughout much of the period on increased revenue. Reduced exposure to pharmaceutical company Teva Pharmaceutical Industries was also beneficial, as was an overweight position in health care equipment and supplies company Hoya. We have since exited our position in Teva.

Stock selection within the energy sector, particularly within the energy equipment and services and oil, gas and consumable fuels industries, provided a benefit to returns. Within the latter industry, reduced exposure to U.K.-based BP was a top contributor to portfolio results. The stock price fell throughout much of the period on low oil prices and disappointing earnings.

Companies based in the U.K. also made a significant contribution to performance, as BHP Group, Rio Tinto, 3i Group and the aforementioned BP all benefited relative results.

A Look Ahead

Looking generally at economic prospects outside the U.S., growth appears to be moderating in many areas. In addition, uncertainty is high because of ongoing trade tensions, continued Brexit negotiations and other geopolitical issues. We should note, however, that in December 2019, immediately after the end of the reporting period, a reported trade agreement between the U.S. and China seems to indicate these pressures may be easing, while elections in the U.K. led to some optimism regarding a resolution to the Brexit saga. Both situations may be positive for equity markets. Regardless, central banks seem dedicated to maintaining accommodative policies for the near term, which may continue to support capital markets. However, given the multiple moving pieces, we think it’s reasonable to expect more volatility going forward.

We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies.

4

Fund Characteristics

NOVEMBER 30, 2019
Top Ten Holdings	% of net assets
Royal Dutch Shell plc, B Shares	3.6%
GlaxoSmithKline plc	2.8%
HSBC Holdings plc	2.3%
iShares MSCI EAFE ETF	2.0%
Zurich Insurance Group AG	1.7%
BHP Group plc	1.7%
Allianz SE	1.7%
Toyota Motor Corp.	1.7%
Iberdrola SA	1.6%
NTT DOCOMO, Inc.	1.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	95.1%
Exchange-Traded Funds	3.0%
Total Equity Exposure	98.1%
Temporary Cash Investments	1.1%
Temporary Cash Investments - Securities Lending Collateral	0.7%
Other Assets and Liabilities	0.1%

Investments by Country	% of net assets
Japan	25.8%
United Kingdom	18.1%
France	10.5%
Switzerland	7.3%
Germany	6.9%
Spain	5.1%
Australia	5.0%
Singapore	2.6%
Italy	2.3%
Sweden	2.2%
Hong Kong	2.0%
Other Countries	7.3%
Exchange-Traded Funds*	3.0%
Cash and Equivalents**	1.9%
*Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
**Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/19	Ending Account Value 11/30/19	Expenses Paid During Period(1) 6/1/19 - 11/30/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,051.00	$6.63	1.29%
G Class	$1,000	$1,056.50	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,018.60	$6.53	1.29%
G Class	$1,000	$1,025.07	$0.00	0.00%(2)

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

6

Schedule of Investments

NOVEMBER 30, 2019

	Shares	Value
COMMON STOCKS — 95.1%
Australia — 5.0%
Aurizon Holdings Ltd.	864,901	$3,387,037
Australia & New Zealand Banking Group Ltd.	709,341	11,942,241
Commonwealth Bank of Australia	87,353	4,784,770
Fortescue Metals Group Ltd.	669,902	4,410,603
Santos Ltd.	226,674	1,249,845
South32 Ltd.	1,919,380	3,506,283
Telstra Corp. Ltd.	3,712,794	9,714,086
Westpac Banking Corp.	145,149	2,412,351
		41,407,216
Austria — 0.1%
Raiffeisen Bank International AG	40,737	955,356
Belgium — 1.1%
KBC Group NV	46,431	3,380,397
Telenet Group Holding NV(1)	127,176	5,737,167
		9,117,564
Denmark — 0.6%
Carlsberg A/S, B Shares	24,326	3,497,296
Pandora A/S	33,841	1,361,950
		4,859,246
Finland — 1.4%
Fortum Oyj	76,848	1,810,423
Kone Oyj, B Shares	123,585	7,734,487
Orion Oyj, Class B	37,237	1,620,183
		11,165,093
France — 10.5%
AXA SA	261,607	7,112,654
BNP Paribas SA	168,510	9,451,876
CGG SA(1)	794,218	2,081,636
CNP Assurances	196,923	3,886,347
Dassault Systemes SE	24,861	3,913,798
Hermes International	7,583	5,677,984
Kering SA	9,272	5,578,200
L'Oreal SA	21,632	6,164,268
Peugeot SA	347,768	8,392,096
Safran SA	19,180	3,133,838
Sanofi	83,660	7,797,748
Schneider Electric SE	38,000	3,664,528
Societe Generale SA	94,000	2,954,776
TOTAL SA	224,670	11,795,581
Vinci SA	43,000	4,687,144
		86,292,474

7

	Shares	Value
Germany — 6.9%
adidas AG	23,926	$7,454,363
Allianz SE	59,430	14,229,378
Bayer AG	32,319	2,446,338
Deutsche Post AG	74,000	2,759,383
Deutsche Telekom AG	257,397	4,321,473
Hamburger Hafen und Logistik AG	38,203	1,031,867
Hannover Rueck SE	9,239	1,716,640
MTU Aero Engines AG	6,266	1,697,283
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	19,940	5,724,436
RTL Group SA	57,155	2,725,563
RWE AG	269,123	7,979,591
SAP SE	12,000	1,633,456
Siemens AG	25,000	3,225,305
		56,945,076
Hong Kong — 2.0%
BOC Hong Kong Holdings Ltd.	540,000	1,836,437
Galaxy Entertainment Group Ltd.	214,000	1,400,010
Hang Seng Bank Ltd.	150,600	3,070,819
Hong Kong Exchanges & Clearing Ltd.	43,100	1,362,062
Sands China Ltd.	1,907,600	9,023,938
		16,693,266
Israel — 1.1%
Check Point Software Technologies Ltd.(1)	37,679	4,441,600
Mizrahi Tefahot Bank Ltd.	79,804	2,132,361
Wix.com Ltd.(1)	18,000	2,176,020
		8,749,981
Italy — 2.3%
Enel SpA	799,026	6,034,181
Eni SpA	627,471	9,483,318
Fiat Chrysler Automobiles NV	219,100	3,240,621
		18,758,120
Japan — 25.8%
ABC-Mart, Inc.	69,400	4,623,915
Amada Holdings Co. Ltd.	740,900	8,275,607
Astellas Pharma, Inc.	530,500	9,054,636
Bandai Namco Holdings, Inc.	40,700	2,470,827
Brother Industries Ltd.	270,200	5,368,943
Chugai Pharmaceutical Co. Ltd.	40,600	3,549,311
Daiwa House Industry Co. Ltd.	48,500	1,485,999
FANUC Corp.	19,600	3,751,301
Hitachi High-Technologies Corp.	64,100	4,187,178
Hitachi Ltd.	253,500	9,975,671
Honda Motor Co. Ltd.	143,000	4,021,930
Hoya Corp.	59,800	5,460,004
Isuzu Motors Ltd.	446,900	5,239,411
ITOCHU Corp.	358,600	7,834,472
Kao Corp.	27,800	2,188,858

8

	Shares	Value
KDDI Corp.	339,000	$9,733,148
Mitsubishi Chemical Holdings Corp.	330,200	2,452,945
Mitsubishi UFJ Financial Group, Inc.	1,129,600	5,975,215
Nexon Co. Ltd.(1)	197,300	2,693,696
Nintendo Co. Ltd.	9,900	3,831,937
Nitori Holdings Co. Ltd.	23,300	3,654,008
NTT DOCOMO, Inc.	445,800	12,242,596
ORIX Corp.	423,600	6,946,179
Persol Holdings Co. Ltd.	53,300	982,240
Recruit Holdings Co. Ltd.	78,700	2,853,102
Santen Pharmaceutical Co. Ltd.	226,800	4,253,385
Sekisui House Ltd.	225,400	4,875,758
Shin-Etsu Chemical Co. Ltd.	57,200	6,131,253
Shionogi & Co. Ltd.	61,500	3,622,802
Shizuoka Bank Ltd. (The)	736,300	5,613,746
Showa Denko KK	74,700	1,999,503
Softbank Corp.	423,900	5,758,723
Sony Corp.	44,200	2,796,859
Sumitomo Mitsui Financial Group, Inc.	136,700	4,989,790
Takeda Pharmaceutical Co., Ltd.	99,000	4,031,458
Tokyo Electron Ltd.	39,500	8,181,715
Toyota Motor Corp.	198,700	13,885,535
Trend Micro, Inc.	56,800	3,071,370
Tsuruha Holdings, Inc.	70,400	8,391,804
Welcia Holdings Co. Ltd.	87,600	5,376,609
		211,833,439
Netherlands — 1.0%
Coca-Cola European Partners plc	61,734	3,115,098
NN Group NV	128,686	4,936,353
		8,051,451
New Zealand — 1.0%
a2 Milk Co. Ltd.(1)	381,746	3,801,493
Meridian Energy Ltd.	1,377,255	4,163,743
		7,965,236
Norway — 1.0%
Aker BP ASA(2)	270,414	7,738,792
Equinor ASA	43,406	798,917
		8,537,709
Singapore — 2.6%
ComfortDelGro Corp. Ltd.	1,395,200	2,396,860
Oversea-Chinese Banking Corp. Ltd.	742,100	5,846,994
Singapore Telecommunications Ltd.	1,894,600	4,685,706
United Overseas Bank Ltd.	447,500	8,446,002
		21,375,562
Spain — 5.1%
Banco Bilbao Vizcaya Argentaria SA	1,259,230	6,602,792
Banco Santander SA	2,189,673	8,523,629

9

	Shares	Value
Iberdrola SA	1,367,966	$13,453,688
Industria de Diseno Textil SA	107,338	3,338,833
Mapfre SA	1,743,023	4,911,154
Telefonica SA	637,114	4,872,867
		41,702,963
Sweden — 2.2%
Hennes & Mauritz AB, B Shares(2)	301,044	5,808,191
Kinnevik AB, B Shares	233,277	5,339,838
Lundin Petroleum AB	221,355	6,829,447
		17,977,476
Switzerland — 7.3%
Credit Suisse Group AG(1)	125,000	1,636,788
Geberit AG	12,164	6,526,428
Kuehne + Nagel International AG	34,247	5,567,114
Nestle SA	68,793	7,149,426
Novartis AG	102,323	9,433,150
Roche Holding AG	29,472	9,080,327
Swiss Life Holding AG	3,992	1,978,620
Temenos AG(1)	18,211	2,759,348
UBS Group AG(1)	145,344	1,760,353
Zurich Insurance Group AG	36,606	14,356,067
		60,247,621
United Kingdom — 18.1%
3i Group plc	572,358	7,917,727
Anglo American plc	343,900	9,015,620
BHP Group plc	647,214	14,351,386
BP plc	1,432,632	8,903,640
Burberry Group plc	98,612	2,676,072
Evraz plc	600,742	2,875,472
GlaxoSmithKline plc	1,010,628	22,981,137
HSBC Holdings plc	2,500,730	18,644,507
Intertek Group plc	14,535	1,036,375
Legal & General Group plc	2,591,836	9,410,486
Marks & Spencer Group plc	666,019	1,672,915
Rio Tinto plc	172,303	9,386,192
Royal Dutch Shell plc, B Shares	1,057,293	29,929,839
Sage Group plc (The)	368,482	3,588,911
Vodafone Group plc	3,419,329	6,795,378
		149,185,657
TOTAL COMMON STOCKS (Cost $743,665,829)		781,820,506
EXCHANGE-TRADED FUNDS — 3.0%
iShares MSCI EAFE ETF	236,000	16,090,480
iShares MSCI EAFE Value ETF	97,000	4,776,280
iShares MSCI Japan ETF	59,000	3,506,370
TOTAL EXCHANGE-TRADED FUNDS (Cost $23,533,890)		24,373,130

10

	Shares	Value
TEMPORARY CASH INVESTMENTS — 1.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.875%, 11/15/20 - 8/15/28, valued at $7,661,829), in a joint trading account at 1.40%, dated 11/29/19, due 12/2/19 (Delivery value $7,518,835)		$7,517,958
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 5/15/27, valued at $1,711,580), at 0.65%, dated 11/29/19, due 12/2/19 (Delivery value $1,673,091)		1,673,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $9,190,958)		9,190,958
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $5,989,238)	5,989,238	5,989,238
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $782,379,915)		821,373,832
OTHER ASSETS AND LIABILITIES — 0.1%		1,136,676
TOTAL NET ASSETS — 100.0%		$822,510,508

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	24.3%
Consumer Discretionary	11.8%
Health Care	10.1%
Energy	9.6%
Communication Services	8.9%
Industrials	8.8%
Materials	6.5%
Information Technology	6.0%
Consumer Staples	4.9%
Utilities	4.0%
Real Estate	0.2%
Exchange-Traded Funds	3.0%
Cash and Equivalents*	1.9%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $5,692,282. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $5,989,238.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

NOVEMBER 30, 2019
Assets
Investment securities, at value (cost of $776,390,677) — including $5,692,282 of securities on loan	$815,384,594
Investment made with cash collateral received for securities on loan, at value (cost of $5,989,238)	5,989,238
Total investment securities, at value (cost of $782,379,915)	821,373,832
Cash	5,672
Foreign currency holdings, at value (cost of $356,666)	356,128
Receivable for investments sold	5,004,422
Receivable for capital shares sold	11,486
Dividends and interest receivable	5,345,440
Securities lending receivable	24,617
832,121,597

Liabilities
Payable for collateral received for securities on loan	5,989,238
Payable for investments purchased	3,231,778
Payable for capital shares redeemed	201,504
Accrued management fees	188,569
9,611,089

Net Assets	$822,510,508

Net Assets Consist of:
Capital (par value and paid-in surplus)	$863,982,335
Distributable earnings	(41,471,827)
$822,510,508

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$181,457,771	20,038,482	$9.06
G Class, $0.01 Par Value	$641,052,737	69,965,083	$9.16

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED NOVEMBER 30, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,618,079)	$36,064,898
Interest	162,361
Securities lending, net	147,829
36,375,088

Expenses:
Management fees	8,191,635
Directors' fees and expenses	25,064
Other expenses	22,986
8,239,685
Fees waived(1)	(5,973,233)
2,266,452

Net investment income (loss)	34,108,636

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(57,893,940)
Foreign currency translation transactions	(8,867)
(57,902,807)

Change in net unrealized appreciation (depreciation) on:
Investments	59,957,429
Translation of assets and liabilities in foreign currencies	(50,556)
59,906,873

Net realized and unrealized gain (loss)	2,004,066

Net Increase (Decrease) in Net Assets Resulting from Operations	$36,112,702

(1)	Amount consists of $5,687 and $5,967,546 for Investor Class and G Class, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2019 AND NOVEMBER 30, 2018
Increase (Decrease) in Net Assets	November 30, 2019	November 30, 2018
Operations
Net investment income (loss)	$34,108,636	$31,448,647
Net realized gain (loss)	(57,902,807)	10,420,012
Change in net unrealized appreciation (depreciation)	59,906,873	(144,941,414)
Net increase (decrease) in net assets resulting from operations	36,112,702	(103,072,755)

Distributions to Shareholders
From earnings:
Investor Class	(4,559,475)	(7,142,667)
G Class	(25,029,348)	(25,397,074)
Decrease in net assets from distributions	(29,588,823)	(32,539,741)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(19,624,059)	18,264,749

Net increase (decrease) in net assets	(13,100,180)	(117,347,747)

Net Assets
Beginning of period	835,610,688	952,958,435
End of period	$822,510,508	$835,610,688

See Notes to Financial Statements.

14

Notes to Financial Statements

NOVEMBER 30, 2019

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the Investor Class and G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$5,989,238	—	—	—	$5,989,238
Gross amount of recognized liabilities for securities lending transactions					$5,989,238

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

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Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of International Value Fund, one fund in a series issued by the corporation. Effective August 1, 2019, the investment advisor agreed to waive 0.01% of the fund’s management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors. The impact of this waiver to the ratio of operating expenses to average net assets was less than 0.005%. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended November 30, 2019 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	1.100% to 1.300%	1.29%	1.29%
G Class	0.750% to 0.950%	0.94%	0.00%

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $654,254 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2019 were $655,194,347 and $678,541,006, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2019		Year ended November 30, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	250,000,000		290,000,000
Sold	3,625,256	$31,701,431	3,651,240	$37,375,720
Issued in reinvestment of distributions	546,700	4,559,475	697,526	7,142,667
Redeemed	(8,488,820)	(74,209,312)	(2,992,499)	(28,821,565)
	(4,316,864)	(37,948,406)	1,356,267	15,696,822
G Class/Shares Authorized	925,000,000		710,000,000
Sold	19,857,993	175,964,884	7,898,598	78,787,132
Issued in reinvestment of distributions	3,004,724	25,029,348	2,480,183	25,397,074
Redeemed	(20,562,049)	(182,669,885)	(9,819,811)	(101,616,279)
	2,300,668	18,324,347	558,970	2,567,927
Net increase (decrease)	(2,016,196)	$(19,624,059)	1,915,237	$18,264,749

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$9,732,718	$772,087,788	—
Exchange-Traded Funds	24,373,130	—	—
Temporary Cash Investments	—	9,190,958	—
Temporary Cash Investments - Securities Lending Collateral	5,989,238	—	—
	$40,095,086	$781,278,746	—

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7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

8. Federal Tax Information

On December 17, 2019, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 16, 2019:

Investor Class	G Class
$0.3065	$0.4271

The tax character of distributions paid during the years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$29,588,823	$32,539,741
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$791,489,091
Gross tax appreciation of investments	$58,522,514
Gross tax depreciation of investments	(28,637,773)
Net tax appreciation (depreciation) of investments	29,884,741
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(77,723)
Net tax appreciation (depreciation)	$29,807,018
Undistributed ordinary income	$34,817,168
Accumulated short-term capital losses	$(74,072,365)
Accumulated long-term capital losses	$(32,023,648)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$9.00	0.28	0.02	0.30	(0.24)	$9.06	3.56%	1.29%	1.29%	3.20%	3.20%	82%	$181,458
2018	$10.53	0.25	(1.47)	(1.22)	(0.31)	$9.00	(11.95)%	1.29%	1.29%	2.48%	2.48%	76%	$219,273
2017	$8.73	0.24	1.83	2.07	(0.27)	$10.53	24.32%	1.29%	1.29%	2.44%	2.44%	79%	$242,242
2016	$9.24	0.25	(0.56)	(0.31)	(0.20)	$8.73	(3.42)%	1.30%	1.30%	2.88%	2.88%	81%	$201,138
2015(3)	$10.00	0.20	(0.96)	(0.76)	—	$9.24	(7.60)%	1.30%(4)	1.30%(4)	2.95%(4)	2.95%(4)	55%	$194,181
G Class
2019	$9.11	0.40	—(5)	0.40	(0.35)	$9.16	4.77%	0.00%(6)	0.94%	4.49%	3.55%	82%	$641,053
2018	$10.59	0.38	(1.48)	(1.10)	(0.38)	$9.11	(10.79)%	0.01%	0.94%	3.76%	2.83%	76%	$616,338
2017	$8.75	0.29	1.84	2.13	(0.29)	$10.59	24.99%	0.69%	1.04%	3.04%	2.69%	79%	$710,717
2016	$9.25	0.26	(0.55)	(0.29)	(0.21)	$8.75	(3.16)%	1.10%	1.10%	3.08%	3.08%	81%	$586,173
2015(3)	$10.00	0.21	(0.96)	(0.75)	—	$9.25	(7.50)%	1.10%(4)	1.10%(4)	3.15%(4)	3.15%(4)	55%	$544,369

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through November 30, 2015.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

(6)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Value Fund, one of the funds constituting the American Century World Mutual Funds, Inc. (the "Fund"), as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the years ended November 30, 2019, 2018, 2017, 2016 and for the period March 19, 2015 (fund inception) through November 30, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT International Value Fund of the American Century World Mutual Funds, Inc. as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years ended November 30, 2019, 2018, 2017, 2016 and for the period March 19, 2015 (fund inception) through November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 16, 2020

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

27

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-year period reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including

28

cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.01% (e.g., the Investor Class unified fee will be reduced from 1.28% to 1.27%) for at least one year, beginning August 1, 2019. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services,

29

fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2019.

For the fiscal year ended November 30, 2019, the fund intends to pass through to shareholders foreign source income of $37,938,593 and foreign taxes paid of $2,177,221, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2019 are $0.4215 and $0.0242, respectively.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91026 2001

ITEM 1. REPORTS TO STOCKHOLDERS.

ITEM 2. CODE OF ETHICS.

(a)    The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)    No response required.

(c)    None.

(d)    None.

(e)    Not applicable.

(f)    The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    John R. Whitten, Chris H. Cheesman and Lynn M. Jenkins are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)    No response required.

(c)    No response required.

(d)    No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2018:    $310,910
FY 2019:    $298,990

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2018:$0 FY 2019:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:$0 FY 2019:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2018:    $0
FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(d)All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2018:$0 FY 2019:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:$0 FY 2019:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2018:    $115,750
FY 2019:    $119,500

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century World Mutual Funds, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	January 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	January 24, 2020

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	January 24, 2020